RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 2003




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2003-RM1



                                      TABLE OF CONTENTS

                                                                                          Page


ARTICLE I

        DEFINITIONS..........................................................................4
        Section  1.01 Definitions............................................................5

ARTICLE II

        CONVEYANCE OF MORTGAGE LOANS;
        ORIGINAL ISSUANCE OF CERTIFICATES...................................................56
        Section  2.01 Conveyance of Mortgage Loans..........................................56
        Section  2.02 Acceptance by Trustee.................................................61
        Section  2.03 Representations, Warranties and Covenants of the Master Servicer and the
                      Depositor.............................................................62
        Section  2.04 Representations and Warranties of Residential Funding.................65
        Section  2.05 Execution and Authentication of Certificates; Conveyance of Uncertificated
                      Regular Interests.....................................................67

ARTICLE III

        ADMINISTRATION AND SERVICING
        OF MORTGAGE LOANS...................................................................68
        Section  3.01 Master Servicer to Act as Servicer....................................68
        Section  3.02 Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' Obligations; Special Servicing...........69
        Section  3.03 Successor Subservicers................................................71
        Section  3.04 Liability of the Master Servicer......................................71
        Section  3.05 No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................71
        Section  3.06 Assumption or Termination of Subservicing Agreements by Trustee.......72
        Section  3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                      Account...............................................................72
        Section  3.08 Subservicing Accounts; Servicing Accounts.............................74
        Section  3.09 Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................76
        Section  3.10 Permitted Withdrawals from the Custodial Account......................76
        Section  3.11 Maintenance of Primary Insurance Coverage.............................78
        Section  3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage
                       .....................................................................79


                                              i




        Section  3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................80
        Section  3.14 Realization Upon Defaulted Mortgage Loans.............................82
        Section  3.15 Trustee to Cooperate; Release of Mortgage Files.......................86
        Section  3.16 Servicing and Other Compensation; Compensating Interest...............87
        Section  3.17 Reports to the Trustee and the Depositor..............................88
        Section  3.18 Annual Statement as to Compliance.....................................88
        Section  3.19 Annual Independent Public Accountants' Servicing Report...............89
        Section  3.20 Right of the Depositor in Respect of the Master Servicer..............89

ARTICLE IV

        PAYMENTS TO CERTIFICATEHOLDERS......................................................90
        Section  4.01 Certificate Account...................................................90
        Section  4.02 Distributions.........................................................90
        Section  4.03 Statements to Certificateholders......................................98
        Section  4.04 Distribution of Reports to the Trustee and the Depositor; Advances by the
                      Master Servicer......................................................100
        Section  4.05 Allocation of Realized Losses........................................102
        Section  4.06 Reports of Foreclosures and Abandonment of Mortgaged Property........105
        Section  4.07 Optional Purchase of Defaulted Mortgage Loans........................105
        Section  4.08 Distributions on the Uncertificated REMIC I Regular Interests........106
        Section  4.09 Surety Bond..........................................................107

ARTICLE V

        THE CERTIFICATES...................................................................108
        Section  5.01 The Certificates.....................................................108
        Section  5.02 Registration of Transfer and Exchange of Certificates................110
        Section  5.03 Mutilated, Destroyed, Lost or Stolen Certificates....................115
        Section  5.04 Persons Deemed Owners................................................116
        Section  5.05 Appointment of Paying Agent..........................................116

ARTICLE VI

        THE DEPOSITOR AND THE MASTER SERVICER..............................................117
        Section  6.01 Respective Liabilities of the Depositor and the Master Servicer......117
        Section  6.02 Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer................117
        Section  6.03 Limitation on Liability of the Depositor, the Master Servicer and Others
                       ....................................................................118
        Section  6.04 Depositor and Master Servicer Not to Resign..........................119



                                              ii




ARTICLE VII

        DEFAULT............................................................................120
        Section  7.01 Events of Default....................................................120
        Section  7.02 Trustee or Depositor to Act; Appointment of Successor................122
        Section  7.03 Notification to Certificateholders...................................123
        Section  7.04 Waiver of Events of Default..........................................123

ARTICLE VIII

        CONCERNING THE TRUSTEE.............................................................124
        Section  8.01 Duties of Trustee....................................................124
        Section  8.02 Certain Matters Affecting the Trustee................................126
        Section  8.03 Trustee Not Liable for Certificates or Mortgage Loans................127
        Section  8.04 Trustee May Own Certificates.........................................128
        Section  8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification
                       ....................................................................128
        Section  8.06 Eligibility Requirements for Trustee.................................129
        Section  8.07 Resignation and Removal of the Trustee...............................129
        Section  8.08 Successor Trustee....................................................130
        Section  8.09 Merger or Consolidation of Trustee...................................131
        Section  8.10 Appointment of Co-Trustee or Separate Trustee........................131
        Section  8.11 Appointment of Custodians............................................132
        Section  8.12 Appointment of Office or Agency......................................132

ARTICLE IX

        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES...............................133
        Section  9.01 Optional Purchase by the Master Servicer of All Certificates; Termination
                      Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans
                       ....................................................................133
        Section  9.02 Additional Termination Requirements..................................136

ARTICLE X

        REMIC PROVISIONS...................................................................137
        Section  10.01REMIC Administration.................................................137
        Section  10.02Master Servicer, REMIC Administrator and Trustee Indemnification
                       ....................................................................141

ARTICLE XI

        MISCELLANEOUS PROVISIONS...........................................................142


                                             iii




        Section  11.01Amendment............................................................142
        Section  11.02Recordation of Agreement; Counterparts...............................144
        Section  11.03Limitation on Rights of Certificateholders...........................145
        Section  11.04Governing Law........................................................146
        Section  11.05Notices..............................................................146
        Section  11.06Notices to Rating Agencies...........................................146
        Section  11.07Severability of Provisions...........................................147
        Section  11.08Supplemental Provisions for Resecuritization.........................147



Exhibit A-1    Form of Class A Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F      Mortgage Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      Form of ERISA Letter
Exhibit P      Discount Fractions
Exhibit Q      PAC I Aggregate Planned Principal Balances and PAC II Aggregate Planned
               Principal Balances
Exhibit R-1    Form 10-K Certification
Exhibit R-2    Form 10-K Back-up Certification


        This Pooling and Servicing Agreement, effective as of March 1, 2003, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in twenty-three classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Distribution Date in the month following the last scheduled monthly payment of the Mortgage Loans. None of the REMIC I Regular Interests will be certificated.


                                     UNCERTIFICATED REMIC I   LATEST POSSIBLE
    DESIGNATION PASS-THROUGH RATE     PRINCIPAL BALANCE       MATURITY DATE
        LT-1          5.75%          $199,522,108.00          March 25, 2033
        LT-2          8,50%          $58,888,000.00           March 25, 2033
        LT-3          4.75%          $161,942,000.00          March 25, 2033
      LT-I-AV      Variable(1)       $0.00                    March 25, 2033
      LT-I-AP         0.00%          $1,964,409.00            March 25, 2033
---------------
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

            As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC

II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the Distribution Date following the last scheduled monthly payment of the Mortgage Loans. None of the REMIC II Regular Interests will be certificated.



                                        Aggregate Initial                                Initial Ratings
                          Pass-Through  Certificate-Principle
 Designation      Type        Rate           Balance        Features        Maturity Date   Fitch    S&P
----------------------------------------------------------------------------                ----------------

  Class A-1      Senior       4.75%     $   13,626,000.00   Senior/PAC I    March 25, 2033   AAA     AAA
  Class A-2      Senior       4.75%     $   67,345,000.00   Senior/PAC I    March 25, 2033   AAA     AAA
  Class A-3      Senior       4.75%     $   50,814,000.00   Senior/PAC I    March 25, 2033   AAA     AAA
                           Adjustable                                       March 25, 2033
  Class A-4      Senior      Rate(1)    $   58,888,000.00 Senior/PAC I/Float                 AAA     AAA
  Class A-5      Senior    Adjustable                      Senior/Inverse   March 25, 2033
                             Rate(1)    $            0.00 Floater/Interest Only              AAA     AAA
  Class A-6      Senior       4.75%     $   24,428,000.00   Senior/PAC I    March 25, 2033   AAA     AAA
  Class A-7      Senior       4.75%     $    5,729,000.00   Senior/PAC I    March 25, 2033   AAA     AAA
  Class A-8      Senior       5.75%     $    9,628,000.00 Super Senior/PAC IMarch 25, 2033   AAA     AAA
  Class A-8A     Senior       5.75%     $      171,000.00 Senior Support/PACMarch 25, 2033   AAA     AAA
  Class A-9      Senior       5.75%     $   34,607,000.00   Senior/PAC II   March 25, 2033   AAA     AAA
  Class A-10     Senior       5.75%     $    2,209,000.00   Senior/PAC II   March 25, 2033   AAA     AAA
  Class A-11     Senior    Adjustable   $  107,213,000.00 Senior/Companion/
                             Rate(1)                           Floater      March 25, 2033   AAA     AAA
  Class A-12     Senior    Adjustable   $   32,631,000.00 Senior/Companion/
                             Rate(1)                       Inverse Floater  March 25, 2033   AAA     AAA
  Class A-P      Senior       0.00%     $    1,964,409.00 Senior/Principal OMarch 25, 2033   AAA     AAA
  Class A-V      Senior   Variable Rate($)           0.00 Senior/Interest OnMarch 25, 2033   AAA     AAA
  Class R-I     Residual      5.75%     $          100.00  Senior/Residual  March 25, 2033   AAA     AAA
  Class R-II    Residual      5.75%     $          100.00  Senior/Residual  March 25, 2033   AAA     AAA
  Class M-1    Mezzanine      5.75%     $    5,913,100.00     Mezzanine     March 25, 2033    AA      AA
  Class M-2    Mezzanine      5.75%     $    2,534,000.00     Mezzanine     March 25, 2033    A       A
  Class M-3    Mezzanine      5.75%     $    1,689,300.00     Mezzanine     March 25, 2033   BBB     BBB




                                              2





  Class B-1    Subordinate    5.75%     $       1,267,000.00 Subordinate    March 25, 2033    BB      BB
  Class B-2    Subordinate    5.75%     $         844,600.00 Subordinate    March 25, 2033    B       B
  Class B-3    Subordinate    5.75%     $         845,008.06 Subordinate    March 25, 2033   N/R     N/R


----------
(1) The Class A-4, Class A-5, Class A-11 and Class A-12 Certificates will accrue interest based on the applicable Pass- Through Rate as defined herein.

(2) The Pass-Through Rate for the Class A-V Certificates will be equal to the excess of the weighted average of the Net Mortgage Rate of each Mortgage Loan that has a Net Mortgage Rate over 5.75%.

        The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to approximately $422,346,617.06. The Mortgage Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination of generally not more than 30 years.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section  1.01 Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class of Certificates (other than the Class A-P Certificates), interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates (other than the Class A-P Certificates) will be reduced by the amount of:

               (i) Prepayment Interest Shortfalls on the Mortgage Loans (to the extent not offset by the Master Servicer with Compensating Interest as provided in Section 3.16(e)),

               (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses on the Mortgage Loans, to the extent allocated to the Certificates,

               (iii) the interest portion of Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses on the Mortgage Loans to the extent allocated to the Certificates, and

               (iv) any other interest shortfalls on the Mortgage Loans not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Adjustable Rate Certificates: Any one of the Class A-4, Class A-5, Class A-11 and Class A- 12 Certificates.

        Adjustment Date: As to each adjustable rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, the appraised value of such Mortgaged Property based upon the appraisal or appraisals (or field review) made at the time of the origination of the related Mortgage Loan.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Mortgage Loans, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of
Section 3.10(a).

        Bankruptcy Amount: As any date of determination prior to the first anniversary of the Cut- off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses on the Mortgage Loans allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Agreement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the related Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut- off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non- Primary Residence Loans remaining divided by the total number of Outstanding Mortgage Loans as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of related Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.
        ---------------

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or the State of California (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass- Through Certificates, Series 2003-RM1" and which must be an Eligible Account.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to any Class A (other than the Interest Only Certificates), Class R, Class M or Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. The Interest Only Certificates will not have a Certificate Principal Balance.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-8A, Class A-9, Class A-10, Class A-11, Class A-12, Class A-P and Class A-V Certificates
executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(3)(1) over the amount described in Section 4.02(b)(i)(3)(2).

     Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

     Class B Certificates: Any one of the Class B-1, Class B-2 or Class B-3 Certificates.

        Class B-1 Certificates: Any one of the Class B-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-2 and Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-2 Certificate: Any one of the Class B-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-3 Certificate: Any one of the Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

        Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Clearstream: Clearstream Banking, societe anonyme.
        -----------

        Closing Date: March 28, 2003.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.
        ----------

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month, but not more than the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to
Section 3.10(a)(v) and (vi), in each case with respect to the Mortgage Loans; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: RAMPI, Series 2003-RM1.

        Corresponding Certificate: With respect to (i) REMIC I Regular Interest LT-1, (ii) REMIC I Regular Interest LT-2, (iii) REMIC I Regular Interest LT-3,
(iv) REMIC I Regular Interest LT-AV and (v) REMIC I Regular Interest LT-P; (i) the Class 8, Class 8A, Class 9, Class 10, Class 11, Class 12, Class R-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, (ii) the Class A-4 Certificates, (iii) the Class A-1, Class A-2, Class A-3, Class A-6 and Class A-7 Certificates, (iv) the Class A-V Certificates and (v) the Class A-P Certificates.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Class M and Class B Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: March 1, 2003.

        Cut-off Date Balance: $422,346,617.06.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is as set forth in Exhibit P attached hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate: 5.75% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and
(iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Deutsche Bank Trust Company Americas, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such

Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) of this Agreement), (iii) the related Class A-P Principal Distribution Amount (determined without regard to Section
4.02(b)(i)(5) of this Agreement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.
        -----

        Euroclear: Euroclear Bank, S.A./NA, as operator of The Euroclear System.
        ---------

        Event of Default: As defined in Section 7.01.
        ----------------

        Excess Bankruptcy Loss: With respect to the Mortgage Loans, any Bankruptcy Loss on such Mortgage Loans, or portion thereof, which exceeds the then-applicable Bankruptcy Amount.

        Excess Fraud Loss: With respect to the Mortgage Loans, any Fraud Loss on such Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

        Excess Loss: With respect to the Mortgage Loans, any Excess Fraud Loss, Excess Special Hazard Loss, Excess Bankruptcy Loss or Extraordinary Loss.

        Excess Special Hazard Loss: With respect to the Mortgage Loans, any Special Hazard Loss on such Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(5).

        Exchange Act: The Securities Exchange Act of 1934, as amended.

     Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack;

                             (1) by any government or sovereign  power,  de jure
                      or de facto, or by any authority maintaining or using military, naval or air forces; or

                             (2) by military, naval or air forces; or

                             (3) by an  agent  of any  such  government,  power,
                      authority or forces; or

                             (4) any weapon of war employing  atomic  fission or
                      radioactive force whether in time of peace or war; or

                             (5) insurrection, rebellion, revolution, civil war,
                      usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC: Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled Distribution Date: With respect to the Certificates, February 25, 2033. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A, Class R, Class M or Class B Certificates on or before its Final Scheduled Distribution Date.

        Fitch: Fitch, Inc., or its successor in interest.
        -----

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date, an amount equal to 1.0% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated through Subordination in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses with respect to Mortgage Loans allocated through Subordination in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: (a) Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Interest Only Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Initial Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates as of the Closing Date and the denominator of which is the Cut-off Date Balance.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest Accrual Period: With respect to any Certificates (other than the Class A-4 Certificates and Class A-5 Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Class A-4 Certificates and Class A-5 Certificates, the one-month period commencing on the 25th day of the month preceding the month in which the Distribution Date occurs and ending on the 24th day of the month in which the Distribution Date occurs.

        Interest Only Certificates: Any one of the Class A-5 Certificates or Class A-V Certificates.

        Interim Certificates: As defined in Section 2.02.
        --------------------

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date and the Adjustable Rate Certificates, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period on which banks are open for dealing in foreign currency and exchange in London, England.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding, with later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: (a) Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I and REMIC II, the latest possible maturity date, solely for purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest, March 25, 2033, which is the month following the month of the latest maturing Mortgage Loan.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.
        -------

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule attached hereto as Exhibit F, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i) the Mortgage Loan identifying number ("RFC LOAN #");

               (ii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY

        DT" for Mortgage Loans;

               (iii) the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

               (iv) the Adjusted Mortgage Rate or Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (v) the scheduled monthly payment of principal, if any, and interest as of the Cut- off Date ("ORIGINAL P & I");

               (vi) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (vii) the Loan-to-Value Ratio at origination ("LTV");

               (viii) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

               (ix) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

      Mortgaged Property: The underlying real property securing a Mortgage Loan.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the sum of the Servicing Fee Rate.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be nonrecoverable.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notice: As defined in Section 4.04.

        Notional Amount: With respect to the Class A-5 Certificates, immediately prior to any Distribution Date, an amount equal to the Certificate Principal Balance of the Class A-4 Certificates. For federal income tax purposes, however, the Notional Amount of the Class A-5 Certificates will be equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-2. With respect to the Class A-V Certificates, immediately prior to any Distribution Date, an amount equal to the Uncertificated Notional Amount of REMIC I Regular Interest LT-AV.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash

Liquidation  or  REO  Disposition  and  that  was  not  purchased,   deleted  or
substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        PAC I Aggregate Planned Principal Balance: With respect to the PAC I Certificates and each Distribution Date, the amount set forth for such Classes on such Distribution Date on Exhibit Q hereto.

        PAC I Certificates: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class A-7, Class A-8 and Class A-8A Certificates.

        PAC II Aggregate Planned Principal Balance: With respect to the PAC II Certificates and each Distribution Date, the amount set forth for such Classes on such Distribution Date on Exhibit Q hereto.

        PAC II Certificates: Any one of the Class A-9 Certificates and Class A-10 Certificates.

        Pass-Through Rate: With respect to the Class A (other than the Adjustable Rate Certificates), Class R, Class M and Class B Certificates, the Pass-Through set forth in the Preliminary Statement. With respect to the Class A-4 Certificates and the initial Interest Accrual Period, 1.70% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.40%, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.40% per annum. With respect to the Class A-5 Certificates and the initial Interest Accrual Period, 6.80% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 8.10% minus LIBOR, subject to a maximum rate of 8.10% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-11 Certificates and the initial Interest Accrual Period, 2.70% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 1.40%, subject to a maximum rate of 7.50% per annum and a minimum rate of 1.40% per annum. With respect to the Class A-12 Certificates and the initial Interest Accrual Period, 15.77113481% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 20.04243817% minus the product of LIBOR and 3.28561797, subject to a maximum rate of 20.04243817% per annum and a minimum rate of 0.00% per annum.

        With respect to the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all of the Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of the Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to approximately 0.2958% per annum.

     Paying Agent: Deutsche Bank Trust Company Americas or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A Certificate, Class M Certificate or Class B Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class R Certificate shall be stated on the face thereof.

        Permitted Investments: One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Assumption: With respect to the Certificates, a prepayment assumption of 350% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Principal Payment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of
               (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Principal Payment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates  for  which  the  Principal   Payment   Distribution
               Triggers have not been satisfied, 0%; and

               (ii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 (determined without regard to the proviso to the related definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F with the exception of either code "23" or "96" under the column "MI CO CODE."

        Principal Payment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the related Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan:

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates, and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R-II Certificates pursuant to Section 4.02 hereof.

     Rating Agency: Fitch or S&P. If either agency or a successor is no longer in existence,

"Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or
(2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Class A-4 Certificates and Class A-5 Certificates that are Book-Entry Certificates), the close of business on the last business day of the month next preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and the Class A-4 Certificates and Class A-5 Certificates (so long as they are Book-Entry Certificates), the close of business on the

Business Day prior to such Distribution Date.

     Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

               (i) the Mortgage Loans and the related Mortgage Files;

               (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any; and

               (v) all proceeds of clauses (i) through (iv) above.

        REMIC I Regular Interests: REMIC I Regular Interest LT-1, REMIC I Regular Interest LT-2, REMIC I Regular Interest LT-3, REMIC I Regular Interest LT-AV and REMIC I Regular Interest LT-AP.

        REMIC I Regular Interest LT-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-AV: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial notional amount equal to $422,346,617.06, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest LT-AP: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, and that has such other terms as are described herein.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Repurchase Event: As defined in the Assignment Agreement.
        ----------------

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Depositor, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution   Percentage:   With  respect  to  any
Distribution Date occurring on or prior to the 60th Distribution Date, 100%. With respect to any Distribution Date thereafter, as follows:

               (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date;

               (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date;

               (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date;

               (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and

               (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

        Any  reduction  to  the  Senior  Accelerated   Distribution   Percentage
described above shall not occur as of any Distribution Date unless either:

        (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

        (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%.

        Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the applicable Senior Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificates: Any one of the Class A Certificates and Class R Certificates.

        Senior Interest Distribution Amount: As defined in Section 4.02(a)(i).

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution therefrom of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed therefrom to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) and Section 4.02(a)(xv).

        Senior Support Certificates: The Class A-8A Certificates.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS(R) System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in acordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan or any extension of the final maturity date of a Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $4,223,466 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with Section
4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.
        ------------

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the aggregate of the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the Class's pro rata share, based on the Certificate Principal Balance of each such Class then outstanding, and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (i), (ii) and
(iii) of Section 4.02(a)(ii)(Y)(A) (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date to the extent of Eligible Funds for such Distribution Date and to the extent not included in the Senior Principal Distribution Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any related Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing Fee Rate: The per annum rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Super Senior Certificates: The Class A-8 Certificates.
        -------------------------

        Super Senior Optimal Percentage: As to any Distribution Date on or after the Credit Support Depletion Date and the Super Senior Certificates, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date.

        Super Senior Optimal Principal Distribution Amount: As to any Distribution Date on or after the Credit Support Depletion Date and the Super Senior Certificates, the product of (a) the then- applicable Super Senior Optimal Percentage and (b) the Senior Principal Distribution Amount.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: Collectively, the assets of REMIC I and REMIC II.
        ----------

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to any REMIC I Regular Interest for any Distribution Date, except for REMIC I Regular Interest LT-AP, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first to REMIC I Regular Interests LT- 1, LT-2 and LT-3, and then to REMIC I Regular Interest LT-AV, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Regular Interest.

        Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC   I
Pass-Through Rate.

        Uncertificated Principal Balance: The principal amount of any REMIC I Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each REMIC I Regular Interest shall never be less than zero.

        Uncertificated REMIC I LT-AV Notional Amount: With respect to each Uncertificated REMIC I LT-AV Regular Interest, an amount equal to the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans.

        Uncertificated  REMIC I  Pass-Through  Rate:  With  respect  to  REMIC I
Regular Interest LT-1, REMIC I Regular Interest LT-2 and REMIC I Regular Interest LT-3, as per annum rate as specified in the Preliminary Statement. With respect to REMIC I Regular Interest LT-AV, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all of the Non-Discount Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of the Non-Discount Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). REMIC I Regular Interest LT-AP will not be entitled to distributions of interest.

        Uncertificated Regular Interests: The REMIC I Regular Interests.
        --------------------------------

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.
        --

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates (other than the Interest Only Certificates), Class M Certificates and Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class A-5 Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class A-V Certificates; and 0.50% and 0.50% of all of the Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

        Section  1.02 Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Adjustable Rate Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

        On each LIBOR Rate Adjustment Date (other than for the initial Interest Accrual Period), LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the
Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or in the case of the first LIBOR Rate Adjustment Date, 1.30%; provided however, if, under the priorities listed previously in this paragraph, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Master Servicer, shall select an alternative comparable index over which the Trustee has no control, used for determining one- month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section  2.01 Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse, all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of March 2003); and (ii) all proceeds of the foregoing.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

        (c) The Depositor may, in lieu of delivering original of the documents set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee. On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in
Section 2.01(b)(ii), (iii), (iv) and (v) which has been delivered to it by the Depositor.

        (d) In connection with any Mortgage Loan, if the Depositor cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of

Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(ii), (iii), (iv) and (v) that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note and Mortgage, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        Section  2.02 Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certificate") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee, after receiving notice from the Custodian, shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

               (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02; and

               (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

               (i) The information set forth in Exhibit F hereto with respect to each Mortgage

        Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

               (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

               (iii) Each Mortgage Loan  constitutes a qualified  mortgage under
        Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section  2.04 Representations and Warranties of Residential Funding.
                      -----------------------------------------------------

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended related Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement. In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05 Execution and Authentication of Certificates; Conveyance of Uncertificated Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse, all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Holders of the REMIC II Regular Interests and the Holders of the Class R-II Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC II Regular Interests and Holders of the Class R-II Certificates. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

        (c) In exchange for the REMIC I Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-II Certificates) the entire beneficial ownership interest in REMIC II.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

        Section  3.01 Master Servicer to Act as Servicer.
                      ----------------------------------

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of

Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations; Special Servicing.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third- party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section  3.03 Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section  3.04 Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest

(unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided further, no such reduction of the Mortgage Rate shall reduce the Mortgage Rate below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the Servicing Fee and the Subservicing Fee, and the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

               (i) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

               (ii) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (iv) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

               (v) All  proceeds of any  Mortgage  Loans  purchased  pursuant to
        Section 2.02, 2.03 or 2.04 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

               (vi) Any amounts required to be deposited pursuant to Section 3.07(c).

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the

Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        (b) With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section  3.08 Subservicing Accounts; Servicing Accounts.
                      -----------------------------------------

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each

Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section  3.10 Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the outstanding principal balance of the Mortgage Loan in the prior calendar month;

               (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any Advance or Subservicer Advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance or Subservicer Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section  3.11 Maintenance of Primary Insurance Coverage.
                      -----------------------------------------

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan ( fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

               (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

               (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I or REMIC II to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the

Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property ( or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I or REMIC II would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I or REMIC II as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section  3.14 Realization Upon Defaulted Mortgage Loans.
                      -----------------------------------------

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may
take other actions in respect of a defaulted  Mortgage  Loan,  which may include
(i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

        In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance
Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of
Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I or REMIC II as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I or REMIC II to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I or REMIC II to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to the Master Servicer; fifth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and sixth, to Foreclosure Profits.

        Section  3.15 Trustee to Cooperate; Release of Mortgage Files.
                      -----------------------------------------------

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section  3.16 Servicing and Other Compensation; Compensating Interest.
                      -------------------------------------------------------

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

        Section 3.17 Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section  3.18 Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section  3.19 Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20 Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

        Section  4.01 Certificate Account.

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in

Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

        Section  4.02 Distributions.

        (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee based solely on information provided by the Master Servicer, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

               (i) from the Available Distribution Amount, to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on the Accrued Certificate Interest payable on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount"); and

               (ii) (X) to the Class A-P Certificates, the Class A-P Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y) to the Senior  Certificates  (other than the Class A-P
               Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through(v), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                      (A) the Senior Percentage for such Distribution Date times the sum of the following:

                             (i) the principal  portion of each Monthly  Payment
                      due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (ii) the Stated  Principal  Balance of any Mortgage
                      Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with
                      Section 3.07(b))  pursuant to Sections 2.02, 2.03, 2.04 or
                      4.07 of this Agreement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                      Section 2.03 or 2.04 of this Agreement during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                             (iii) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                      (B) with  respect to each  Mortgage  Loan for which a Cash
               Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(3) of this Agreement);

                      (C) the Senior  Accelerated  Distribution  Percentage  for
               such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to each Discount Mortgage
               Loan);

                      (D) any Excess  Subordinate  Principal  Amount but only to the extent of Eligible Funds for such Distribution Date; and

                      (E) any amounts described in subsection (ii),  clauses (Y)
               (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii)  to  the  Holders  of  the  Class  M--1  Certificates,   as
        applicable, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (iv) to the Holders of the Class M-1 Certificates, as applicable, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M--1 Certificates;

               (v) to the Holders of the Class M-2 Certificates, as applicable, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vi) to the Holders of the Class M-2 Certificates, as applicable, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (vii)  to  the  Holders  of  the  Class  M-3   Certificates,   as
        applicable, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (viii) to the Holders of the Class M-3 Certificates, as applicable, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (ix) to the Holders of the Class B-1 Certificates, as applicable, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (x) to the Holders of the Class B-1 Certificates, as applicable, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xi) to the Holders of the Class B-2 Certificates, as applicable, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xii)  to  the  Holders  of  the  Class  B-2   Certificates,   as
        applicable, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiii)  to  the  Holders  of  the  Class  B-3  Certificates,   as
        applicable, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiv)  to  the  Holders  of  the  Class  B-3   Certificates,   as
        applicable, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date;

               (xv) to the Senior  Certificates,  in the  priority  set forth in
        Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xvi) to the Class R-II Certificates, the balance, if any, of the related Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

        (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

               (i) to the Class A-P Certificates from the Available Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero, an amount (the related "Class AP Principal Distribution Amount") equal to the aggregate of:

                             (1) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the related Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (2) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount

                      Mortgage Loan described in clause (3) below), including Principal Prepayments in Full, Curtailments and repurchases (including repurchases deemed to have occurred during such period in accordance with Section 3.07(b)) of Discount Mortgage Loans(or, in the case of a substitution of a related Deleted Mortgage Loan, the related Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (3) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                             (4) any  amounts  allocable  to  principal  for any
                      previous Distribution Date (calculated pursuant to clauses
                      (1) through (3) above) that remain undistributed; and

                             (5) the amount of any related Class A-P  Collection
                      Shortfalls for such Distribution Date and the amount of any such Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

               (ii) the following amounts shall be distributed to the Senior Certificates (other than the Interest Only Certificates and Class A-P Certificates) as follows:

                      (A) the  Senior  Principal  Distribution  Amount  shall be distributed to the Class R-I Certificates and Class R-II Certificates, concurrently, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

                      (B) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, in clause
               (ii)(A) above shall be distributed in the following order of priority, until the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class A-7, Class A-8 and Class A-8A Certificates has been reduced to the PAC I Aggregate Planned Principal Balance for such Distribution Date:

                             (1)   first,    36.66666667%,    36.66666667%   and
                      26.66666667% concurrently to the Class A-1, Class A-3 and Class A-4 Certificates, respectively, until the Certificate Principal Balance of the Class A-1

                      Certificates has been reduced to zero;

                             (2)   second,   36.66666667%,    36.66666667%   and
                      26.66666667% concurrently to the Class A-2, Class A-3 and Class A-4 Certificates, respectively, until the
                      Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero;

                             (3)   third,    36.66666667%,    36.66666667%   and
                      26.66666667% concurrently to the Class A-2, Class A-6 and Class A-4 Certificates, respectively, until the
                      Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero;

                             (4)   fourth,   36.66666667%,    36.66666667%   and
                      26.66666667% concurrently to the Class A-2, Class A-7 and Class A-4 Certificates, respectively, until the Certificate Principal Balances thereof have been reduced to zero; and

                             (5) fifth, to the Class A-8  Certificates and Class
                      A-8A Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

                      (C) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses
               (ii)(A) and (B) above, if any, shall be distributed sequentially to the Class A-9 Certificates and Class A-10 Certificates, in each case until the aggregate Certificate Principal Balance of the Class A-9 Certificates and Class A-10 Certificates has been reduced to the PAC II Aggregate Planned Principal Balance for such Distribution Date;

                      (D) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses
               (ii)(A) through (C) above, if any, shall be distributed concurrently on a pro rata basis, to the Class A-11 Certificates and Class A-12 Certificates, until the Certificate Principal Balances thereof have been reduced to zero;

                      (E) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses
               (ii)(A) through (D) above, if any, shall be distributed sequentially to the Class A-9 Certificates and Class A-10 Certificates, without regard to the PAC II Aggregate Planned Principal Balance for such Distribution Date, in each case until the Certificate Principal Balance has been reduced to zero; and

                      (F) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses
               (ii)(A) through (E) above, if any, shall be
               distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class A-7, Class A-8 and Class A-8A Certificates in the manner and order of priority set forth in clauses (ii)(B)(1) through (5) above, without regard to the PAC I Aggregate Planned Principal Balance for such Distribution Date, until the Certificate Principal Balances thereof have been reduced to zero.

               (iii) On or after the occurrence of the Credit Support Depletion Date but prior to the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described in Section 4.02(b) of this Agreement in respect of principal among the Senior Certificates (other than the
        Interest Only Certificates and Class A-P Certificates) will be disregarded, and (i) the remaining Senior Principal Distribution Amount will be distributed to the Senior Certificates (other than the Interest Only Certificates and Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the Senior Interest Distribution Amount will be distributed as described in Section 4.02(a)(i)(X) and (iii) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates; provided that, the aggregate amount distributable to the Super Senior Certificates and the Senior Support Certificates will be distributed among such Certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest thereon; second to the Super Senior Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

               (iv) On or after the occurrence of the Credit Support Depletion Date and after the reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, all priorities relating to distributions as described in Section 4.02(b) of this Agreement in respect of principal among the Senior Certificates (other than the
        Interest Only Certificates and Class A-P Certificates) will be disregarded, and (i) the remaining Senior Principal Distribution Amount will be distributed to the Senior Certificates (other than the Interest Only Certificates and Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, (ii) the Senior Interest Distribution Amount will be distributed as described in Section 4.02(a)(i)(X) and (iii) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates.

               (v) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

        (c) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated) with respect to the Certificates of any Class, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date; provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates.

        (d) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

        (e) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that

Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section  4.03 Statements to Certificateholders; Exchange Act Reporting.
                      --------------------------------------------------------

        (a) The Master Servicer shall forward to the Trustee no later than 5:00 P.M. New York time on the second Business Day prior to each Distribution Date, and the Trustee shall on such Distribution Date make available electronically via the Trustee's internet website which is presently located at https://www.corporatetrust.db.com/invr, or for persons unable to use this website by mail by contacting the investor relations desk at (800) 735-7777, to each Holder and the Depositor, a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Mortgage Loans pursuant to Section 4.04;

               (v) the number of Mortgage Loans and the Stated Principal Balance
        after  giving   effect  to  the   distribution   of  principal  on  such
        Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (viii) the number, aggregate principal balance and book value of any REO

        Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

               (xi) the Special Hazard Amount, Bankruptcy Amount and Fraud Loss Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the Pass-Through Rate on each Class of Certificates;

               (xiii) the number and aggregate principal balance of Mortgage Loans repurchased under Section 4.07;

               (xiv)  the  aggregate  amount  of any  recoveries  on  previously
        foreclosed   loans  from   Residential   Funding  due  to  a  breach  of
        representation or warranty;

               (xv) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xvi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

        Section 4.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a),
(iii) the amount of Prepayment Interest Shortfalls, and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the

Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding
Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

        In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this

Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        Section  4.05 Allocation of Realized Losses.

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers'
Certificate. All Realized Losses on the Mortgage Loans (other than Excess Losses) shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the related Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on the Non-Discount Mortgage Loans, among the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described in clause (b) below.

        (b) Any Extraordinary Losses with respect to the Mortgage Loans will be allocated among the Senior Certificates and Subordinate Certificates on a pro rata basis; provided that the Discount Fraction of the principal portion of a Realized Loss on a Discount Mortgage Loan will be allocated to the Class A-P Certificates. Excess Special Hazard Losses, Excess Bankruptcy Losses and Excess Fraud Losses will be allocated as follows: first, to the Class B-3 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; second, to the Class B-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; third, to the Class B-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; fourth, to the Class M-3 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; fifth, to the Class M-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; and sixth, to the Class M-1 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; provided however that such losses will be so allocated pursuant to this provision solely to the extent of the remaining Special Hazard Loss Amount, Bankruptcy Amount or Fraud Loss Amount, as applicable, to which these losses are allocated and to the extent of the Certificate Principal Balance of the Class B Certificates or Class M Certificates, and thereafter shall be allocated pro rata among the Senior Certificates and the Subordinate Certificates in which these losses occurred; and provided further, that the Discount Fraction of the principal portion of any Excess Loss on a Discount Mortgage Loan will be allocated to the Class A-P Certificates, as applicable.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss.

        (c) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A, Class R, Class M or Class B Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting form a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the priority of payment provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year (other than the year in which the Certificates are issued) stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section  4.07 Optional Purchase of Defaulted Mortgage Loans.
                      ---------------------------------------------

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        Section 4.08 Distributions on the Uncertificated REMIC I Regular Interests.

        (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests (other than REMIC I Regular Interest LT-AP) for such Distribution Date, plus any Uncertificated REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date in the same manner as it is distributed to the Corresponding Certificate.

        (b) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, as principal on the Uncertificated REMIC I Regular Interests (other than REMIC I Regular Interest LT-AV), an amount equal to the sum of the amounts distributed as principal on the Certificates (other than the Class R Certificates) under Sections 4.02(a)(ii), (iv), (vi), (viii), (x), (xii), (xiv) and (xv) to REMIC I Regular Interest LT-1, REMIC I Regular Interest LT-2 and REMIC I Regular Interest LT-3. Distributions on REMIC I Regular Interest LT-AP shall be make in the same manner and amounts as distributions are made on the Corresponding Certificates.

        (c) In determining from time to time the amounts to be distributed to the Uncertificated REMIC I Regular Interests, Realized Losses allocated under
Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interests for the related Distribution Date to REMIC I Regular Interest LT-1, REMIC I Regular Interest LT-2 and REMIC I Regular Interest LT-3, in the same manner as distributed to the Corresponding Certificates, except that Realized Losses on REMIC I Regular Interest LT-AP shall be allocated in the same manner as allocated to the Corresponding Certificates.

        (d) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

        Section  5.01 The Certificates.

        (a) The Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A (other than the Class A-5 Certificates and Class A-V Certificates), Class M-1, Class M-1 and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof, except in the case of one Class B-3 Certificate which shall be issued in a denomination equal to the sum of the related minimum denomination and such uneven multiple for such Class. The Class A-5 Certificates and Class A-V Certificates and each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A or Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        Section  5.02 Registration of Transfer and Exchange of Certificates.
                      -----------------------------------------------------

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of
Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit O (with respect to a Class B Certificate), or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or
(b) in the case of a Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

        (f) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited

Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65
Fed. Reg. 67765 (November 13, 2000) and PTE 2002-41 67 Fed Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

        (g) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

        (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (h) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                      (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                      (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its

               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                      (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                      (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                      (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass- through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass- through interest holder."

               (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (iii) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury

        Regulations  Section  1.860E-1  or  Section  1.860G-3,   then  the  last
        preceding  Permitted  Transferee  shall  be  restored,   to  the  extent
        permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (iv) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (v) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

               (vi) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                      (A) Written  notification  from each Rating  Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating

               Agency to downgrade its then-current ratings, if any, of the Class A, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                      (B) A certificate of the Master Servicer  stating that the
               Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (i) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (j) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section  5.03 Mutilated, Destroyed, Lost or Stolen Certificates.
                      -------------------------------------------------

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section  5.04 Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section  5.05 Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01 Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02 Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A, Class R, Class M or Class B Certificates will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section  6.04 Depositor and Master Servicer Not to Resign.
                      -------------------------------------------

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        Section  7.01 Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

               (i) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

               (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iii) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

               (iv) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (v) the Master  Servicer  shall  notify the  Trustee  pursuant to
        Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (v) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide.

        Section  7.02 Trustee or Depositor to Act; Appointment of Successor.
                      -----------------------------------------------------

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section  7.03 Notification to Certificateholders.
                      ----------------------------------

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section  7.04 Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

        Section  8.01 Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section  8.02 Certain Matters Affecting the Trustee.
                      -------------------------------------

        (a) Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates (and except as provided for in Section 3.22(d)), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

        Section  8.03 Trustee Not Liable for Certificates or Mortgage Loans.
                      -----------------------------------------------------

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section  8.04 Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co- trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

     Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this

Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section  8.06 Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

        In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07 Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section  8.08 Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section  8.09 Merger or Consolidation of Trustee.
                      ----------------------------------

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10 Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section  8.11 Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

        Section  8.12 Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        Section       9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I or REMIC II as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, or, with respect to the Class A-5 Certificates and Class A-V Certificates, on their respective Notional Amount, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise  be  a  Distribution  Date)  upon  which  the  Certificateholders  may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii) the amount of any such final payment, if known, and

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance of the Certificates, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section  9.02 Additional Termination Requirements.
                      -----------------------------------

        (a) Any of REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

               (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
        Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

        Section  10.01       REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-8A, Class A-9, Class A-10, Class A-11, Class A-12, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such

Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in
Section 860F(a)(2) of the Code (except as provided in Section 3.22(d)) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I or REMIC II will receive a fee or other compensation for services nor permit any of REMIC I or REMIC II to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-5 Certificates and Class A-V Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated Regular Interest is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02 Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify

Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this
Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section  11.01       Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee:

               (i) to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I or REMIC II as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.09(d).

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in REMIC I or REMIC II. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations
Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section  11.02       Recordation of Agreement; Counterparts.
                             --------------------------------------

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section  11.03       Limitation on Rights of Certificateholders.
                             ------------------------------------------

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section  11.04       Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section  11.05       Notices.
                             -------

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Residential Asset Mortgage Products Inc. Series 2003-RM1 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Fitch, One State Street Plaza, New York, New York 1004, Attention: Residential Mortgage Backed Group, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch; and (e) in the case of S&P, 55 Water Street, New York, New York 10041, Attention:
Mortgage Surveillance, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by S&P. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section  11.06       Notices to Rating Agencies.

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (i), (ii), (iii), (iv), (vii), (viii), (ix) or
(x) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (x) and (vi) below:

               (i) a material change or amendment to this Agreement,

               (ii) the occurrence of an Event of Default,

               (iii) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

               (iv) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
        Section 3.12 or the cancellation or modification of coverage under any such instrument,

               (v) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

               (vi) the statements required to be delivered pursuant to Sections
        3.18 and 3.19,

               (vii) a change in the location of the Custodial Account or the Certificate Account,

               (viii) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

               (ix) the occurrence of the Final Distribution Date, and

               (x) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (iv), (vii) or (viii) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section  11.07       Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section  11.08       Supplemental Provisions for Resecuritization.
                             --------------------------------------------

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the

Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code.

        IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.


[Seal]                                          RESIDENTIAL    ASSET    MORTGAGE
                                                PRODUCTS, INC.

Attest:                                         By:
        ---------------------------------------
        Name:  Julie Steinhagen                         Name: Michael Mead
        Title:   Vice President                         Title:    Vice President



[Seal] RESIDENTIAL FUNDING CORPORATION


Attest:                                         By:
        ---------------------------------------
        Name:                                           Name: Julie Steinhagen
        Title:                                          Title:    Director




[Seal]                                          DEUTSCHE   BANK  TRUST   COMPANY
                                                AMERICAS
                                                                  as Trustee

Attest:                                         By:
        ---------------------------------------
        Name:                                           Name:
        Title:                                          Title:

[Seal]


Attest:                                         By:
        ---------------------------------------    -----------------------------
        Name:                                           Name:
        Title:                                          Title:

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

        On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared Michael Mead, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public



[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

        On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public


[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

        On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an _________________ of Deutsche Bank Trust Company Americas, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking entity and acknowledged to me that such banking entity executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

        On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared __________________, known to me to be a/an _________________ of Deutsche Bank Trust Company Americas, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking entity and acknowledged to me that such banking entity executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Class A-[___] Certificates                      No. ___
                                                [___]% Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest: 100%
and Cut-off Date:
March 1, 2003
First Distribution Date:                        Aggregate Initial [Certificate Principal
April 25, 2003                                  Balance] [Notional Amount] of the Class A-
                                                [___] Certificates: $_______________
Master Servicer:                                Initial [Certificate Principal Balance] [Notional
Residential Funding Corporation                 Amount] of this Class A-[___] Certificate:
                                                $_______________
Final Scheduled Distribution Date:              $_______________
February 25, 2033
Maturity Date:                                  CUSIP ___________
March 25, 2033


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2003-RM1

evidencing a percentage interest in the distributions allocable to the Class A-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company

Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][so long as the Certificate is a Book-Entry Certificate) on the Business Day prior to the related Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-[__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance][Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance][Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                   as Trustee


                                            By:
                                                   Authorized Signatory

Dated: March 28, 2003

                          CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:_____________________
                                           __________________________________
                                          Signature by or on behalf of assignor


                                           ___________________________________
                                            Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
________________________.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                         EXHIBIT B-1

                               FORM OF CLASS M-[__] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A [AND] CLASS R[, CLASS M-1 AND CLASS M-2] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON, ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994),  AS AMENDED BY PTE 97-34,  62 FED. REG.  39021 (JULY 21,  1997),  AND PTE
2000-58, 65 FED. REG. 67765 (NOVEMBER 13, 2000) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF

PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


Class M-[___] Certificates                      No. ___
                                                [___]% Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest: 100%
and Cut-off Date:
March 1, 2003
First Distribution Date:                        Aggregate Initial [Certificate Principal
April 25, 2003                                  Balance] of the Class M-[___] Certificates:
                                                $_______________
Master Servicer:                                Initial [Certificate Principal Balance] of this
Residential Funding Corporation                 Class M-[___] Certificate:
                                                $_______________
Final Scheduled Distribution Date:
February 25, 2033
Maturity Date:                                  CUSIP ___________
March 25, 2033


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2003-RM1

evidencing a percentage interest in the distributions allocable to the Class M-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

        The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-[ ] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(f) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(f) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                   as Trustee


                                            By:
                                                   Authorized Signatory

Dated: March 28, 2003

                          CERTIFICATE OF AUTHENTICATION

This is one of the Class M-[__] Certificates referred to in the within-mentioned Agreement.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:_____________________
                                           ___________________________________
                                          Signature by or on behalf of assignor


                                           ___________________________________
                                            Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
________________________.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                         EXHIBIT B-2

                               FORM OF CLASS B-[__] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS R [AND] CLASS M[, CLASS B-1 AND CLASS B-2] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON- EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH

PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Class B-[___] Certificates                      No. ___
                                                [___]% Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest 100%
and Cut-off Date:
March 1, 2003
First Distribution Date:                        Aggregate Initial [Certificate Principal
April 25, 2003                                  Balance] of the Class B-[___] Certificates:
                                                $_______________
Master Servicer:                                Initial [Certificate Principal Balance] of this
Residential Funding Corporation                 Class B-[___] Certificate:
                                                $_______________
Final Scheduled Distribution Date:
February 25, 2033
Maturity Date:                                  CUSIP ___________
March 25, 2033

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2003-RM1

evidencing a percentage interest in the distributions allocable to the Class B-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

        The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B[__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.No transfer of this Class B-[__] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such

Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit O to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                   as Trustee


                                            By:
                                                   Authorized Signatory

Dated: March 28, 2003

                          CERTIFICATE OF AUTHENTICATION

This is one of the Class B-[__] Certificates referred to in the within-mentioned Agreement.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:_____________________
                                           ____________________________________
                                          Signature by or on behalf of assignor


                                           ____________________________________
                                            Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
________________________.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

        THE CLASS [R-I] [R-II] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL
SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN (THE "AGREEMENT").

        THIS CLASS [R-I] [R-II] CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(F) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN

REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Class R-[___] Certificates                      No. 1
                                                [___%] Pass-Through Rate
Date of Pooling and Servicing Agreement         Percentage Interest 100%
and Cut-off Date:
March 1, 2003
First Distribution Date:                        Aggregate Initial [Certificate Principal
April 25, 2003                                  Balance] of the Class R-[___] Certificates:
                                                $_______________
Master Servicer:                                Initial [Certificate Principal Balance] of this
Residential Funding Corporation                 Class R-[___] Certificate:
                                                $_______________
Final Scheduled Distribution Date:
February 25, 2033
Maturity Date:                                  CUSIP ___________
March 25, 2033

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2003-RM1

evidencing a percentage interest in any distributions allocable to the Class [R-I] [R- II] Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company

Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master

Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of paragraph fourteen of Exhibit H-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                   as Trustee


                                            By:
                                                   Authorized Signatory

Dated: March 28, 2003

                          CERTIFICATE OF AUTHENTICATION

This is one of the Class R-[__] Certificates referred to in the within-mentioned Agreement.

                                            DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                            as Certificate Registrar


                                            By:
                                                   Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



Dated:_____________________
                                           ____________________________________
                                          Signature by or on behalf of assignor


                                           ___________________________________
                                            Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________ for the account of
___________________________________                account                number
__________________________________________ or if mailed by check to
________________________.

Applicable statements should be mailed to _______________________.

This information is provided by ______________________, the assignee named above, or _______________________, as its agent.

                                    EXHIBIT E

                           FORM OF CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of March 1, 2003, by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                W I T N E S S E T H T H A T:

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of March 1, 2003, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

    Section 2.1 Custodian to Act as Agent; Acceptance of Mortgage Files. The

Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3   Review of Mortgage Files.

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

               (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review in accordance with the provisions of Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

               Section 2.4 Notification of Breaches of Representations and Warranties. If the Custodian discovers, in the course of performing its custodial functions, a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

               Section 2.5 Custodian to Cooperate: Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

               Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

                      Upon the request of the Master Servicer, the Custodian will send to the Master
Servicer copies of any documents contained in the Mortgage File.

     Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

     The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

     Section 3.2 Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the

Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the

Master Servicer.

     Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                          ARTICLE IV

                                   Miscellaneous Provisions

     Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                      Section 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                           DEUTSCHE BANK TRUST COMPANY
                                                   AMERICAS, as Trustee

1761 East St. Andrew Place
Santa Ana, California 92705
                                                   By:__________________________
Attention:     Residential Asset Mortgage          Name:
               Products, Inc., Series 2003-RM1     Title:
                                                   By:__________________________
                                                   Name:
                                                   Title:

Address:                                           RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                                   By:__________________________
                                                   Name:  Michael Mead
                                                          Title: Vice President


Address:                                         RESIDENTIAL FUNDING
                                                 CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437


                                                   By:__________________________
                                                   Name: Julie Steinhagen
                                                   Title: Director

Address:                                           WELLS FARGO BANK MINNESOTA,
                                                          NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota 55423

                                                 By:__________________________
                                                 Name:  Herb A. Nelson
                                                 Title: Assistant Vice President

STATE OF                     )
                             )ss.:
COUNTY OF                         )


               On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared _____________, known to me to be an ________________ of Deutsche Bank Trust Company Americas, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                          ________________________
                                                    Notary Public

[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared Michael Mead, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 _________________________
                                                          Notary Public
[Notarial Seal]




STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared, Julie Steinhagen, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written. .


                                                   _______________________
                                                         Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 28th day of March, 2003, before me, a notary public in and for said State, personally appeared Herb A. Nelson, known to me to be an Assistant Vice President of Wells Fargo Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                              ______________________________
                                              Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                   March __, 2003


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705



Attention: Residential Asset Mortgage Products, Inc., Series 2003-RM1

          Re: Custodial Agreement, dated as of March 28, 2003, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1


Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                    By:________________________________
                                    Name: H. A. Nelson
                                    Title:   Assistant Vice President

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   March __, 2003


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2003-RM1

          Re: Custodial Agreement, dated as of March 28, 2003, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                      WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION


                                      By:________________________________
                                      Name: H.A. Nelson
                                      Title:   Assistant Vice President

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   March __, 2003


Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705


Attention: Residential Asset Mortgage Products, Inc., Series 2003-RM1

          Re: Custodial Agreement, dated as of March 28, 2003, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1


Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION


                                       By:________________________________
                                       Name: H. A. Nelson
                                       Title:   Assistant Vice President

                                         EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series  Supplement,  to the Standard  Terms of Pooling and Servicing  Agreement,
Dated:

Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

   Enclosed Documents:          [ ] Promissory Note
                                [ ] Primary Insurance Policy
                                [ ] Mortgage or Deed of Trust
                                [ ] Assignment(s) of Mortgage or Deed of Trust
                                [ ] Title Insurance Policy
                                [ ] Other: ________________________
___________________________
Name
___________________________
Title
___________________________
Date

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                          TO BE PROVIDED UPON REQUEST.

  RUN ON     : 03/20/03           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 11.03.29           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2003-RM1                                  CUTOFF : 03/01/03
  POOL       : 0004674
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------------

      4689651                              .5000
       27,524.15                          .0300
            8.5000                         .0000
            8.0000                         .0000
            7.9700                         .0000
            5.7500                        2.2200

      6911371                              .2500
      391,937.19                          .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            5.7500                        1.3450

      7088040                              .2500
       29,591.98                          .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            5.7500                        1.9700

      7088236                              .2500
      101,535.77                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      7088678                              .2500
       63,404.31                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      7704451                              .2500
      793,042.77                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700
1



      7704503                              .2500
      319,948.53                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      7704521                              .2500
      773,747.06                          .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            5.7500                        1.2200

      7920275                              .2500
      364,285.79                          .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            5.7500                        1.0950

      8145207                              .2500
      377,929.87                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8206195                              .5000
      218,212.18                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8346751                              .2500
      338,760.48                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346753                              .2500
      401,852.86                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346755                              .2500
      580,874.64                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8346761                              .2500
      435,175.72                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346765                              .2500
      588,311.77                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346767                              .2500
      557,709.44                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346771                              .2500
      424,467.26                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8346775                              .2500
      492,417.61                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8346779                              .2500
      358,589.64                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8346785                              .2500
      647,692.64                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8346789                              .2500
      329,100.15                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8346793                              .2500
      414,446.48                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346797                              .2500
      334,714.76                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346803                              .2500
      365,629.44                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346807                              .2500
      398,092.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346811                              .2500
      420,424.04                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346891                              .2500
      322,760.64                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346893                              .2500
      646,339.45                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346895                              .2500
      646,517.52                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8346897                              .2500
      329,055.74                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346899                              .2500
      338,730.29                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346901                              .2500
      497,390.02                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346903                              .2500
      965,848.26                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8346907                              .2500
      358,020.19                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8346909                              .2500
      841,539.69                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8346913                              .2500
      398,379.54                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346917                              .2500
      345,356.90                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8346921                              .2500
      106,710.92                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346923                              .2500
      351,326.40                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346925                              .2500
      444,923.02                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346927                              .2500
      442,435.90                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346929                              .2500
      546,709.38                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8346931                              .2500
      425,646.77                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346933                              .2500
      345,664.95                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8346935                              .2500
      646,745.93                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200
1



      8346937                              .2500
      364,566.13                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8346939                              .2500
      549,888.53                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346941                              .2500
      483,274.15                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8346943                              .2500
      627,811.95                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8346947                              .2500
      479,701.85                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346951                              .2500
      335,127.24                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8346953                              .2500
      451,703.80                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346955                              .2500
      340,691.78                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8346957                              .2500
      603,309.98                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346961                              .2500
      538,491.56                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346963                              .2500
      428,827.47                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346967                              .2500
      378,859.42                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8346969                              .2500
      354,506.94                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346971                              .2500
      453,666.52                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8346973                              .2500
      530,477.73                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346975                              .2500
      398,855.45                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8346977                              .2500
      368,683.34                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8346979                              .2500
      359,018.35                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346981                              .2500
      469,637.34                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8346983                              .2500
      371,715.13                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8346985                              .2500
      641,536.62                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346989                              .2500
      407,635.43                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8346991                              .2500
      348,998.50                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346993                              .2500
      542,516.61                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8346995                              .2500
      446,286.32                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8346997                              .2500
      380,971.96                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8346999                              .2500
      379,875.34                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8347001                              .2500
      530,153.96                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8347003                              .2500
      389,282.91                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8347007                              .2500
      333,945.68                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8347011                              .2500
      468,687.11                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8347015                              .2500
      391,902.19                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8347017                              .2500
      353,034.70                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8347019                              .2500
      410,424.03                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8347021                              .2500
      376,519.44                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8347023                              .2500
      358,969.88                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8347027                              .2500
      355,102.18                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8347031                              .2500
      390,080.62                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8347033                              .2500
      332,879.24                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8347037                              .2500
      368,991.07                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8347043                              .2500
      523,490.69                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8347047                              .2500
      388,296.68                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8347171                              .2500
      482,547.27                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8347175                              .2500
      371,009.93                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8347179                              .2500
      428,883.05                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8347183                              .2500
      448,802.33                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8347187                              .2500
      398,935.39                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8347191                              .2500
      436,377.60                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8347195                              .2500
      530,497.22                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8347199                              .2500
      538,454.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8347203                              .2500
      548,426.23                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8347207                              .2500
      726,014.90                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8347211                              .2500
      580,413.01                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8361751                              .2500
      549,672.67                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8361755                              .2500
      484,194.49                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8361757                              .2500
      557,818.44                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950
1



      8361763                              .2500
      510,986.13                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8361765                              .2500
      641,477.50                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8361767                              .2500
      494,071.40                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8361781                              .2500
      393,822.76                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8361783                              .2500
      302,328.57                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8361787                              .2500
      313,560.70                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8361789                              .2500
      499,129.05                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8361791                              .2500
      462,267.21                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8361811                              .2500
      398,469.95                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8361813                              .2500
      519,018.16                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8361817                              .2500
      449,143.82                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365893                              .2500
      368,852.49                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8365895                              .2500
      404,099.74                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8365897                              .2500
      343,423.61                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8365899                              .2500
      385,088.01                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8365901                              .2500
      336,379.70                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8365903                              .2500
      447,842.74                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365905                              .2500
      622,003.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365909                              .2500
      367,231.04                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365911                              .2500
      561,845.03                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8365913                              .2500
      384,790.54                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8365915                              .2500
      358,057.57                          .0300
            5.6250                         .0000
            5.3750                         .0000
            5.3450                         .0000
            5.3450                         .0000

      8365917                              .2500
      346,331.71                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365919                              .2500
      464,130.40                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8365921                              .2500
      314,555.97                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365923                              .2500
      597,704.94                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365927                              .2500
      558,319.18                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8365929                              .2500
      383,626.94                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365931                              .2500
      358,589.64                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8365933                              .2500
      338,699.45                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365937                              .2500
      394,448.62                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8365939                              .2500
      345,242.14                          .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            5.7500                        1.8450
1



      8365941                              .2500
      440,174.83                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8365943                              .2500
      382,590.94                          .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            5.7500                        1.4700

      8365945                              .2500
    1,291,638.62                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8365947                              .2500
      584,737.31                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8365949                              .2500
      597,606.28                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8365953                              .2500
      646,808.78                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8365959                              .2500
      597,191.73                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8365961                              .2500
      332,694.04                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8365963                              .2500
      426,445.80                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365967                              .2500
      635,231.50                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8365969                              .2500
      510,000.00                          .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            5.7500                        1.4700

      8365975                              .2500
      358,578.78                          .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            5.7500                        1.2200

      8365977                              .2500
      560,268.05                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365979                              .2500
      369,077.94                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8365983                              .2500
      438,471.85                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8365987                              .2500
      535,684.23                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8365989                              .2500
      492,793.80                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8365993                              .2500
      635,729.73                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8365997                              .2500
      647,630.40                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8366001                              .2500
      942,500.00                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8366005                              .2500
      816,631.25                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8366007                              .2500
      448,278.69                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8366011                              .2500
      994,361.74                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8366015                              .2500
      492,110.41                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8366019                              .2500
      874,469.35                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8366021                              .2500
      465,065.44                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8366027                              .2500
      996,174.89                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8366031                              .2500
      777,356.23                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8366035                              .2500
      548,752.91                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417643                              .2500
       97,822.32                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8417647                              .2500
      344,311.38                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8417651                              .2500
      151,567.31                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8417655                              .2500
      568,991.41                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8417659                              .2500
      279,467.26                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8417663                              .2500
      471,622.41                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417667                              .2500
      458,240.44                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8417671                              .2500
      413,249.43                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8417675                              .2500
      118,756.75                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8417683                              .2500
      459,103.53                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417691                              .2500
      451,079.95                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8417695                              .2500
      384,302.01                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8417703                              .2500
      496,031.42                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417715                              .2500
      115,542.02                          .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            5.7500                        1.2200

      8417719                              .2500
      156,714.58                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417723                              .2500
      299,992.00                          .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            5.7500                        1.2200

      8417727                              .2500
      373,232.41                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8417735                              .2500
      149,721.40                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417749                              .2500
      554,891.77                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8417753                              .2500
      938,336.72                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8417757                              .2500
      331,383.37                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417761                              .2500
      381,290.50                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417767                              .2500
      321,886.40                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8417771                              .2500
      335,291.03                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8417775                              .2500
      134,749.25                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417777                              .2500
      424,153.99                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417781                              .2500
      115,584.29                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8417785                              .2500
      675,933.72                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417793                              .2500
      363,290.61                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417799                              .2500
      215,575.77                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8417811                              .2500
      193,816.60                          .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            5.7500                        1.4700

      8417815                              .2500
      453,220.41                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8417819                              .2500
      715,897.04                          .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            5.7500                        1.0950

      8417825                              .2500
       99,971.95                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8417831                              .2500
      315,211.64                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8417839                              .2500
      447,371.32                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8417843                              .2500
      497,091.26                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8417847                              .2500
      169,676.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8417851                              .2500
      399,306.57                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417863                              .2500
      350,363.66                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8417867                              .2500
      187,425.77                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8417875                              .2500
      164,728.71                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8417881                              .2500
      499,147.09                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700
1



      8417885                              .2500
      558,959.88                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417889                              .2500
      354,324.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8417893                              .2500
      399,201.60                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8417897                              .2500
      399,292.21                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8417901                              .2500
      368,915.63                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417905                              .2500
       91,848.74                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8417913                              .2500
      124,784.15                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8417917                              .2500
      366,630.98                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      8417925                              .2500
      187,633.61                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8417929                              .2500
      389,275.64                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417933                              .2500
      288,463.22                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8417937                              .2500
      154,326.43                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8417945                              .2500
      133,950.74                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8442899                              .2500
      344,359.20                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8442915                              .2500
      407,612.87                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8442921                              .2500
      671,421.42                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200
1



      8442929                              .2500
      406,604.42                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8442933                              .2500
      472,900.86                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8442937                              .2500
      414,596.64                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8442949                              .2500
      649,397.97                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8442953                              .2500
      291,444.42                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8442957                              .2500
      453,537.12                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8442963                              .2500
      200,813.83                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8442965                              .2500
      364,636.64                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8442969                              .2500
      439,221.45                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8442973                              .2500
      142,364.79                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8442977                              .2500
    1,118,841.49                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8442981                              .2500
      369,657.31                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443127                              .2500
      878,515.64                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443129                              .2500
      322,393.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443131                              .2500
      414,586.86                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8443133                              .2500
      605,367.29                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      8443135                              .2500
      441,590.62                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443137                              .2500
      391,618.99                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8443139                              .2500
      499,536.90                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443141                              .2500
      437,084.88                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443145                              .2500
      499,514.02                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8443147                              .2500
      460,527.95                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8443149                              .2500
      340,129.44                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443151                              .2500
      457,409.44                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8443153                              .2500
      696,555.11                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443155                              .2500
      646,883.95                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443159                              .2500
      545,953.52                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443161                              .2500
    1,493,146.01                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443163                              .2500
      108,708.59                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8443165                              .2500
      389,325.94                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8443167                              .2500
      365,984.53                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8443171                              .2500
      644,883.09                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8443173                              .2500
      639,407.23                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443177                              .2500
      462,225.14                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443179                              .2500
      647,824.33                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443181                              .2500
      486,263.48                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8443183                              .2500
      647,453.54                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8443185                              .2500
      376,918.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443189                              .2500
      648,821.58                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443191                              .2500
      342,954.71                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200
1



      8443193                              .2500
      446,864.39                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8443197                              .2500
      325,705.28                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443199                              .2500
       57,147.02                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443201                              .2500
      357,302.31                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8443205                              .2500
      381,646.19                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443207                              .2500
      409,219.91                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443209                              .2500
      610,958.19                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443211                              .2500
      371,555.54                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8443213                              .2500
      164,700.85                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443215                              .2500
      407,260.32                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443217                              .2500
      161,364.31                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8443219                              .2500
      589,937.92                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8443221                              .2500
      223,792.53                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443223                              .2500
      579,449.67                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443225                              .2500
      405,607.99                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8443227                              .2500
      257,761.04                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8443229                              .2500
      447,585.06                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443231                              .2500
      459,594.14                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8443233                              .2500
      322,401.11                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443237                              .2500
      566,413.35                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443239                              .2500
      395,282.08                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443241                              .2500
      339,383.59                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8443243                              .2500
      131,877.74                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443245                              .2500
      367,316.49                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8443247                              .2500
      779,259.90                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443249                              .2500
      299,715.34                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443251                              .2500
      333,066.23                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8443255                              .2500
      548,574.05                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8443257                              .2500
      464,065.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443261                              .2500
      625,807.05                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443263                              .2500
      145,477.68                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8443267                              .2500
      368,297.90                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8443269                              .2500
      353,887.84                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8443271                              .2500
      419,200.88                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443273                              .2500
      421,599.59                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443275                              .2500
      339,600.11                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8443277                              .2500
      257,361.41                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443279                              .2500
      399,620.46                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443281                              .2500
      321,701.76                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8443283                              .2500
      411,599.56                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8443285                              .2500
      259,792.08                          .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            5.7500                        1.0950

      8443287                              .2500
      313,702.06                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443289                              .2500
      398,440.54                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8443291                              .2500
      479,150.66                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8443293                              .2500
      319,696.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443297                              .2500
      824,217.20                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8443299                              .2500
      503,498.26                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8443303                              .2500
       93,101.07                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8443307                              .2500
       90,893.43                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8448331                              .2500
      542,939.82                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448335                              .2500
      339,685.09                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448339                              .2500
      457,133.45                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448343                              .2500
      364,636.64                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448345                              .2500
      366,469.12                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448347                              .2500
      446,316.28                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448351                              .2500
      447,737.68                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8448353                              .2500
      331,072.59                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448355                              .2500
      389,907.79                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448357                              .2500
      350,931.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448359                              .2500
      390,755.13                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448361                              .2500
      401,874.25                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448371                              .2500
      443,555.88                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448373                              .2500
      378,296.07                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448375                              .2500
      399,257.07                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8448377                              .2500
      372,506.84                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448381                              .2500
      365,837.75                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448383                              .2500
      747,265.85                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448385                              .2500
      446,675.64                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448387                              .2500
      427,686.18                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8448389                              .2500
      399,201.61                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448391                              .2500
      341,394.87                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448397                              .2500
      553,969.19                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8448399                              .2500
      555,041.96                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448401                              .2500
      370,935.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448405                              .2500
      497,404.34                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448407                              .2500
      648,733.25                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448409                              .2500
      346,883.67                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448411                              .2500
      335,360.72                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448413                              .2500
      606,595.53                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448417                              .2500
      488,612.56                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8448419                              .2500
      402,732.29                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448421                              .2500
      498,943.93                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448425                              .2500
      335,360.72                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448427                              .2500
      449,203.76                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448429                              .2500
      345,687.21                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448431                              .2500
      520,531.39                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448433                              .2500
      464,115.28                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448435                              .2500
      454,154.92                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8448437                              .2500
      748,704.89                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8448441                              .2500
      543,145.71                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448443                              .2500
      420,758.48                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448447                              .2500
      354,935.17                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448449                              .2500
      374,251.51                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448453                              .2500
      402,214.62                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448457                              .2500
      335,016.28                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448461                              .2500
      411,271.00                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950
1



      8448463                              .2500
      437,645.44                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448465                              .2500
      341,333.50                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448467                              .2500
      456,087.82                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448469                              .2500
      407,584.03                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448473                              .2500
      349,334.09                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448475                              .2500
      395,209.59                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448477                              .2500
      649,321.36                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8448479                              .2500
      339,661.53                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8448481                              .2500
      325,394.51                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448483                              .2500
      379,223.26                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448485                              .2500
      458,586.14                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448487                              .2500
      373,952.49                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448489                              .2500
      349,301.40                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448491                              .2500
      344,327.65                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448493                              .2500
      371,292.22                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448499                              .2500
      383,491.66                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8448501                              .2500
      383,286.77                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448505                              .2500
      540,993.33                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448507                              .2500
      508,540.70                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448511                              .2500
      558,855.30                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448513                              .2500
      458,745.69                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448515                              .2500
      648,702.60                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448517                              .2500
      343,345.50                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448519                              .2500
      546,982.18                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8448521                              .2500
      329,756.10                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448523                              .2500
      362,708.07                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448525                              .2500
      339,095.09                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448527                              .2500
      648,184.29                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448529                              .2500
      385,300.19                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448531                              .2500
      347,073.78                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448533                              .2500
      375,946.89                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448535                              .2500
      394,946.03                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950
1



      8448537                              .2500
      357,865.65                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448539                              .2500
      379,311.08                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448541                              .2500
      354,401.80                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8448545                              .2500
      416,640.97                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8448547                              .2500
      618,929.38                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8448549                              .2500
      436,976.43                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8448551                              .2500
      454,175.12                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448553                              .2500
      389,342.82                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450
1



      8448555                              .2500
      534,076.16                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8448557                              .2500
      419,620.31                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448561                              .2500
      700,190.76                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448573                              .2500
      449,602.97                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448575                              .2500
      888,306.66                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448579                              .2500
      402,415.33                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448583                              .2500
      998,097.36                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448585                              .2500
      612,831.78                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8448587                              .2500
      478,626.53                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448589                              .2500
      426,416.97                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448593                              .2500
      479,086.73                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448595                              .2500
      384,231.54                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448599                              .2500
      440,818.36                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448601                              .2500
      554,291.06                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448603                              .2500
      427,681.40                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448605                              .2500
      648,602.81                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8448607                              .2500
      377,045.38                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448609                              .2500
      376,865.42                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448613                              .2500
      613,154.08                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448617                              .2500
      384,841.42                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448621                              .2500
      448,250.53                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448623                              .2500
      393,814.40                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448625                              .2500
      499,001.99                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448629                              .2500
      373,874.44                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8448633                              .2500
      647,704.59                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448635                              .2500
      356,925.46                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448637                              .2500
      338,977.67                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448639                              .2500
      383,844.43                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448641                              .2500
      523,461.36                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448643                              .2500
      548,924.09                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448645                              .2500
      566,335.35                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448647                              .2500
      323,050.44                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8448649                              .2500
      421,760.28                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448651                              .2500
      430,295.33                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448653                              .2500
      583,784.06                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448655                              .2500
      449,123.02                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448657                              .2500
      347,136.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448659                              .2500
      467,529.61                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448661                              .2500
      438,740.99                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448663                              .2500
      376,918.38                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8448665                              .2500
      349,334.07                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448667                              .2500
      340,957.87                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448669                              .2500
      550,458.03                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448671                              .2500
      479,656.38                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448673                              .2500
      565,242.91                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448677                              .2500
      388,910.57                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448679                              .2500
      515,590.26                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448681                              .2500
      638,199.51                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8448683                              .2500
      545,508.46                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448685                              .2500
      434,811.13                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448687                              .2500
      356,049.84                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448693                              .2500
      502,722.54                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448697                              .2500
      408,040.71                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448699                              .2500
      469,737.85                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448701                              .2500
      332,684.03                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448703                              .2500
      526,946.11                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8448705                              .2500
      351,177.51                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448707                              .2500
      399,592.17                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448709                              .2500
      336,358.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448711                              .2500
      339,337.39                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448713                              .2500
      384,302.01                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448715                              .2500
      356,975.62                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448719                              .2500
      628,109.06                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448721                              .2500
      398,855.45                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8448723                              .2500
      499,002.01                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448731                              .2500
      487,002.50                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448735                              .2500
      369,240.77                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448737                              .2500
      336,374.08                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448741                              .2500
      379,294.21                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448743                              .2500
      598,858.43                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448745                              .2500
      381,628.72                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448747                              .2500
      345,000.00                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8448749                              .2500
      391,289.60                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448751                              .2500
      606,815.11                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448753                              .2500
      349,767.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448755                              .2500
      598,938.34                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448759                              .2500
      464,177.21                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448763                              .2500
      598,830.68                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448765                              .2500
      333,349.08                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448767                              .2500
      362,933.23                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8448769                              .2500
      543,360.30                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8448771                              .2500
      423,143.39                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448811                              .2500
      557,339.55                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448813                              .2500
      608,782.44                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448815                              .2500
      347,305.39                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448817                              .2500
      406,786.43                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448819                              .2500
      439,142.50                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448823                              .2500
      409,200.98                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8448825                              .2500
      345,325.71                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448827                              .2500
      648,733.25                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448829                              .2500
      364,199.15                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8448833                              .2500
      538,922.17                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448835                              .2500
      437,104.69                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448839                              .2500
      355,272.32                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448841                              .2500
      464,537.09                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448843                              .2500
      353,147.59                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8448845                              .2500
      449,530.17                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8448847                              .2500
      383,251.66                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448849                              .2500
      585,810.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448853                              .2500
      327,375.94                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448855                              .2500
      343,329.60                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448859                              .2500
      370,793.18                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448861                              .2500
      359,298.41                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448863                              .2500
      348,335.99                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8448865                              .2500
      618,820.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448867                              .2500
      379,084.49                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448869                              .2500
      456,130.50                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448871                              .2500
      399,238.95                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448873                              .2500
      389,439.56                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448875                              .2500
      606,729.81                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448879                              .2500
      384,351.25                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8448881                              .2500
      518,058.07                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8448883                              .2500
      433,842.26                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448885                              .2500
      448,772.95                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448887                              .2500
      443,446.55                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448889                              .2500
      392,676.33                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448891                              .2500
      501,525.82                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448893                              .2500
      351,673.97                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448895                              .2500
      472,577.21                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448897                              .2500
      546,957.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8448903                              .2500
      375,249.51                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448907                              .2500
      417,223.64                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448911                              .2500
      339,072.88                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448913                              .2500
      458,061.77                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448915                              .2500
      419,181.48                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448917                              .2500
      449,573.02                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448919                              .2500
      434,597.11                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448925                              .2500
      384,934.15                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200
1



      8448927                              .2500
      381,273.20                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448929                              .2500
      370,390.00                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8448931                              .2500
      395,498.95                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8448933                              .2500
      398,827.72                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8448935                              .2500
      327,390.81                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448937                              .2500
      359,347.36                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8448939                              .2500
      357,268.21                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448941                              .2500
      379,311.08                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8448943                              .2500
      428,203.19                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448945                              .2500
      380,442.08                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8448947                              .2500
      394,173.20                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8448949                              .2500
      451,219.47                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8448953                              .2500
      398,203.59                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448955                              .2500
      367,299.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448961                              .2500
      399,620.46                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448963                              .2500
      363,307.44                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8448965                              .2500
      443,155.25                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8448967                              .2500
      558,152.71                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8448969                              .2500
      339,253.98                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8448971                              .2500
      369,188.17                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8448973                              .2500
      407,299.20                          .0300
            5.6250                         .0000
            5.3750                         .0000
            5.3450                         .0000
            5.3450                         .0000

      8448975                              .2500
      329,292.76                          .0300
            5.6250                         .0000
            5.3750                         .0000
            5.3450                         .0000
            5.3450                         .0000

      8448977                              .2500
      419,099.52                          .0300
            5.6250                         .0000
            5.3750                         .0000
            5.3450                         .0000
            5.3450                         .0000

      8448979                              .2500
      407,146.00                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      8448981                              .2500
      468,520.78                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8448983                              .2500
      374,233.47                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448985                              .2500
      578,217.29                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448987                              .2500
      479,018.82                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448989                              .2500
      382,566.38                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8448991                              .2500
      478,559.27                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448993                              .2500
      404,191.62                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8448997                              .2500
      648,702.60                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8448999                              .2500
      498,499.24                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449005                              .2500
      429,139.72                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449009                              .2500
      487,025.95                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449011                              .2500
      450,144.80                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449013                              .2500
      339,321.35                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449017                              .2500
      471,856.29                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449019                              .2500
      475,049.89                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449093                              .2500
      408,998.57                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8449095                              .2500
      518,962.07                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449097                              .2500
      406,804.24                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449099                              .2500
      498,472.35                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449103                              .2500
      399,220.45                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449109                              .2500
      566,893.06                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449111                              .2500
      469,483.27                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449113                              .2500
      368,597.54                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449115                              .2500
      557,408.03                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8449117                              .2500
      638,752.74                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449119                              .2500
      399,238.95                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449121                              .2500
      374,170.65                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449123                              .2500
      405,245.92                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449125                              .2500
      499,025.58                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449127                              .2500
      577,980.96                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449129                              .2500
      488,998.39                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8449135                              .2500
      358,982.05                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8449137                              .2500
      436,604.94                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8449139                              .2500
      363,223.57                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449141                              .2500
      350,515.56                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449143                              .2500
      708,016.69                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449145                              .2500
      350,593.54                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8449147                              .2500
      389,183.69                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8449151                              .2500
      354,387.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8449153                              .2500
      399,194.97                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8449157                              .2500
      406,314.10                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449159                              .2500
      418,163.67                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449161                              .2500
      431,197.63                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449163                              .2500
      376,545.22                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449167                              .2500
      643,772.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449169                              .2500
      349,334.09                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449171                              .2500
      424,151.70                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449173                              .2500
      549,002.90                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8449175                              .2500
      409,219.93                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449177                              .2500
      468,687.11                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449179                              .2500
      537,884.47                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449181                              .2500
      396,688.78                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449185                              .2500
      351,092.47                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449189                              .2500
      337,057.48                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449191                              .2500
      395,591.74                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449193                              .2500
      498,669.25                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950
1



      8449195                              .2500
      330,750.86                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449199                              .2500
      549,274.93                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8449201                              .2500
      477,154.21                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8449203                              .2500
      442,296.69                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8449207                              .2500
      357,530.13                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8449211                              .2500
      426,425.51                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8449215                              .2500
      440,345.99                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8449219                              .2500
      420,393.63                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8449223                              .2500
      336,917.20                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8449227                              .2500
      400,454.84                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449235                              .2500
      404,410.33                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449239                              .2500
      517,205.40                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8449245                              .2500
      417,223.64                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449251                              .2500
      489,067.70                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449259                              .2500
      385,709.95                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8449261                              .2500
      501,448.19                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      8449267                              .2500
      442,097.05                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8449275                              .2500
      348,351.79                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449279                              .2500
      374,303.49                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449283                              .2500
      335,460.91                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449287                              .2500
      323,383.54                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449291                              .2500
      368,580.29                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449295                              .2500
      326,527.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449299                              .2500
      409,238.50                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8449303                              .2500
      384,668.52                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8449307                              .2500
      567,418.35                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449311                              .2500
      338,899.41                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449315                              .2500
      345,708.58                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449319                              .2500
      589,548.55                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449323                              .2500
      406,057.10                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449331                              .2500
      600,241.53                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8449337                              .2500
      399,162.74                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      8449341                              .2500
      578,922.75                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449345                              .2500
      419,181.48                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449349                              .2500
      369,255.36                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449355                              .2500
      359,347.34                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8449359                              .2500
      453,592.82                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8449365                              .2500
      430,101.27                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449369                              .2500
      400,486.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449373                              .2500
      549,050.26                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200
1



      8449377                              .2500
      389,956.65                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449381                              .2500
      379,743.37                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8449385                              .2500
      395,417.45                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8449389                              .2500
      498,569.31                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449393                              .2500
      473,640.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449397                              .2500
      497,545.23                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8449401                              .2500
      366,947.02                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8449407                              .2500
      409,638.26                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950
1



      8449451                              .2500
      499,093.52                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8449453                              .2500
      628,197.34                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8460641                              .2500
      354,308.16                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8460643                              .2500
      609,780.46                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460647                              .2500
      513,972.06                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460653                              .2500
      459,081.85                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460655                              .2500
    1,434,084.17                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460659                              .2500
      328,853.89                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200
1



      8460661                              .2500
      312,887.35                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8460665                              .2500
      214,102.43                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8460671                              .2500
      483,984.83                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8460673                              .2500
      438,857.11                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8460675                              .2500
      648,602.81                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460677                              .2500
      523,386.35                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460681                              .2500
      400,429.80                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460683                              .2500
      359,298.41                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8460685                              .2500
      409,219.93                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8460687                              .2500
      425,194.45                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8460689                              .2500
      350,299.41                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460691                              .2500
      499,021.42                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8460695                              .2500
      398,882.64                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8460697                              .2500
      411,676.65                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460703                              .2500
      363,273.47                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460707                              .2500
      524,024.90                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8460709                              .2500
      429,750.20                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460711                              .2500
      477,769.65                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460713                              .2500
      519,034.20                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8460715                              .2500
      585,750.60                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8460717                              .2500
      477,045.92                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460721                              .2500
      509,075.40                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8460737                              .2500
      348,981.40                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8460739                              .2500
      543,819.18                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8460741                              .2500
      489,045.07                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8460743                              .2500
      765,076.37                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8460745                              .2500
      463,570.76                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460747                              .2500
      444,111.79                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460755                              .2500
      321,316.42                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8460763                              .2500
      451,200.21                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8460765                              .2500
      390,429.20                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8460773                              .2500
      353,106.04                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8460779                              .2500
      568,915.50                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8460783                              .2500
      376,746.52                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460785                              .2500
      386,219.83                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460789                              .2500
      334,315.23                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460791                              .2500
      346,307.39                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460793                              .2500
      339,105.23                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8460795                              .2500
      391,261.07                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8460799                              .2500
      551,423.26                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8460805                              .2500
      546,906.19                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8460807                              .2500
      328,327.50                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460809                              .2500
      462,097.68                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8460811                              .2500
      481,757.18                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8460813                              .2500
      321,338.22                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460819                              .2500
      456,918.66                          .0300
            5.6250                         .0000
            5.3750                         .0000
            5.3450                         .0000
            5.3450                         .0000

      8460821                              .2500
      345,635.41                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460823                              .2500
      548,449.61                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      8460825                              .2500
      374,233.47                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460827                              .2500
      439,162.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8460829                              .2500
      428,759.27                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460831                              .2500
      336,059.93                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460835                              .2500
      505,938.80                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8460839                              .2500
      423,133.31                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8460841                              .2500
      381,181.32                          .0300
            5.6250                         .0000
            5.3750                         .0000
            5.3450                         .0000
            5.3450                         .0000

      8460843                              .2500
      647,952.29                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000
1



      8460845                              .2500
      367,247.78                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8478617                              .2500
      544,804.57                          .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            5.7500                        1.3450

      8478619                              .2500
      409,825.96                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8478621                              .2500
      471,257.39                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8478623                              .2500
      383,019.16                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8478625                              .2500
      446,385.06                          .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            5.7500                        1.4700

      8478627                              .2500
      383,593.46                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8478637                              .2500
      390,316.30                          .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            5.7500                        1.4700
1



      8478639                              .2500
      333,386.39                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8478645                              .2500
      491,854.52                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8478649                              .2500
      369,067.77                          .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            5.7500                        1.7200

      8478651                              .2500
      499,307.29                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480667                              .2500
      742,295.01                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480671                              .2500
      114,294.04                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480673                              .2500
      562,765.51                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480677                              .2500
      419,601.48                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8480679                              .2500
      479,041.92                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8480681                              .2500
      495,494.30                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8480683                              .2500
      475,491.13                          .0300
            5.6250                         .0000
            5.3750                         .0000
            5.3450                         .0000
            5.3450                         .0000

      8480689                              .2500
      217,788.11                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480691                              .2500
      172,347.80                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8480695                              .2500
      670,547.63                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480699                              .2500
      573,442.10                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480701                              .2500
      424,596.74                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8480705                              .2500
      209,800.74                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480707                              .2500
      537,002.16                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480713                              .2500
      438,583.46                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480717                              .2500
      499,514.03                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480719                              .2500
      539,487.62                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480721                              .2500
      465,134.49                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480723                              .2500
      382,727.65                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480727                              .2500
      224,791.60                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8480731                              .2500
      187,812.84                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8480735                              .2500
      469,564.69                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480739                              .2500
      381,161.83                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8480741                              .2500
       96,916.48                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8480745                              .2500
      209,814.71                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8480749                              .2500
      632,384.76                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480751                              .2500
      649,426.52                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8480753                              .2500
      423,347.92                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8480755                              .2500
      319,473.87                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8480757                              .2500
      339,707.26                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8480759                              .2500
      439,162.84                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480761                              .2500
      379,630.65                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480763                              .2500
      455,523.90                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8480771                              .2500
      343,204.57                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480779                              .2500
      337,341.28                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480781                              .2500
      438,778.64                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      8480783                              .2500
      144,855.65                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8480785                              .2500
      597,472.23                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480787                              .2500
      599,416.83                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480789                              .2500
      184,828.65                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480793                              .2500
      400,588.83                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8480795                              .2500
      407,640.03                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8480797                              .2500
      145,868.01                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8480799                              .2500
      223,811.80                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450
1



      8480801                              .2500
      486,015.68                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8480807                              .2500
      420,560.44                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8480809                              .2500
      459,603.94                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8480813                              .2500
      263,778.20                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8480815                              .2500
      648,369.20                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480819                              .2500
      335,617.80                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8480821                              .2500
      542,472.23                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480825                              .2500
      297,343.77                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200
1



      8480827                              .2500
      112,702.88                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8480829                              .2500
      399,663.95                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8480831                              .2500
      140,875.60                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8480833                              .2500
      135,664.44                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8480837                              .2500
      715,287.21                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8480839                              .2500
      419,601.48                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480841                              .2500
      372,462.98                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8480845                              .2500
      305,310.03                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8480847                              .2500
      265,753.63                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480849                              .2500
      481,842.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480851                              .2500
      214,191.61                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480853                              .2500
      239,798.37                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8480855                              .2500
      725,311.14                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480863                              .2500
      399,601.79                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8480865                              .2500
      354,516.27                          .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            5.7500                        1.0950

      8480867                              .2500
      810,392.44                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8480869                              .2500
      479,555.42                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480871                              .2500
      167,865.65                          .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            5.7500                        1.0950

      8480879                              .2500
      719,200.30                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480881                              .2500
      399,629.52                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480885                              .2500
      375,616.64                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8480887                              .2500
      131,865.42                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8480891                              .2500
      356,861.49                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480893                              .2500
      339,700.02                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950
1



      8480895                              .2500
      804,217.58                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480897                              .2500
      538,463.42                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8480901                              .2500
      575,479.28                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8480905                              .2500
      530,807.90                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480907                              .2500
      282,144.70                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8480909                              .2500
      439,582.51                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480911                              .2500
      259,764.95                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8480915                              .2500
      322,378.75                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8480919                              .2500
      389,620.94                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480921                              .2500
      674,418.84                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8480923                              .2500
      122,283.86                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480925                              .2500
      799,240.93                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480929                              .2500
      596,176.88                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480935                              .2500
      409,610.97                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480937                              .2500
      507,969.09                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8480939                              .2500
      347,661.76                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8480943                              .2500
      723,329.43                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480945                              .2500
      157,853.66                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8480947                              .2500
      239,766.73                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480949                              .2500
      104,711.95                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8480953                              .2500
      319,696.37                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8480959                              .2500
      471,583.56                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8480985                              .2500
      402,008.89                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8480993                              .2500
      524,477.35                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8480997                              .2500
      307,721.56                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481003                              .2500
      499,490.23                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481007                              .2500
      398,172.29                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481013                              .2500
      476,956.86                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8481019                              .2500
      339,337.39                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481027                              .2500
      215,818.53                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8481031                              .2500
      324,351.30                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481035                              .2500
      518,401.70                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000
1



      8481039                              .2500
      599,373.56                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8481049                              .2500
      739,711.18                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8481055                              .2500
      319,405.65                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481059                              .2500
      439,113.85                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481063                              .2500
      500,033.34                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481067                              .2500
      324,276.19                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8481071                              .2500
      378,912.67                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481073                              .2500
      349,789.12                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8481081                              .2500
      229,771.03                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481085                              .2500
      458,775.71                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8481091                              .2500
       97,518.00                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8481097                              .2500
       78,928.58                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481103                              .2500
      747,801.95                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481111                              .2500
      289,737.83                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481125                              .2500
      114,893.48                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481131                              .2500
       49,952.56                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8481139                              .2500
      412,674.73                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481149                              .2500
      308,837.14                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481155                              .2500
      146,873.44                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8481167                              .2500
      367,134.15                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481173                              .2500
      489,764.72                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8481181                              .2500
      238,189.66                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8481189                              .2500
      387,594.90                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000

      8481195                              .2500
      889,175.68                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8481201                              .2500
      244,577.03                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481209                              .2500
      388,910.56                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481215                              .2500
      124,881.39                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481225                              .2500
      415,005.85                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481231                              .2500
      286,714.28                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481237                              .2500
      454,617.74                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8481243                              .2500
      273,720.64                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481291                              .2500
      380,147.58                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8481297                              .2500
      429,571.93                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481305                              .2500
      134,257.90                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8481313                              .2500
      389,655.90                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8481321                              .2500
      399,238.95                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481325                              .2500
      847,515.63                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481337                              .2500
      134,406.06                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481345                              .2500
      559,529.52                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8481351                              .2500
      425,215.24                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8481357                              .2500
      439,572.34                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481363                              .2500
      389,275.64                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481369                              .2500
       80,527.13                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481371                              .2500
      419,601.48                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481377                              .2500
      315,727.93                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8481383                              .2500
      359,697.55                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450

      8481391                              .2500
      170,837.74                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481393                              .2500
      514,587.21                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      8481399                              .2500
       69,935.17                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481403                              .2500
      420,590.80                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481407                              .2500
      334,481.13                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481411                              .2500
      385,624.83                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481415                              .2500
      676,809.26                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481421                              .2500
      919,126.11                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481425                              .2500
      845,197.28                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481429                              .2500
      367,650.83                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8481435                              .2500
      369,648.92                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481439                              .2500
      399,592.17                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481445                              .2500
      479,522.15                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481449                              .2500
      558,979.43                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481453                              .2500
      248,746.13                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481457                              .2500
      160,835.85                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8481461                              .2500
       87,914.47                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481465                              .2500
      309,739.56                          .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            5.7500                         .8450
1



      8481471                              .2500
      444,078.23                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8481477                              .2500
      995,008.47                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8481481                              .2500
      144,481.47                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8481485                              .2500
      366,817.43                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8481491                              .2500
      619,439.50                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481497                              .2500
      208,796.86                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8481509                              .2500
      151,162.95                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8481515                              .2500
      419,610.99                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450
1



      8481521                              .2500
      235,791.78                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8481529                              .2500
      599,416.83                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496143                              .2500
      404,191.62                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      8496145                              .2500
      519,010.63                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8496147                              .2500
      324,001.06                          .0300
            5.8750                         .0000
            5.6250                         .0000
            5.5950                         .0000
            5.5950                         .0000

      8496149                              .2500
      471,622.41                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496151                              .2500
      424,266.10                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8496153                              .2500
      363,654.61                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8496155                              .2500
      510,503.16                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496157                              .2500
      634,901.74                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8496159                              .2500
      344,825.86                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496161                              .2500
      621,869.65                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496163                              .2500
      497,623.84                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496165                              .2500
      693,857.29                          .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            5.7500                         .9700

      8496167                              .2500
      447,753.03                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496169                              .2500
      573,905.98                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8496171                              .2500
      399,630.52                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496175                              .2500
      499,525.58                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8496177                              .2500
      440,519.13                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8496211                              .2500
      327,419.63                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8496213                              .2500
      392,234.11                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496215                              .2500
      494,580.75                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8496219                              .2500
      328,909.78                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496221                              .2500
      641,445.25                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8496223                              .2500
      495,006.93                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496225                              .2500
      347,583.70                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496227                              .2500
      461,178.49                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8496229                              .2500
      366,448.42                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8496231                              .2500
      454,726.21                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496233                              .2500
      377,309.52                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8496239                              .2500
      479,864.28                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496241                              .2500
      418,158.72                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200
1



      8496243                              .2500
      653,721.63                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8496247                              .2500
      533,008.19                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496249                              .2500
      448,504.25                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496251                              .2500
      413,251.66                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8496253                              .2500
      499,514.02                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496255                              .2500
      535,277.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496257                              .2500
      449,203.75                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8496259                              .2500
      628,772.23                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950
1



      8496263                              .2500
      483,562.46                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496265                              .2500
      820,580.56                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            5.7500                         .7200

      8496267                              .2500
      999,072.79                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8496269                              .2500
      339,692.63                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496271                              .2500
      569,459.16                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8496277                              .2500
      821,756.45                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496279                              .2500
      347,321.79                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496283                              .2500
      849,449.88                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950
1



      8496285                              .2500
      479,064.54                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496287                              .2500
      366,946.64                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            5.7500                         .5950

      8496291                              .2500
      534,325.02                          .0300
            5.5000                         .0000
            5.2500                         .0000
            5.2200                         .0000
            5.2200                         .0000

      8496301                              .2500
      379,111.44                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496307                              .2500
      410,254.89                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8496309                              .2500
      325,364.66                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.7500                         .0950

      8496311                              .2500
      777,016.75                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            5.7500                         .3450

      8502719                              .2500
      748,640.31                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700
1



      8502721                              .2500
      818,513.40                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            5.7500                         .4700

      8502727                              .2500
      346,171.23                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8502729                              .2500
      898,646.05                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

      8502731                              .2500
      459,563.53                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.7500                         .2200

  TOTAL NUMBER OF LOANS:      970
  TOTAL BALANCE........:        422,346,617.06


  RUN ON     : 03/20/03            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 11.03.29            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2003-RM1        FIXED SUMMARY REPORT      CUTOFF : 03/01/03
  POOL       : 0004674
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        6.2992            5.5000      8.5000
  RFC NET RATE                          6.0490            5.2500      8.0000
  NET MTG RATE(INVSTR RATE)             6.0190            5.2200      7.9700
  POST STRIP RATE                       5.7233            5.2200      5.7500
  SUB SERV FEE                           .2501             .2500       .5000
  MSTR SERV FEE                          .0300             .0300        .0300
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .2958             .0000      2.2200







  TOTAL NUMBER OF LOANS:   970
  TOTAL BALANCE........:     422,346,617.06


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/20/03           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 11.03.29          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2003-RM1                                  CUTOFF : 03/01/03
  POOL       : 0004674
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    4689651          W29/M32             F           45,200.50         ZZ
                                         234         27,524.15          1
                                       8.500            396.12         83
                                       8.000            382.45
    KINGSVILLE       TX   78363          1            02/01/92         00
    307362144                            05           03/01/92          0
    0000004499                           O            08/01/11
    0


    6911371          005/Y15             F          397,000.00         ZZ
                                         360        391,937.19          1
                                       7.375          2,741.99         78
                                       7.125          2,741.99
    METAIRIE         LA   70005          2            10/12/01         00
    10407658                             05           12/01/01          0
    003011328642                         O            11/01/31
    0


    7088040          B86/M32             F           32,362.00         ZZ
                                         360         29,591.98          1
                                       8.000            237.47         76
                                       7.750            237.47
    COLUMBIA         SC   29203          1            06/09/95         00
    270000028                            05           08/01/95          0
    6000112166                           O            07/01/25
    0


    7088236          B86/M32             F          107,000.00         ZZ
                                         360        101,535.77          1
                                       6.875            702.92         78
                                       6.625            702.92
    HONEA PATH       SC   29654          1            02/10/99         00
    270000076                            05           04/01/99          0
1


    6000474137                           O            03/01/29
    0


    7088678          B86/M32             F           72,800.00         ZZ
                                         360         63,404.31          1
                                       7.000            484.34         80
                                       6.750            484.34
    SUMTER           SC   29154          5            10/25/93         00
    270000134                            05           12/01/93          0
    6000601416                           O            11/01/23
    0


    7704451          005/H74             F          819,000.00         ZZ
                                         360        793,042.77          1
                                       7.000          5,448.83         78
                                       6.750          5,448.83
    SAFETY HARBOR    FL   34695          4            02/18/02         00
    0010409803                           05           03/01/02          0
    3011136318                           O            02/01/32
    0


    7704503          005/H74             F          324,000.00         ZZ
                                         360        319,948.53          1
                                       6.750          2,101.46         80
                                       6.500          2,101.46
    JACKSONVILLE BE  FL   32250          1            12/14/01         00
    0010410082                           06           02/01/02          0
    3011403809                           O            01/01/32
    0


    7704521          005/H74             F          780,000.00         T
                                         360        773,747.06          1
                                       7.250          5,320.98         80
                                       7.000          5,320.98
    FORT MYERS       FL   33908          1            04/15/02         00
    0010410173                           05           06/01/02          0
    3011428855                           O            05/01/32
    0


    7920275          005/E72             F          370,000.00         ZZ
                                         240        364,285.79          1
                                       7.125          2,896.44         77
                                       6.875          2,896.44
    BIRMINGHAM       AL   35242          5            06/11/02         00
    260000273                            05           08/01/02          0
    3011509142                           O            07/01/22
    0


1


    8145207          F28/M32             F          380,000.00         ZZ
                                         360        377,929.87          1
                                       6.875          2,496.33         95
                                       6.625          2,496.33
    QUEENSTOWN       MD   21658          1            08/12/02         04
    TO BE ASSIGNED                       05           10/01/02         30
    0003426340                           O            09/01/32
    0


    8206195          926/926             F          220,000.00         ZZ
                                         349        218,212.18          1
                                       7.000          1,477.39         76
                                       6.500          1,477.39
    BLUFFTON         SC   29910          5            06/01/02         00
    162002657                            05           07/01/02          0
    162002657                            O            07/01/31
    0


    8346751          134/M32             F          340,000.00         ZZ
                                         360        338,760.48          1
                                       6.500          2,149.04         78
                                       6.250          2,149.04
    GAITHERSBURG     MD   20878          2            10/23/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012927000                           O            11/01/32
    0


    8346753          134/M32             F          403,000.00         ZZ
                                         360        401,852.86          1
                                       6.375          2,514.20         75
                                       6.125          2,514.20
    BROOMALL         PA   19008          2            11/01/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012935524                           O            12/01/32
    0


    8346755          134/M32             F          583,000.00         ZZ
                                         360        580,874.64          1
                                       6.500          3,684.96         51
                                       6.250          3,684.96
    SUDBURY          MA   01776          2            10/21/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012937660                           O            11/01/32
    0


    8346761          134/M32             F          449,000.00         ZZ
                                         360        435,175.72          1
                                       6.500          2,837.99         57
                                       6.250          2,837.99
1


    DANVILLE         CA   94506          5            11/06/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012938262                           O            12/01/32
    0


    8346765          134/M32             F          590,000.00         ZZ
                                         360        588,311.77          1
                                       6.250          3,632.74         72
                                       6.000          3,632.74
    PROSPECT         KY   40059          2            11/06/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012942744                           O            12/01/32
    0


    8346767          134/M32             F          559,800.00         ZZ
                                         360        557,709.44          1
                                       6.375          3,492.43         45
                                       6.125          3,492.43
    DEL MAR          CA   92014          2            10/24/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012943817                           O            11/01/32
    0


    8346771          134/M32             F          425,600.00         ZZ
                                         360        424,467.26          1
                                       6.625          2,725.17         52
                                       6.375          2,725.17
    PHOENIX          AZ   85013          5            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012945440                           O            12/01/32
    0


    8346775          134/M32             F          493,700.00         ZZ
                                         360        492,417.61          1
                                       6.750          3,202.13         79
                                       6.500          3,202.13
    SAN DIEGO        CA   92130          2            11/15/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012947958                           O            12/01/32
    0


    8346779          134/M32             F          360,000.00         ZZ
                                         360        358,589.64          1
                                       6.125          2,187.40         63
                                       5.875          2,187.40
    SAN JOSE         CA   95123          2            10/23/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012948717                           O            11/01/32
    0
1




    8346785          134/M32             F          649,950.00         ZZ
                                         360        647,692.64          1
                                       6.750          4,215.57         78
                                       6.500          4,215.57
    VILLA PARK       CA   92861          2            10/25/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012949426                           O            11/01/32
    0


    8346789          134/M32             F          330,000.00         ZZ
                                         360        329,100.15          1
                                       6.500          2,085.83         54
                                       6.250          2,085.83
    SAN DIEGO        CA   92130          2            11/11/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012950366                           O            12/01/32
    0


    8346793          134/M32             F          416,000.00         ZZ
                                         360        414,446.48          1
                                       6.375          2,595.30         80
                                       6.125          2,595.30
    SAN DIEGO        CA   92121          2            10/23/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012950515                           O            11/01/32
    0


    8346797          134/M32             F          336,000.00         ZZ
                                         360        334,714.76          1
                                       6.250          2,068.81         76
                                       6.000          2,068.81
    SANTEE           CA   92071          2            10/21/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012952479                           O            11/01/32
    0


    8346803          134/M32             F          367,000.00         ZZ
                                         360        365,629.44          1
                                       6.375          2,289.61         66
                                       6.125          2,289.61
    WILLOW SPRINGS   IL   60480          2            10/22/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012955894                           O            11/01/32
    0


    8346807          134/M32             F          400,000.00         ZZ
                                         360        398,092.37          1
1


                                       6.250          2,462.87         70
                                       6.000          2,462.87
    SANTA ANA        CA   92705          5            10/15/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012956207                           O            11/01/32
    0


    8346811          134/M32             F          422,000.00         ZZ
                                         360        420,424.04          1
                                       6.375          2,632.74         72
                                       6.125          2,632.74
    RANCHO SANTA MA  CA   92688          2            10/30/02         00
    TO BE ASSIGNED                       03           12/01/02          0
    0012959094                           O            11/01/32
    0


    8346891          134/M32             F          324,000.00         ZZ
                                         360        322,760.64          1
                                       6.250          1,994.93         80
                                       6.000          1,994.93
    HUNTINGTON BEAC  CA   92646          2            10/24/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012959607                           O            11/01/32
    0


    8346893          134/M32             F          648,150.00         ZZ
                                         360        646,339.45          1
                                       6.375          4,043.62         52
                                       6.125          4,043.62
    CORONADO         CA   92118          2            11/07/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012960852                           O            12/01/32
    0


    8346895          134/M32             F          649,000.00         ZZ
                                         360        646,517.52          1
                                       6.250          3,996.00         75
                                       6.000          3,996.00
    NORTH MUSKEGON   MI   49445          1            10/11/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012964433                           O            11/01/32
    0


    8346897          134/M32             F          330,000.00         ZZ
                                         360        329,055.74          1
                                       6.250          2,031.87         87
                                       6.000          2,031.87
    NORTHBOROUGH     MA   01532          2            11/08/02         11
    TO BE ASSIGNED                       05           01/01/03         25
1


    0012965836                           O            12/01/32
    0


    8346899          134/M32             F          340,000.00         ZZ
                                         360        338,730.29          1
                                       6.375          2,121.16         63
                                       6.125          2,121.16
    SAN PEDRO        CA   90732          5            10/28/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012969317                           O            11/01/32
    0


    8346901          134/M32             F          498,750.00         ZZ
                                         360        497,390.02          1
                                       6.500          3,152.44         75
                                       6.250          3,152.44
    HUNTINGTON BEAC  CA   92646          2            11/01/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012969382                           O            12/01/32
    0


    8346903          134/M32             F          969,599.00         ZZ
                                         347        965,848.26          1
                                       6.625          6,282.95         65
                                       6.375          6,282.95
    GLENVIEW         IL   60025          1            10/24/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0011650819                           O            10/01/31
    0


    8346907          134/M32             F          360,600.00         ZZ
                                         350        358,020.19          1
                                       7.000          2,419.45         89
                                       6.750          2,419.45
    WEST HARTLAND    CT   06091          1            06/17/02         14
    TO BE ASSIGNED                       05           08/01/02         25
    0011740008                           O            09/01/31
    0


    8346909          134/M32             F          844,829.00         ZZ
                                         346        841,539.69          1
                                       6.625          5,479.71         65
                                       6.375          5,479.71
    SAN FRANCISCO    CA   94131          2            10/29/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0011746476                           O            09/01/31
    0


1


    8346913          134/M32             F          400,000.00         T
                                         347        398,379.54          1
                                       6.375          2,526.90         65
                                       6.125          2,526.90
    GRANBY           CO   80446          4            10/21/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0011805553                           O            10/01/31
    0


    8346917          134/M32             F          346,400.00         ZZ
                                         348        345,356.90          1
                                       6.375          2,186.11         80
                                       6.125          2,186.11
    FLAGSTAFF        AZ   86004          4            11/06/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012051306                           O            12/01/31
    0


    8346921          134/M32             F          107,127.00         ZZ
                                         350        106,710.92          1
                                       6.500            683.45         75
                                       6.250            683.45
    SPOONER          WI   54801          4            10/10/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012143202                           O            01/01/32
    0


    8346923          134/M32             F          352,350.00         ZZ
                                         350        351,326.40          1
                                       6.500          2,247.92         75
                                       6.250          2,247.92
    LAMY             NM   87540          4            11/04/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012266540                           O            02/01/32
    0


    8346925          134/M32             F          446,250.00         ZZ
                                         350        444,923.02          1
                                       6.375          2,810.69         79
                                       6.125          2,810.69
    BELLEVUE         WA   98006          4            11/01/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012304259                           O            02/01/32
    0


    8346927          134/M32             F          445,000.00         ZZ
                                         353        442,435.90          1
                                       6.375          2,794.64         75
                                       6.125          2,794.64
1


    CASTLETON        VA   22716          4            10/24/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012377388                           O            04/01/32
    0


    8346929          134/M32             F          550,000.00         ZZ
                                         360        546,709.38          1
                                       6.875          3,613.11         64
                                       6.625          3,613.11
    WRIGHTSTOWN      PA   18940          1            07/15/02         00
    TO BE ASSIGNED                       05           09/01/02          0
    0012681698                           O            08/01/32
    0


    8346931          134/M32             F          428,000.00         ZZ
                                         360        425,646.77          1
                                       6.500          2,705.26         80
                                       6.250          2,705.26
    HIGHLAND PARK    IL   60035          2            08/13/02         00
    TO BE ASSIGNED                       05           10/01/02          0
    0012744926                           O            09/01/32
    0


    8346933          134/M32             F          349,500.00         ZZ
                                         360        345,664.95          1
                                       6.625          2,237.89         76
                                       6.375          2,237.89
    MESA             AZ   85205          2            07/29/02         00
    TO BE ASSIGNED                       05           09/01/02          0
    0012777488                           O            08/01/32
    0


    8346935          134/M32             F          649,000.00         ZZ
                                         360        646,745.93          1
                                       6.750          4,209.41         75
                                       6.500          4,209.41
    SAN DIEGO        CA   92130          2            10/08/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012887709                           O            11/01/32
    0


    8346937          134/M32             F          366,000.00         ZZ
                                         360        364,566.13          1
                                       6.125          2,223.86         82
                                       5.875          2,223.86
    GLENN DALE       MD   20769          2            10/24/02         10
    TO BE ASSIGNED                       05           12/01/02         12
    0012904389                           O            11/01/32
    0
1




    8346939          134/M32             F          552,000.00         ZZ
                                         360        549,888.53          1
                                       6.250          3,398.76         72
                                       6.000          3,398.76
    NORTHRIDGE       CA   91326          2            10/23/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012905568                           O            11/01/32
    0


    8346941          134/M32             F          485,000.00         ZZ
                                         360        483,274.15          1
                                       6.625          3,105.51         72
                                       6.375          3,105.51
    ROLLING HILLS E  CA   90274          5            10/25/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012908315                           O            11/01/32
    0


    8346943          134/M32             F          630,000.00         ZZ
                                         360        627,811.95          1
                                       6.750          4,086.17         69
                                       6.500          4,086.17
    MANHATTAN BEACH  CA   90266          2            10/19/02         00
    TO BE ASSIGNED                       01           12/01/02          0
    0012922100                           O            11/01/32
    0


    8346947          134/M32             F          481,500.00         ZZ
                                         360        479,701.85          1
                                       6.375          3,003.94         67
                                       6.125          3,003.94
    SAN DIEGO        CA   92130          2            10/25/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012924726                           O            11/01/32
    0


    8346951          134/M32             F          336,000.00         ZZ
                                         360        335,127.24          1
                                       6.750          2,179.29         80
                                       6.500          2,179.29
    HUNTINGTON BEAC  CA   92649          2            11/01/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012926101                           O            12/01/32
    0


    8346953          134/M32             F          453,000.00         ZZ
                                         360        451,703.80          1
1


                                       6.250          2,789.20         78
                                       6.000          2,789.20
    REDLANDS         CA   92373          2            11/01/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012926267                           O            12/01/32
    0


    8346955          134/M32             F          342,000.00         ZZ
                                         360        340,691.78          1
                                       6.250          2,105.76         57
                                       6.000          2,105.76
    CHICAGO          IL   60622          5            10/31/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012970703                           O            11/01/32
    0


    8346957          134/M32             F          605,000.00         ZZ
                                         360        603,309.98          1
                                       6.375          3,774.42         44
                                       6.125          3,774.42
    NANTUCKET        MA   02554          2            11/20/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012970869                           O            12/01/32
    0


    8346961          134/M32             F          540,000.00         ZZ
                                         360        538,491.56          1
                                       6.375          3,368.90         75
                                       6.125          3,368.90
    CHEVY CHASE      MD   20815          2            11/22/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012979225                           O            12/01/32
    0


    8346963          134/M32             F          430,000.00         ZZ
                                         360        428,827.47          1
                                       6.500          2,717.90         75
                                       6.250          2,717.90
    FULLERTON        CA   92835          2            11/07/02         00
    TO BE ASSIGNED                       03           01/01/03          0
    0012981221                           O            12/01/32
    0


    8346967          134/M32             F          380,000.00         ZZ
                                         360        378,859.42          1
                                       6.000          2,278.30         80
                                       5.750          2,278.30
    SEAL BEACH       CA   90740          2            11/06/02         00
    TO BE ASSIGNED                       05           01/01/03          0
1


    0012982849                           O            12/01/32
    0


    8346969          134/M32             F          355,500.00         ZZ
                                         360        354,506.94          1
                                       6.375          2,217.86         48
                                       6.125          2,217.86
    BETHESDA         MD   20816          5            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012984712                           O            12/01/32
    0


    8346971          134/M32             F          455,000.00         ZZ
                                         360        453,666.52          1
                                       6.125          2,764.63         61
                                       5.875          2,764.63
    LAFAYETTE        CA   94549          5            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012984944                           O            12/01/32
    0


    8346973          134/M32             F          532,000.00         ZZ
                                         360        530,477.73          1
                                       6.250          3,275.62         75
                                       6.000          3,275.62
    RANCHO PALOS VE  CA   90275          2            11/13/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012985594                           O            12/01/32
    0


    8346975          134/M32             F          400,000.00         ZZ
                                         360        398,855.45          1
                                       6.250          2,462.87         65
                                       6.000          2,462.87
    WASHINGTON       DC   20002          5            11/13/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012987178                           O            12/01/32
    0


    8346977          134/M32             F          370,000.00         ZZ
                                         360        368,683.34          1
                                       6.625          2,369.16         70
                                       6.375          2,369.16
    CERRITOS         CA   90703          2            10/22/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012987616                           O            11/01/32
    0


1


    8346979          134/M32             F          360,000.00         ZZ
                                         360        359,018.35          1
                                       6.500          2,275.45         72
                                       6.250          2,275.45
    WESTPORT         CT   06880          5            11/12/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012987947                           O            12/01/32
    0


    8346981          134/M32             F          473,700.00         ZZ
                                         360        469,637.34          1
                                       6.625          3,033.16         59
                                       6.375          3,033.16
    SAN MARINO       CA   91108          2            11/01/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012990297                           O            12/01/32
    0


    8346983          134/M32             F          373,000.00         ZZ
                                         360        371,715.13          1
                                       6.000          2,236.33         67
                                       5.750          2,236.33
    LAS ALAMITOS     CA   90720          2            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012991428                           O            12/01/32
    0


    8346985          134/M32             F          644,000.00         ZZ
                                         360        641,536.62          1
                                       6.250          3,965.22         52
                                       6.000          3,965.22
    CARLSBAD         CA   92009          2            10/22/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012992020                           O            11/01/32
    0


    8346989          134/M32             F          408,750.00         ZZ
                                         360        407,635.43          1
                                       6.500          2,583.58         75
                                       6.250          2,583.58
    TORRANCE         CA   90501          5            11/11/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012992350                           O            12/01/32
    0


    8346991          134/M32             F          350,000.00         ZZ
                                         360        348,998.50          1
                                       6.250          2,155.02         78
                                       6.000          2,155.02
1


    WEST ROXBURY     MA   02132          1            11/14/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012992400                           O            12/01/32
    0


    8346993          134/M32             F          544,000.00         ZZ
                                         360        542,516.61          1
                                       6.500          3,438.46         67
                                       6.250          3,438.46
    RANCHO PALOS VE  CA   90275          1            11/04/02         00
    TO BE ASSIGNED                       03           01/01/03          0
    0012993762                           O            12/01/32
    0


    8346995          134/M32             F          448,000.00         ZZ
                                         360        446,286.32          1
                                       6.250          2,758.42         80
                                       6.000          2,758.42
    PURCELLVILLE     VA   20132          1            10/29/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012994463                           O            11/01/32
    0


    8346997          134/M32             F          382,400.00         ZZ
                                         360        380,971.96          1
                                       6.375          2,385.68         80
                                       6.125          2,385.68
    GAITHERSBURG     MD   20878          1            10/29/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0012995064                           O            11/01/32
    0


    8346999          134/M32             F          382,000.00         ZZ
                                         360        379,875.34          1
                                       6.125          2,321.08         41
                                       5.875          2,321.08
    IRVINE           CA   92620          2            11/06/02         00
    TO BE ASSIGNED                       03           01/01/03          0
    0012995635                           O            12/01/32
    0


    8347001          134/M32             F          531,750.00         ZZ
                                         360        530,153.96          1
                                       6.000          3,188.11         69
                                       5.750          3,188.11
    RANCHO PALOS VE  CA   90275          2            11/15/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012995858                           O            12/01/32
    0
1




    8347003          134/M32             F          390,400.00         ZZ
                                         360        389,282.91          1
                                       6.250          2,403.76         77
                                       6.000          2,403.76
    FT MITCHELL      KY   41017          2            11/18/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0012998985                           O            12/01/32
    0


    8347007          134/M32             F          335,000.00         ZZ
                                         360        333,945.68          1
                                       5.750          1,954.97         59
                                       5.500          1,954.97
    BRAINTREE        MA   02184          1            11/12/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013002274                           O            12/01/32
    0


    8347011          134/M32             F          470,000.00         ZZ
                                         360        468,687.11          1
                                       6.375          2,932.19         56
                                       6.125          2,932.19
    CENTENNIAL       CO   80016          5            11/13/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013003694                           O            12/01/32
    0


    8347015          134/M32             F          393,000.00         ZZ
                                         360        391,902.19          1
                                       6.375          2,451.81         53
                                       6.125          2,451.81
    PHOENIX          AZ   85044          2            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013004692                           O            12/01/32
    0


    8347017          134/M32             F          354,000.00         ZZ
                                         360        353,034.70          1
                                       6.500          2,237.53         77
                                       6.250          2,237.53
    SANTA CLARITA    CA   91390          2            11/12/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013007034                           O            12/01/32
    0


    8347019          134/M32             F          412,000.00         ZZ
                                         360        410,424.03          1
1


                                       6.250          2,536.76         80
                                       6.000          2,536.76
    FAIRBORN         OH   45324          2            10/31/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0013007596                           O            11/01/32
    0


    8347021          134/M32             F          377,500.00         ZZ
                                         360        376,519.44          1
                                       6.750          2,448.46         75
                                       6.500          2,448.46
    LOMITA           CA   90717          5            11/01/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013008248                           O            12/01/32
    0


    8347023          134/134             F          360,000.00         ZZ
                                         360        358,969.88          1
                                       6.250          2,216.59         52
                                       6.000          2,216.59
    SOUTHAMPTON      NJ   08088          5            11/07/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013009758                           O            12/01/32
    0


    8347027          134/M32             F          356,600.00         ZZ
                                         360        355,102.18          1
                                       6.125          2,166.74         80
                                       5.875          2,166.74
    HUNTINGTON BEAC  CA   92648          1            10/18/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0013009824                           O            11/01/32
    0


    8347031          134/M32             F          391,200.00         T
                                         360        390,080.62          1
                                       6.250          2,408.69         80
                                       6.000          2,408.69
    OCEAN CITY       NJ   08226          1            11/06/02         00
    TO BE ASSIGNED                       01           01/01/03          0
    0013010483                           O            12/01/32
    0


    8347033          134/M32             F          335,000.00         ZZ
                                         360        332,879.24          1
                                       6.250          2,062.66         62
                                       6.000          2,062.66
    SCOTTSDALE       AZ   85255          2            11/18/02         00
    TO BE ASSIGNED                       05           01/01/03          0
1


    0013012570                           O            12/01/32
    0


    8347037          134/M32             F          370,000.00         ZZ
                                         360        368,991.07          1
                                       6.500          2,338.66         68
                                       6.250          2,338.66
    LAGUNA BEACH     CA   92651          5            11/12/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013014535                           O            12/01/32
    0


    8347043          134/M32             F          525,600.00         ZZ
                                         360        523,490.69          1
                                       6.375          3,279.07         80
                                       6.125          3,279.07
    ALEXANDRIA       VA   22309          1            10/25/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0013017595                           O            11/01/32
    0


    8347047          134/M32             F          389,650.00         T
                                         360        388,296.68          1
                                       6.750          2,527.27         90
                                       6.500          2,527.27
    SCOTTSDALE       AZ   85255          1            10/29/02         11
    TO BE ASSIGNED                       01           12/01/02         25
    0013018502                           O            11/01/32
    0


    8347171          134/M32             F          484,000.00         ZZ
                                         360        482,547.27          1
                                       6.000          2,901.83         80
                                       5.750          2,901.83
    WHITTIER         CA   90602          1            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013021274                           O            12/01/32
    0


    8347175          134/M32             F          372,000.00         ZZ
                                         360        371,009.93          1
                                       6.625          2,381.96         65
                                       6.375          2,381.96
    REDONDO BEACH    CA   90277          5            11/13/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013023171                           O            12/01/32
    0


1


    8347179          134/M32             F          430,000.00         ZZ
                                         360        428,883.05          1
                                       6.750          2,788.98         72
                                       6.500          2,788.98
    MORGAN HILL      CA   95037          2            11/21/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013029533                           O            12/01/32
    0


    8347183          134/M32             F          450,000.00         ZZ
                                         360        448,802.33          1
                                       6.625          2,881.40         70
                                       6.375          2,881.40
    BLOOMFIELD HILL  MI   48302          1            11/15/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013036942                           O            12/01/32
    0


    8347187          134/M32             F          400,000.00         ZZ
                                         360        398,935.39          1
                                       6.625          2,561.25         67
                                       6.375          2,561.25
    OXNARD           CA   93035          1            11/19/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013039581                           O            12/01/32
    0


    8347191          134/M32             F          437,600.00         ZZ
                                         360        436,377.60          1
                                       6.375          2,730.06         90
                                       6.125          2,730.06
    ST CHARLES       IL   60175          1            11/15/02         11
    TO BE ASSIGNED                       05           01/01/03         25
    0013039813                           O            12/01/32
    0


    8347195          134/M32             F          532,000.00         T
                                         360        530,497.22          1
                                       6.750          3,450.55         80
                                       6.500          3,450.55
    SCOTTSDALE       AZ   85255          1            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013043476                           O            12/01/32
    0


    8347199          134/M32             F          540,000.00         ZZ
                                         360        538,454.84          1
                                       6.250          3,324.88         76
                                       6.000          3,324.88
1


    HIGHLAND TWP     MI   48357          2            11/22/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013050141                           O            12/01/32
    0


    8347203          134/M32             F          550,000.00         ZZ
                                         360        548,426.23          1
                                       6.250          3,386.45         75
                                       6.000          3,386.45
    PEORIA           AZ   85383          5            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013051958                           O            12/01/32
    0


    8347207          134/M32             F          728,000.00         ZZ
                                         360        726,014.90          1
                                       6.500          4,601.46         75
                                       6.250          4,601.46
    PARADISE VALLEY  AZ   85253          1            11/08/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013055702                           O            12/01/32
    0


    8347211          134/M32             F          582,000.00         ZZ
                                         360        580,413.01          1
                                       6.500          3,678.64         78
                                       6.250          3,678.64
    FOUNTAIN HILLS   AZ   85268          2            11/13/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0013063383                           O            12/01/32
    0


    8361751          X76/X76             F          551,250.00         ZZ
                                         360        549,672.67          1
                                       6.250          3,394.14         75
                                       6.000          3,394.14
    SANTA BARBARA    CA   93109          1            11/18/02         00
    4440107524                           05           01/01/03          0
    4440107524                           O            12/01/32
    0


    8361755          X76/X76             F          492,000.00         ZZ
                                         360        484,194.49          1
                                       6.375          3,069.44         80
                                       6.125          3,069.44
    GOLETA           CA   93117          1            10/19/01         00
    4440094201                           05           12/01/01          0
    4440094201                           O            11/01/31
    0
1




    8361757          X76/X76             F          565,600.00         ZZ
                                         360        557,818.44          1
                                       6.625          3,621.60         80
                                       6.375          3,621.60
    SANTA MARIA      CA   93454          1            11/26/01         00
    4440095512                           05           01/01/02          0
    4440095512                           O            12/01/31
    0


    8361763          X76/X76             F          519,000.00         ZZ
                                         360        510,986.13          1
                                       6.625          3,323.21         26
                                       6.375          3,323.21
    GILROY           CA   95020          2            12/22/01         00
    4440096933                           05           02/01/02          0
    4440096933                           O            01/01/32
    0


    8361765          X76/X76             F          650,000.00         ZZ
                                         360        641,477.50          1
                                       6.500          4,108.44         65
                                       6.250          4,108.44
    SANTA BARBARA    CA   93108          5            12/20/01         00
    4440096966                           05           02/01/02          0
    4440096966                           O            01/01/32
    0


    8361767          X76/X76             F          500,000.00         ZZ
                                         360        494,071.40          1
                                       6.625          3,201.55         34
                                       6.375          3,201.55
    SANTA BARBARA    CA   93108          5            01/09/02         00
    4440098046                           05           03/01/02          0
    4440098046                           O            02/01/32
    0


    8361781          X76/X76             F          396,000.00         ZZ
                                         360        393,822.76          1
                                       6.500          2,502.99         75
                                       6.250          2,502.99
    GOLETA           CA   93117          1            08/05/02         00
    4440103622                           05           10/01/02          0
    4440103622                           O            09/01/32
    0


    8361783          X76/X76             F          304,000.00         ZZ
                                         360        302,328.57          1
1


                                       6.500          1,921.49         80
                                       6.250          1,921.49
    SANTA YNEZ       CA   93460          1            08/28/02         00
    4440104224                           05           10/01/02          0
    4440104224                           O            09/01/32
    0


    8361787          X76/X76             F          315,000.00         ZZ
                                         360        313,560.70          1
                                       6.500          1,991.01         65
                                       6.250          1,991.01
    FILLMORE         CA   93015          5            09/12/02         00
    4440104661                           05           11/01/02          0
    4440104661                           O            10/01/32
    0


    8361789          X76/X76             F          501,000.00         ZZ
                                         360        499,129.05          1
                                       6.375          3,125.59         66
                                       6.125          3,125.59
    SANTA BARBARA    CA   93110          5            10/03/02         00
    4440105759                           05           12/01/02          0
    4440105759                           O            11/01/32
    0


    8361791          X76/X76             F          464,000.00         ZZ
                                         360        462,267.21          1
                                       6.375          2,894.76         80
                                       6.125          2,894.76
    SANTA BARBARA    CA   93109          2            10/04/02         00
    4440105775                           05           12/01/02          0
    4440105775                           O            11/01/32
    0


    8361811          X76/X76             F          400,000.00         ZZ
                                         360        398,469.95          1
                                       6.250          2,462.87         50
                                       6.000          2,462.87
    SANTA YNEZ       CA   93460          1            10/04/02         00
    4440105783                           05           12/01/02          0
    4440105783                           O            11/01/32
    0


    8361813          X76/X76             F          525,000.00         ZZ
                                         360        519,018.16          1
                                       6.375          3,275.32         73
                                       6.125          3,275.32
    SANTA BARBARA    CA   93110          1            10/09/02         00
    4440105874                           03           12/01/02          0
1


    4440105874                           O            11/01/32
    0


    8361817          X76/X76             F          450,000.00         ZZ
                                         360        449,143.82          1
                                       6.250          2,770.73         30
                                       6.000          2,770.73
    SALINAS          CA   93907          2            12/09/02         00
    4440109264                           05           02/01/03          0
    4440109264                           O            01/01/33
    0


    8365893          X68/M32             F          371,000.00         ZZ
                                         360        368,852.49          1
                                       6.750          2,406.30         65
                                       6.500          2,406.30
    SCOTTSDALE       AZ   85255          2            08/30/02         00
    270000936                            05           10/01/02          0
    00C2080020                           O            09/01/32
    0


    8365895          X68/M32             F          406,000.00         ZZ
                                         360        404,099.74          1
                                       6.375          2,532.91         65
                                       6.125          2,532.91
    SCOTTSDALE       AZ   85258          2            09/23/02         00
    270000937                            05           11/01/02          0
    00C2080021                           O            10/01/32
    0


    8365897          X68/M32             F          345,000.00         ZZ
                                         360        343,423.61          1
                                       6.500          2,180.63         75
                                       6.250          2,180.63
    FOUNTAIN HILLS   AZ   85268          2            09/10/02         00
    270000938                            05           11/01/02          0
    00C2080142                           O            10/01/32
    0


    8365899          X68/M32             F          387,500.00         ZZ
                                         360        385,088.01          1
                                       6.500          2,449.26         63
                                       6.250          2,449.26
    SCOTTSDALE       AZ   85259          2            09/26/02         00
    270000939                            05           11/01/02          0
    00C2090025                           O            10/01/32
    0


1


    8365901          X68/M32             F          338,000.00         ZZ
                                         360        336,379.70          1
                                       6.250          2,081.12         79
                                       6.000          2,081.12
    BOISE            ID   83712          2            09/06/02         00
    270000940                            05           11/01/02          0
    00R0207131                           O            10/01/32
    0


    8365903          X68/M32             F          450,000.00         ZZ
                                         360        447,842.74          1
                                       6.250          2,770.73         69
                                       6.000          2,770.73
    WESTFIELD        NJ   07090          5            09/05/02         00
    270000941                            05           11/01/02          0
    00R0207134                           O            10/01/32
    0


    8365905          X68/M32             F          625,000.00         ZZ
                                         360        622,003.84          1
                                       6.250          3,848.23         79
                                       6.000          3,848.23
    CHAPPAQUA        NY   10514          2            09/24/02         00
    270000942                            05           11/01/02          0
    00R0207136                           O            10/01/32
    0


    8365909          X68/M32             F          369,000.00         ZZ
                                         360        367,231.04          1
                                       6.250          2,272.00         79
                                       6.000          2,272.00
    MABLETON         GA   30126          2            09/30/02         00
    270000943                            05           11/01/02          0
    00R0207160                           O            10/01/32
    0


    8365911          X68/M32             F          580,000.00         ZZ
                                         360        561,845.03          1
                                       6.125          3,524.14         33
                                       5.875          3,524.14
    GREENWICH        CT   06831          5            10/31/02         00
    270000957                            05           12/01/02          0
    00R0209168                           O            11/01/32
    0


    8365913          X68/M32             F          386,600.00         ZZ
                                         360        384,790.54          1
                                       6.375          2,411.88         68
                                       6.125          2,411.88
1


    COLUMBIA         SC   29229          2            09/25/02         00
    270000944                            05           11/01/02          0
    00R0207164                           O            10/01/32
    0


    8365915          X68/M32             F          360,000.00         ZZ
                                         360        358,057.57          1
                                       5.625          2,072.36         77
                                       5.375          2,072.36
    DAYTON           MD   21036          2            09/24/02         00
    270000945                            05           11/01/02          0
    00R0207196                           O            10/01/32
    0


    8365917          X68/M32             F          348,000.00         ZZ
                                         360        346,331.71          1
                                       6.250          2,142.70         68
                                       6.000          2,142.70
    HINGHAM          MA   02043          2            09/24/02         00
    270000946                            05           11/01/02          0
    00R0207297                           O            10/01/32
    0


    8365919          X68/M32             F          466,000.00         ZZ
                                         360        464,130.40          1
                                       6.000          2,793.91         66
                                       5.750          2,793.91
    NEEDHAM          MA   02492          2            10/18/02         00
    270000947                            05           12/01/02          0
    00R0207308                           O            11/01/32
    0


    8365921          X68/M32             F          316,400.00         ZZ
                                         360        314,555.97          1
                                       6.250          1,948.13         71
                                       6.000          1,948.13
    MEDWAY           MA   02053          2            10/23/02         00
    270000948                            05           12/01/02          0
    00R0208047                           O            11/01/32
    0


    8365923          X68/M32             F          600,000.00         ZZ
                                         360        597,704.94          1
                                       6.250          3,694.30         49
                                       6.000          3,694.30
    WILMETTE         IL   60091          2            10/14/02         00
    270000949                            05           12/01/02          0
    00R0208060                           O            11/01/32
    0
1




    8365927          X68/M32             F          560,000.00         ZZ
                                         360        558,319.18          1
                                       6.000          3,357.48         70
                                       5.750          3,357.48
    LEESBURG         VA   20175          2            11/04/02         00
    270000951                            05           01/01/03          0
    00R0208189                           O            12/01/32
    0


    8365929          X68/M32             F          385,100.00         ZZ
                                         360        383,626.94          1
                                       6.250          2,371.13         79
                                       6.000          2,371.13
    GROTON           MA   01450          2            10/24/02         00
    270000952                            05           12/01/02          0
    00R0208217                           O            11/01/32
    0


    8365931          X68/M32             F          360,000.00         ZZ
                                         360        358,589.64          1
                                       6.125          2,187.40         72
                                       5.875          2,187.40
    OLNEY            MD   20832          2            10/22/02         00
    270000953                            05           12/01/02          0
    00R0208221                           O            11/01/32
    0


    8365933          X68/M32             F          340,000.00         ZZ
                                         360        338,699.45          1
                                       6.250          2,093.44         66
                                       6.000          2,093.44
    NORTHBROOK       IL   60062          2            10/23/02         00
    270000954                            09           12/01/02          0
    00R0208325                           O            11/01/32
    0


    8365937          X68/M32             F          396,000.00         ZZ
                                         360        394,448.62          1
                                       6.125          2,406.14         76
                                       5.875          2,406.14
    ANNAPOLIS        MD   21401          2            10/17/02         00
    270000955                            05           12/01/02          0
    00R0208382                           O            11/01/32
    0


    8365939          X68/M32             F          346,450.00         ZZ
                                         360        345,242.14          4
1


                                       7.875          2,512.00         80
                                       7.625          2,512.00
    SAINT AUGUSTINE  FL   32084          1            09/24/02         00
    270000956                            05           11/01/02          0
    00R0209117                           N            10/01/32
    0


    8365941          X68/M32             F          441,500.00         ZZ
                                         360        440,174.83          1
                                       6.000          2,647.02         80
                                       5.750          2,647.02
    MASON            OH   45040          4            11/06/02         00
    270000958                            05           01/01/03          0
    00R0210175                           O            12/01/32
    0


    8365943          X68/M32             F          385,000.00         ZZ
                                         360        382,590.94          3
                                       7.500          2,691.98         70
                                       7.250          2,691.98
    BROOKLYN         NY   11214          5            07/19/02         00
    270000959                            05           09/01/02          0
    00W2070002                           O            08/01/32
    0


    8365945          X68/M32             F        1,300,000.00         ZZ
                                         360      1,291,638.62          1
                                       6.500          8,216.88         65
                                       6.250          8,216.88
    ELLICOTT CITY    MD   21042          5            07/26/02         00
    270000960                            05           09/01/02          0
    00W2070084                           O            08/01/32
    0


    8365947          X68/M32             F          587,200.00         ZZ
                                         360        584,737.31          1
                                       6.625          3,241.83         59
                                       6.375          3,241.83
    OXNARD           CA   93035          2            10/16/02         00
    270000961                            05           12/01/02          0
    00W2080005                           O            11/01/32
    0


    8365949          X68/M32             F          600,000.00         ZZ
                                         360        597,606.28          1
                                       6.875          3,941.57         60
                                       6.625          3,941.57
    JAMUL            CA   91935          5            10/23/02         00
    270000962                            03           12/01/02          0
1


    00W2080023                           O            11/01/32
    0


    8365953          X68/M32             F          650,000.00         ZZ
                                         360        646,808.78          1
                                       6.125          3,949.47         73
                                       5.875          3,949.47
    EDINA            MN   55436          2            09/03/02         00
    270000964                            05           11/01/02          0
    00W2080162                           O            10/01/32
    0


    8365959          X68/M32             F          600,000.00         ZZ
                                         360        597,191.73          1
                                       6.375          3,743.22         37
                                       6.125          3,743.22
    WOODSIDE         CA   94062          5            09/24/02         00
    270000967                            05           11/01/02          0
    00W2080250                           O            10/01/32
    0


    8365961          X68/M32             F          334,400.00         ZZ
                                         360        332,694.04          1
                                       6.250          2,058.96         80
                                       6.000          2,058.96
    ATLANTA          GA   30328          2            09/19/02         00
    270000968                            05           11/01/02          0
    00W2090015                           O            10/01/32
    0


    8365963          X68/M32             F          428,500.00         ZZ
                                         360        426,445.80          1
                                       6.250          2,638.35         80
                                       6.000          2,638.35
    JONESBORO        GA   30236          2            09/25/02         00
    270000969                            05           11/01/02          0
    00W2090035                           O            10/01/32
    0


    8365967          X68/M32             F          637,500.00         ZZ
                                         360        635,231.50          1
                                       6.625          4,081.98         75
                                       6.375          4,081.98
    DELRAY BEACH     FL   33483          5            10/04/02         00
    270000971                            05           12/01/02          0
    00W2090066                           O            11/01/32
    0


1


    8365969          X68/M32             F          510,000.00         ZZ
                                         360        510,000.00          1
                                       7.500          3,187.50         75
                                       7.250          3,187.50
    LAGUNA BEACH     CA   92651          1            09/19/02         00
    270000972                            05           11/01/02          0
    00W2090067                           N            10/01/32
    0


    8365975          X68/M32             F          360,000.00         ZZ
                                         360        358,578.78          1
                                       7.250          2,455.83         90
                                       7.000          2,455.83
    SANTA ROSA BEAC  FL   32459          1            09/26/02         10
    270000973                            05           11/01/02         25
    00W2090087                           O            10/01/32
    0


    8365977          X68/M32             F          565,000.00         ZZ
                                         360        560,268.05          1
                                       6.250          3,478.80         58
                                       6.000          3,478.80
    SCOTTSDALE       AZ   85255          2            09/25/02         00
    270000974                            05           11/01/02          0
    00W2090094                           O            10/01/32
    0


    8365979          X68/M32             F          370,500.00         ZZ
                                         360        369,077.94          1
                                       6.250          2,281.23         75
                                       6.000          2,281.23
    SAN RAMON        CA   94583          2            10/25/02         00
    270000975                            05           12/01/02          0
    00W2090130                           O            11/01/32
    0


    8365983          X68/M32             F          440,000.00         ZZ
                                         360        438,471.85          1
                                       6.750          2,853.83         74
                                       6.500          2,853.83
    BOCA RATON       FL   33433          5            10/11/02         00
    270000977                            03           12/01/02          0
    00W2090188                           O            11/01/32
    0


    8365987          X68/M32             F          539,000.00         ZZ
                                         360        535,684.23          1
                                       6.375          3,362.66         70
                                       6.125          3,362.66
1


    SANTA ANA        CA   92705          5            10/30/02         00
    270000978                            05           12/01/02          0
    00W2090193                           O            11/01/32
    0


    8365989          X68/M32             F          495,000.00         ZZ
                                         360        492,793.80          1
                                       6.750          3,210.56         75
                                       6.500          3,210.56
    HOLLYWOOD        FL   33019          5            10/25/02         00
    270000976                            05           12/01/02          0
    00W2090183                           O            11/01/32
    0


    8365993          X68/M32             F          638,000.00         ZZ
                                         360        635,729.73          2
                                       6.625          4,085.18         84
                                       6.375          4,085.18
    JERSEY CITY      NJ   07302          2            10/23/02         10
    270000979                            05           12/01/02         12
    00W2090203                           O            11/01/32
    0


    8365997          X68/M32             F          650,000.00         ZZ
                                         360        647,630.40          1
                                       6.500          4,108.44         71
                                       6.250          4,108.44
    COTO DE CAZA     CA   92679          1            10/23/02         00
    270000980                            03           12/01/02          0
    00W2100005                           O            11/01/32
    0


    8366001          X68/M32             F          942,500.00         ZZ
                                         360        942,500.00          2
                                       5.750          4,516.15         65
                                       5.500          4,516.15
    SEAL BEACH       CA   90740          5            10/19/02         00
    270000981                            05           12/01/02          0
    00W2100026                           O            11/01/32
    0


    8366005          X68/M32             F          820,000.00         ZZ
                                         360        816,631.25          1
                                       5.875          4,850.61         40
                                       5.625          4,850.61
    STUART           FL   34996          2            10/23/02         00
    270000982                            05           12/01/02          0
    00W2100055                           O            11/01/32
    0
1




    8366007          X68/M32             F          450,000.00         T
                                         360        448,278.69          1
                                       6.250          2,770.73         64
                                       6.000          2,770.73
    JUPITER          FL   33477          2            10/31/02         00
    270000983                            06           12/01/02          0
    00W2100087                           O            11/01/32
    0


    8366011          X68/M32             F          998,000.00         T
                                         360        994,361.74          1
                                       6.500          6,308.04         65
                                       6.250          6,308.04
    DESTIN           FL   32541          5            10/29/02         00
    270000984                            06           12/01/02          0
    00W2100092                           O            11/01/32
    0


    8366015          X68/M32             F          494,000.00         ZZ
                                         360        492,110.41          2
                                       6.250          3,041.64         65
                                       6.000          3,041.64
    SAN FRANCISCO    CA   94110          5            10/26/02         00
    270000985                            05           12/01/02          0
    00W2100093                           O            11/01/32
    0


    8366019          X68/M32             F          877,500.00         ZZ
                                         360        874,469.35          1
                                       6.125          4,478.91         65
                                       5.875          4,478.91
    BLOOMFIELD HILL  MI   48302          5            10/25/02         00
    270000986                            05           12/01/02          0
    00W2100098                           O            11/01/32
    0


    8366021          X68/M32             F          466,400.00         ZZ
                                         360        465,065.44          1
                                       6.250          2,871.71         80
                                       6.000          2,871.71
    EL CAJON         CA   92019          2            11/01/02         00
    270000987                            05           01/01/03          0
    00W2100116                           O            12/01/32
    0


    8366027          X68/M32             F        1,000,000.00         ZZ
                                         360        996,174.89          1
1


                                       6.250          6,157.17         49
                                       6.000          6,157.17
    NEWPORT COAST    CA   92657          1            10/28/02         00
    270000988                            03           12/01/02          0
    00W2100125                           O            11/01/32
    0


    8366031          X68/M32             F          780,000.00         ZZ
                                         360        777,356.23          1
                                       6.875          5,124.04         80
                                       6.625          5,124.04
    PALM BEACH GARD  FL   33410          1            10/31/02         00
    270000989                            05           12/01/02          0
    00W2100160                           O            11/01/32
    0


    8366035          X68/M32             F          551,000.00         ZZ
                                         360        548,752.91          1
                                       6.375          3,437.52         75
                                       6.125          3,437.52
    PHOENIX          AZ   85023          2            10/25/02         00
    270000990                            03           12/01/02          0
    00W2100180                           O            11/01/32
    0


    8417643          736/736             F           98,000.00         ZZ
                                         360         97,822.32          1
                                       6.500            619.43         49
                                       6.250            619.43
    TAMPA            FL   33624          5            12/23/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    0081087363                           O            01/01/33
    0


    8417647          736/736             F          345,000.00         T
                                         360        344,311.38          1
                                       6.000          2,068.45         75
                                       5.750          2,068.45
    ISLAMORADA       FL   33036          2            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081088171                           O            01/01/33
    0


    8417651          736/736             F          151,900.00         ZZ
                                         360        151,567.31          1
                                       6.500            960.12         80
                                       6.250            960.12
    FOUNTAIN HILLS   AZ   85268          1            12/19/02         00
    TO BE ASSIGNED                       01           02/01/03          0
1


    0081088726                           O            01/01/33
    0


    8417655          736/736             F          570,000.00         ZZ
                                         360        568,991.41          1
                                       6.625          3,649.78         68
                                       6.375          3,649.78
    ORINDA           CA   94563          2            12/18/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081090466                           O            01/01/33
    0


    8417659          736/736             F          280,000.00         ZZ
                                         360        279,467.26          1
                                       6.250          1,724.01         80
                                       6.000          1,724.01
    PEMBROKE PINES   FL   33028          1            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081094633                           O            01/01/33
    0


    8417663          736/736             F          472,500.00         ZZ
                                         360        471,622.41          1
                                       6.375          2,947.79         79
                                       6.125          2,947.79
    ALPHARETTA       GA   30022          2            12/20/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    0081095721                           O            01/01/33
    0


    8417667          736/736             F          460,000.00         ZZ
                                         360        458,240.44          1
                                       6.250          2,832.30         60
                                       6.000          2,832.30
    WAYLAND          MA   01778          5            10/25/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107071599                           O            11/01/32
    0


    8417671          736/736             F          414,000.00         ZZ
                                         360        413,249.43          1
                                       6.500          2,616.77         59
                                       6.250          2,616.77
    COHASSET         MA   02025          2            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081095994                           O            01/01/33
    0


1


    8417675          736/736             F          119,000.00         ZZ
                                         360        118,756.75          1
                                       5.875            703.93         70
                                       5.625            703.93
    LEVITTOWN        PA   19054          5            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081102006                           O            01/01/33
    0


    8417683          736/736             F          460,000.00         ZZ
                                         360        459,103.53          1
                                       6.125          2,795.01         80
                                       5.875          2,795.01
    SAN FRANCISCO    CA   94127          1            12/13/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081110405                           O            01/01/33
    0


    8417691          736/736             F          452,000.00         ZZ
                                         360        451,079.95          1
                                       6.375          2,819.90         37
                                       6.125          2,819.90
    HAMILTON         MT   59840          2            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081138927                           O            01/01/33
    0


    8417695          736/736             F          385,000.00         ZZ
                                         360        384,302.01          1
                                       6.500          2,433.47         69
                                       6.250          2,433.47
    SAN DIEGO        CA   92103          1            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081140592                           O            01/01/33
    0


    8417703          736/736             F          497,000.00         ZZ
                                         360        496,031.42          1
                                       6.125          3,019.83         77
                                       5.875          3,019.83
    NEWTOWN          PA   18940          2            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081174963                           O            01/01/33
    0


    8417715          736/736             F          116,000.00         ZZ
                                         360        115,542.02          1
                                       7.250            791.33         80
                                       7.000            791.33
1


    AUSTELL          GA   30106          2            09/24/02         00
    TO BE ASSIGNED                       03           11/01/02          0
    0106755457                           O            10/01/32
    0


    8417719          736/736             F          157,500.00         ZZ
                                         360        156,714.58          1
                                       6.125            956.99         70
                                       5.875            956.99
    EVERETT          WA   98203          5            09/23/02         00
    TO BE ASSIGNED                       05           11/01/02          0
    0106966161                           O            10/01/32
    0


    8417723          736/736             F          300,700.00         ZZ
                                         360        299,992.00          1
                                       7.250          2,051.31         78
                                       7.000          2,051.31
    DIX HILLS        NY   11746          1            11/25/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0080900293                           O            12/01/32
    0


    8417727          736/736             F          374,000.00         ZZ
                                         360        373,232.41          1
                                       6.625          2,394.77         70
                                       6.375          2,394.77
    CORONA           CA   92883          2            12/10/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    0080917420                           O            01/01/33
    0


    8417735          736/736             F          150,000.00         ZZ
                                         360        149,721.40          1
                                       6.375            935.81         67
                                       6.125            935.81
    CEDARHURST       NY   11516          1            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0080964620                           O            01/01/33
    0


    8417749          736/736             F          556,000.00         ZZ
                                         360        554,891.77          1
                                       6.500          3,514.30         80
                                       6.250          3,514.30
    SANTA ANA        CA   92705          5            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081036634                           O            01/01/33
    0
1




    8417753          736/736             F          940,000.00         ZZ
                                         360        938,336.72          1
                                       6.625          6,018.93         53
                                       6.375          6,018.93
    WESTON           MA   02493          5            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081044935                           O            01/01/33
    0


    8417757          736/736             F          332,000.00         ZZ
                                         360        331,383.37          1
                                       6.375          2,071.25         80
                                       6.125          2,071.25
    METHUEN          MA   01844          1            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081086811                           O            01/01/33
    0


    8417761          736/736             F          382,000.00         ZZ
                                         360        381,290.50          1
                                       6.375          2,383.19         54
                                       6.125          2,383.19
    QUOGUE           NY   11959          5            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081047250                           O            01/01/33
    0


    8417767          736/736             F          322,500.00         ZZ
                                         360        321,886.40          1
                                       6.250          1,985.69         79
                                       6.000          1,985.69
    SMITHTOWN        NY   11787          5            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081053860                           O            01/01/33
    0


    8417771          736/736             F          335,900.00         ZZ
                                         360        335,291.03          1
                                       6.500          2,123.12         80
                                       6.250          2,123.12
    GERMANTOWN       MD   20874          1            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081072563                           O            01/01/33
    0


    8417775          736/736             F          135,000.00         ZZ
                                         360        134,749.25          1
1


                                       6.375            842.23         34
                                       6.125            842.23
    ENCINITAS        CA   92024          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081083057                           O            01/01/33
    0


    8417777          736/736             F          425,000.00         ZZ
                                         360        424,153.99          1
                                       6.125          2,582.35         72
                                       5.875          2,582.35
    AUSTIN           TX   78703          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081086480                           O            01/01/33
    0


    8417781          736/736             F          115,800.00         ZZ
                                         360        115,584.29          1
                                       6.375            722.45         63
                                       6.125            722.45
    BROOKLYN         NY   11224          5            12/24/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0080415508                           O            01/01/33
    0


    8417785          736/736             F          710,000.00         ZZ
                                         360        675,933.72          1
                                       6.375          4,429.48         72
                                       6.125          4,429.48
    MACON            GA   31210          2            11/04/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0080640392                           O            11/01/32
    0


    8417793          736/736             F          364,000.00         ZZ
                                         360        363,290.61          1
                                       6.125          2,211.71         80
                                       5.875          2,211.71
    FLORENCE         OR   97439          2            12/24/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0080647851                           O            01/01/33
    0


    8417799          736/736             F          216,000.00         ZZ
                                         360        215,575.77          1
                                       6.750          1,400.98         80
                                       6.500          1,400.98
    GRAND JUNCTION   CO   81503          5            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
1


    0080887243                           O            01/01/33
    0


    8417811          736/736             F          195,000.00         ZZ
                                         360        193,816.60          1
                                       7.500          1,363.47         80
                                       7.250          1,363.47
    GRAYSLAKE        IL   60030          2            06/13/02         00
    TO BE ASSIGNED                       05           08/01/02          0
    0107228363                           O            07/01/32
    0


    8417815          736/736             F          454,800.00         ZZ
                                         360        453,220.41          1
                                       6.750          2,949.83         78
                                       6.500          2,949.83
    SPRING           TX   77381          2            10/11/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107262917                           O            11/01/32
    0


    8417819          736/736             F          720,000.00         ZZ
                                         360        715,897.04          1
                                       7.125          4,850.77         79
                                       6.875          4,850.77
    BAKERSFIELD      CA   93312          5            07/02/02         00
    TO BE ASSIGNED                       05           09/01/02          0
    0107320202                           O            08/01/32
    0


    8417825          736/736             F          100,400.00         ZZ
                                         360         99,971.95          1
                                       6.875            659.56         80
                                       6.625            659.56
    BUTNER           NC   27509          1            10/18/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107322208                           O            11/01/32
    0


    8417831          736/736             F          317,100.00         ZZ
                                         360        315,211.64          1
                                       6.375          1,978.29         95
                                       6.125          1,978.29
    AURORA           CO   80016          1            09/24/02         01
    TO BE ASSIGNED                       03           11/01/02         30
    0107329013                           O            10/01/32
    0


1


    8417839          736/736             F          450,600.00         ZZ
                                         360        447,371.32          1
                                       6.500          2,848.10         73
                                       6.250          2,848.10
    OKEMOS           MI   48864          2            11/26/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0107346645                           O            12/01/32
    0


    8417843          736/736             F          499,000.00         ZZ
                                         360        497,091.26          1
                                       6.250          3,072.43         35
                                       6.000          3,072.43
    CARY             NC   27511          2            10/21/02         00
    TO BE ASSIGNED                       03           12/01/02          0
    0107396988                           O            11/01/32
    0


    8417847          736/736             F          170,000.00         ZZ
                                         360        169,676.56          1
                                       6.250          1,046.72         70
                                       6.000          1,046.72
    DADE CITY        FL   33523          5            12/24/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107400046                           O            01/01/33
    0


    8417851          736/736             F          401,000.00         T
                                         360        399,306.57          1
                                       6.125          2,436.52         73
                                       5.875          2,436.52
    CAMANO ISLAND    WA   98282          2            10/16/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107416380                           O            11/01/32
    0


    8417863          736/736             F          351,000.00         T
                                         360        350,363.66          1
                                       6.500          2,218.56         71
                                       6.250          2,218.56
    ELIZABETHTOWN    NC   28337          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107455966                           O            01/01/33
    0


    8417867          736/736             F          187,750.00         ZZ
                                         360        187,425.77          1
                                       6.750          1,217.75         80
                                       6.500          1,217.75
1


    ROSEBURG         OR   97470          5            12/24/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107504797                           O            01/01/33
    0


    8417875          736/736             F          165,000.00         ZZ
                                         360        164,728.71          1
                                       7.000          1,097.75         70
                                       6.750          1,097.75
    WOLCOTT          CT   06716          5            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107575888                           O            01/01/33
    0


    8417881          736/736             F          500,000.00         ZZ
                                         360        499,147.09          1
                                       7.000          3,326.52         66
                                       6.750          3,326.52
    SHARON           MA   02067          2            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107590085                           O            01/01/33
    0


    8417885          736/736             F          560,000.00         ZZ
                                         360        558,959.88          1
                                       6.375          3,493.68         80
                                       6.125          3,493.68
    RIVERSIDE        CA   92504          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107608739                           O            01/01/33
    0


    8417889          736/736             F          355,000.00         ZZ
                                         360        354,324.56          1
                                       6.250          2,185.80         67
                                       6.000          2,185.80
    FAIR OAKS        CA   95628          2            12/12/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107610875                           O            01/01/33
    0


    8417893          736/736             F          400,000.00         ZZ
                                         360        399,201.60          1
                                       6.000          2,398.20         80
                                       5.750          2,398.20
    EASLEY           SC   29642          5            12/13/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107611808                           O            01/01/33
    0
1




    8417897          736/736             F          400,000.00         ZZ
                                         360        399,292.21          1
                                       6.625          2,561.25         32
                                       6.375          2,561.25
    WINCHESTER       MA   01890          5            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107622953                           O            01/01/33
    0


    8417901          736/736             F          370,000.00         ZZ
                                         360        368,915.63          1
                                       6.125          2,248.16         53
                                       5.875          2,248.16
    YORBA LINDA      CA   92887          1            11/22/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0107629081                           O            12/01/32
    0


    8417905          736/736             F           92,000.00         ZZ
                                         360         91,848.74          1
                                       7.000            612.08         78
                                       6.750            612.08
    PHOENIX          AZ   85008          2            12/21/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107656688                           O            01/01/33
    0


    8417913          736/736             F          125,000.00         ZZ
                                         360        124,784.15          1
                                       6.750            810.75         52
                                       6.500            810.75
    DELRAY BEACH     FL   33446          1            12/23/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    0107687915                           O            01/01/33
    0


    8417917          736/736             F          367,400.00         ZZ
                                         360        366,630.98          1
                                       5.750          2,144.05         80
                                       5.500          2,144.05
    OWINGS MILLS     MD   21117          2            12/10/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107691925                           O            01/01/33
    0


    8417925          736/736             F          188,000.00         ZZ
                                         360        187,633.61          1
1


                                       6.125          1,142.31         42
                                       5.875          1,142.31
    LAKE FOREST      CA   92630          5            12/24/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    0107697716                           O            01/01/33
    0


    8417929          736/736             F          390,000.00         ZZ
                                         360        389,275.64          1
                                       6.375          2,433.09         60
                                       6.125          2,433.09
    PLEASANTON       CA   94588          2            12/01/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107701930                           O            01/01/33
    0


    8417933          736/736             F          289,000.00         ZZ
                                         360        288,463.22          1
                                       6.375          1,802.99         68
                                       6.125          1,802.99
    VALLEJO          CA   94591          5            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107715674                           O            01/01/33
    0


    8417937          736/736             F          154,600.00         ZZ
                                         360        154,326.43          1
                                       6.625            989.93         80
                                       6.375            989.93
    BONITA SPRINGS   FL   34135          1            12/27/02         00
    TO BE ASSIGNED                       01           02/01/03          0
    0107729055                           O            01/01/33
    0


    8417945          736/736             F          134,200.00         ZZ
                                         360        133,950.74          1
                                       6.375            837.24         75
                                       6.125            837.24
    FORT MYERS       FL   33913          1            12/30/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    0107768954                           O            01/01/33
    0


    8442899          736/736             F          345,000.00         ZZ
                                         360        344,359.20          1
                                       6.375          2,152.36         68
                                       6.125          2,152.36
    THOUSAND OAKS    CA   91360          2            12/31/02         00
    TO BE ASSIGNED                       05           02/01/03          0
1


    0080648033                           O            01/01/33
    0


    8442915          736/736             F          408,000.00         ZZ
                                         360        407,612.87          1
                                       6.250          2,512.13         80
                                       6.000          2,512.13
    RALEIGH          NC   27614          5            01/06/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0080935992                           O            02/01/33
    0


    8442921          736/736             F          672,000.00         ZZ
                                         360        671,421.42          1
                                       6.750          4,358.58         80
                                       6.500          4,358.58
    MILPITAS         CA   95035          2            01/03/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081032765                           O            02/01/33
    0


    8442929          736/736             F          407,000.00         ZZ
                                         360        406,604.42          1
                                       6.125          2,472.98         63
                                       5.875          2,472.98
    MENDHAM          NJ   07945          2            01/08/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081036964                           O            02/01/33
    0


    8442933          736/736             F          473,350.00         ZZ
                                         360        472,900.86          1
                                       6.250          2,914.50         44
                                       6.000          2,914.50
    SAN DIEGO        CA   92103          2            01/02/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081038440                           O            02/01/33
    0


    8442937          736/736             F          415,000.00         ZZ
                                         360        414,596.64          1
                                       6.125          2,521.59         80
                                       5.875          2,521.59
    CEDARHURST       NY   11516          5            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081048860                           O            02/01/33
    0


1


    8442949          736/736             F          650,000.00         ZZ
                                         360        649,397.97          1
                                       6.375          4,055.16         70
                                       6.125          4,055.16
    DARIEN           CT   06820          5            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081110645                           O            02/01/33
    0


    8442953          736/736             F          292,000.00         ZZ
                                         360        291,444.42          1
                                       6.250          1,797.90         80
                                       6.000          1,797.90
    THOUSAND OAKS    CA   91320          2            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081129116                           O            01/01/33
    0


    8442957          736/736             F          454,000.00         ZZ
                                         360        453,537.12          1
                                       5.875          2,685.59         59
                                       5.625          2,685.59
    EAST QUOGUE      NY   11942          5            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081132144                           O            02/01/33
    0


    8442963          736/736             F          201,000.00         ZZ
                                         360        200,813.83          1
                                       6.375          1,253.98         80
                                       6.125          1,253.98
    BONNEY LAKE      WA   98390          1            01/09/03         00
    TO BE ASSIGNED                       03           03/01/03          0
    0081132235                           O            02/01/33
    0


    8442965          736/736             F          365,000.00         ZZ
                                         360        364,636.64          1
                                       6.000          2,188.36         80
                                       5.750          2,188.36
    ENCINITAS        CA   92024          2            01/06/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081140733                           O            02/01/33
    0


    8442969          736/736             F          440,000.00         ZZ
                                         360        439,221.45          1
                                       6.625          2,817.37         80
                                       6.375          2,817.37
1


    ESCONDIDO        CA   92025          2            12/30/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0081141947                           O            01/01/33
    0


    8442973          736/736             F          142,500.00         ZZ
                                         360        142,364.79          1
                                       6.250            877.40         75
                                       6.000            877.40
    RIO LINDA        CA   95673          1            01/15/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081149841                           O            02/01/33
    0


    8442977          736/736             F        1,119,930.00         ZZ
                                         360      1,118,841.49          1
                                       6.125          6,804.82         70
                                       5.875          6,804.82
    BRENTWOOD        TN   37027          1            01/09/03         00
    TO BE ASSIGNED                       03           03/01/03          0
    0081151821                           O            02/01/33
    0


    8442981          736/736             F          370,000.00         ZZ
                                         360        369,657.31          1
                                       6.375          2,308.32         74
                                       6.125          2,308.32
    SAN JOSE         CA   95135          5            01/07/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081158982                           O            02/01/33
    0


    8443127          736/736             F          879,350.00         ZZ
                                         360        878,515.64          1
                                       6.250          5,414.31         63
                                       6.000          5,414.31
    CALABASAS        CA   91302          2            01/03/03         00
    TO BE ASSIGNED                       03           03/01/03          0
    0081165466                           O            02/01/33
    0


    8443129          736/736             F          322,700.00         ZZ
                                         360        322,393.81          1
                                       6.250          1,986.92         65
                                       6.000          1,986.92
    SALINAS          CA   93907          5            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081168544                           O            02/01/33
    0
1




    8443131          736/736             F          415,000.00         ZZ
                                         360        414,586.86          1
                                       6.000          2,488.14         50
                                       5.750          2,488.14
    SAN DIEGO        CA   92130          2            01/03/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081168833                           O            02/01/33
    0


    8443133          736/736             F          606,000.00         ZZ
                                         360        605,367.29          1
                                       5.750          3,536.46         46
                                       5.500          3,536.46
    MILL VALLEY      CA   94941          2            01/01/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081169609                           O            02/01/33
    0


    8443135          736/736             F          442,000.00         ZZ
                                         360        441,590.62          1
                                       6.375          2,757.51         80
                                       6.125          2,757.51
    STATEN ISLAND    NY   10304          1            01/08/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081173106                           O            02/01/33
    0


    8443137          736/736             F          392,000.00         ZZ
                                         360        391,618.99          1
                                       6.125          2,381.84         80
                                       5.875          2,381.84
    COLUMBIA FALLS   MT   59912          1            01/10/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081179749                           O            02/01/33
    0


    8443139          736/736             F          500,000.00         ZZ
                                         360        499,536.90          1
                                       6.375          3,119.35         80
                                       6.125          3,119.35
    SINKING SPRING   PA   19608          2            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081184236                           O            02/01/33
    0


    8443141          736/736             F          437,500.00         ZZ
                                         360        437,084.88          1
1


                                       6.250          2,693.77         80
                                       6.000          2,693.77
    BRENTWOOD        CA   94513          2            01/08/03         00
    TO BE ASSIGNED                       03           03/01/03          0
    0081189664                           O            02/01/33
    0


    8443145          736/736             F          500,000.00         ZZ
                                         360        499,514.02          1
                                       6.125          3,038.06         80
                                       5.875          3,038.06
    REDONDO BEACH    CA   90278          2            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081205486                           O            02/01/33
    0


    8443147          736/736             F          463,000.00         ZZ
                                         360        460,527.95          1
                                       5.875          2,738.82         74
                                       5.625          2,738.82
    SAN RAFAEL       CA   94901          2            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0081215279                           O            02/01/33
    0


    8443149          736/736             F          342,000.00         ZZ
                                         360        340,129.44          1
                                       6.375          2,133.64         90
                                       6.125          2,133.64
    MILPITAS         CA   95035          1            09/06/02         01
    TO BE ASSIGNED                       09           11/01/02         25
    0106282668                           O            10/01/32
    0


    8443151          736/736             F          460,000.00         ZZ
                                         360        457,409.44          1
                                       6.375          2,869.81         80
                                       6.125          2,869.81
    HINGHAM          MA   02043          1            08/30/02         00
    TO BE ASSIGNED                       05           10/01/02          0
    0106804032                           O            09/01/32
    0


    8443153          736/736             F          700,500.00         ZZ
                                         360        696,555.11          1
                                       6.375          4,370.21         77
                                       6.125          4,370.21
    ROSWELL          GA   30075          5            08/26/02         00
    TO BE ASSIGNED                       05           10/01/02          0
1


    0106952757                           O            09/01/32
    0


    8443155          736/736             F          650,000.00         ZZ
                                         360        646,883.95          1
                                       6.250          4,002.17         71
                                       6.000          4,002.17
    MONTCLAIR        NJ   07042          1            09/30/02         00
    TO BE ASSIGNED                       05           11/01/02          0
    0107144974                           O            10/01/32
    0


    8443159          736/736             F          548,000.00         ZZ
                                         360        545,953.52          1
                                       6.375          3,418.81         80
                                       6.125          3,418.81
    GREAT NECK       NY   11020          1            10/22/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107157190                           O            11/01/32
    0


    8443161          736/736             F        1,500,000.00         ZZ
                                         360      1,493,146.01          1
                                       6.500          9,481.03         49
                                       6.250          9,481.03
    LOS ANGELES      CA   90402          1            09/25/02         00
    TO BE ASSIGNED                       05           11/01/02          0
    0107245086                           O            10/01/32
    0


    8443163          736/736             F          108,800.00         ZZ
                                         360        108,708.59          1
                                       6.875            714.74         80
                                       6.625            714.74
    ALGONQUIN        IL   60102          5            01/07/03         00
    TO BE ASSIGNED                       09           03/01/03          0
    0107191280                           O            02/01/33
    0


    8443165          736/736             F          390,000.00         ZZ
                                         360        389,325.94          1
                                       6.750          2,529.54         80
                                       6.500          2,529.54
    SPRING CITY      PA   19475          5            12/11/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107264624                           O            01/01/33
    0


1


    8443167          736/736             F          368,000.00         ZZ
                                         360        365,984.53          1
                                       6.125          2,236.01         80
                                       5.875          2,236.01
    SIMI VALLEY      CA   93063          5            09/17/02         00
    TO BE ASSIGNED                       05           11/01/02          0
    0107198665                           O            10/01/32
    0


    8443171          736/736             F          650,000.00         ZZ
                                         360        644,883.09          1
                                       6.250          4,002.16         42
                                       6.000          4,002.16
    DALLAS           TX   75209          2            09/23/02         00
    TO BE ASSIGNED                       05           11/01/02          0
    0107217408                           O            10/01/32
    0


    8443173          736/736             F          640,000.00         ZZ
                                         360        639,407.23          1
                                       6.375          3,992.77         80
                                       6.125          3,992.77
    SOUTHBOROUGH     MA   01772          5            01/06/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107298556                           O            02/01/33
    0


    8443177          736/736             F          464,000.00         ZZ
                                         360        462,225.14          1
                                       6.250          2,856.93         80
                                       6.000          2,856.93
    SAN JOSE         CA   95148          1            10/07/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107306706                           O            11/01/32
    0


    8443179          736/736             F          650,000.00         ZZ
                                         360        647,824.33          1
                                       6.500          4,108.45         55
                                       6.250          4,108.45
    BURLINGAME       CA   94010          2            11/07/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0107326670                           O            12/01/32
    0


    8443181          736/736             F          488,000.00         ZZ
                                         360        486,263.48          1
                                       6.625          3,124.72         80
                                       6.375          3,124.72
1


    MISSION VIEJO    CA   92692          1            10/01/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107335945                           O            11/01/32
    0


    8443183          736/736             F          650,000.00         ZZ
                                         360        647,453.54          1
                                       6.125          3,949.47         74
                                       5.875          3,949.47
    CHARLOTTE        NC   28211          2            10/25/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    0107336943                           O            11/01/32
    0


    8443185          736/736             F          378,000.00         ZZ
                                         360        376,918.37          1
                                       6.250          2,327.42         88
                                       6.000          2,327.42
    WINTER PARK      FL   32789          2            11/12/02         10
    TO BE ASSIGNED                       05           01/01/03         25
    0107389835                           O            12/01/32
    0


    8443189          736/736             F          650,000.00         ZZ
                                         360        648,821.58          1
                                       6.500          4,108.45         78
                                       6.250          4,108.45
    MIAMI            FL   33140          5            12/04/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107445603                           O            01/01/33
    0


    8443191          736/736             F          344,000.00         ZZ
                                         360        342,954.71          1
                                       6.750          2,231.18         80
                                       6.500          2,231.18
    RUTHERFORD       NJ   07070          1            11/20/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0107446056                           O            12/01/32
    0


    8443193          736/736             F          448,000.00         ZZ
                                         360        446,864.39          1
                                       6.875          2,943.04         80
                                       6.625          2,943.04
    SAN DIEGO        CA   92110          5            11/19/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0107490468                           O            12/01/32
    0
1




    8443197          736/736             F          326,000.00         ZZ
                                         360        325,705.28          1
                                       6.500          2,060.55         78
                                       6.250          2,060.55
    SAN JOSE         CA   95122          2            01/03/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107503740                           O            02/01/33
    0


    8443199          736/736             F           57,200.00         ZZ
                                         360         57,147.02          1
                                       6.375            356.86         80
                                       6.125            356.86
    KENMORE          NY   14217          1            01/08/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107529158                           O            02/01/33
    0


    8443201          736/736             F          358,000.00         ZZ
                                         360        357,302.31          1
                                       6.125          2,175.25         73
                                       5.875          2,175.25
    WEST LINN        OR   97068          2            12/31/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    0107542979                           O            01/01/33
    0


    8443205          736/736             F          382,000.00         ZZ
                                         360        381,646.19          1
                                       6.375          2,383.19         75
                                       6.125          2,383.19
    SANTA ANA        CA   92705          2            01/02/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107561466                           O            02/01/33
    0


    8443207          736/736             F          410,000.00         ZZ
                                         360        409,219.91          2
                                       6.250          2,524.45         78
                                       6.000          2,524.45
    LOS ANGELES      CA   90035          2            12/30/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107566218                           O            01/01/33
    0


    8443209          736/736             F          612,000.00         ZZ
                                         360        610,958.19          2
1


                                       6.375          3,818.09         80
                                       6.125          3,818.09
    FLUSHING         NY   11354          1            01/10/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107582629                           O            02/01/33
    0


    8443211          736/736             F          371,900.00         ZZ
                                         360        371,555.54          1
                                       6.375          2,320.18         80
                                       6.125          2,320.18
    DENVER           CO   80210          1            01/07/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107593378                           O            02/01/33
    0


    8443213          736/736             F          165,000.00         ZZ
                                         360        164,700.85          1
                                       6.500          1,042.92         48
                                       6.250          1,042.92
    WARWICK          NY   10990          5            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107593543                           O            01/01/33
    0


    8443215          736/736             F          408,000.00         ZZ
                                         360        407,260.32          1
                                       6.500          2,578.84         80
                                       6.250          2,578.84
    SAN DIEGO        CA   92104          5            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107593725                           O            01/01/33
    0


    8443217          736/736             F          161,500.00         ZZ
                                         360        161,364.31          1
                                       6.875          1,060.95         78
                                       6.625          1,060.95
    NAMPA            ID   83687          2            01/08/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107598393                           O            02/01/33
    0


    8443219          736/736             F          590,540.00         ZZ
                                         360        589,937.92          1
                                       5.875          3,493.27         70
                                       5.625          3,493.27
    ROSLYN HEIGHTS   NY   11577          5            01/07/03         00
    TO BE ASSIGNED                       05           03/01/03          0
1


    0107610610                           O            02/01/33
    0


    8443221          736/736             F          224,000.00         ZZ
                                         360        223,792.53          2
                                       6.375          1,397.47         80
                                       6.125          1,397.47
    BROOKLYN         NY   11235          1            01/14/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107612061                           O            02/01/33
    0


    8443223          736/736             F          580,000.00         ZZ
                                         360        579,449.67          1
                                       6.250          3,571.16         76
                                       6.000          3,571.16
    PHOENIX          AZ   85048          2            01/09/03         00
    TO BE ASSIGNED                       03           03/01/03          0
    0107616542                           O            02/01/33
    0


    8443225          736/736             F          406,400.00         ZZ
                                         360        405,607.99          1
                                       6.125          2,469.33         80
                                       5.875          2,469.33
    PARAMUS          NJ   07652          1            12/16/02         00
    TO BE ASSIGNED                       01           02/01/03          0
    0107621047                           O            01/01/33
    0


    8443227          736/736             F          258,000.00         ZZ
                                         360        257,761.04          1
                                       6.375          1,609.59         69
                                       6.125          1,609.59
    LITTLE COMPTON   RI   02837          5            01/08/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107625022                           O            02/01/33
    0


    8443229          736/736             F          448,000.00         ZZ
                                         360        447,585.06          1
                                       6.375          2,794.94         80
                                       6.125          2,794.94
    PACIFIC GROVE    CA   93950          5            01/03/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107630295                           O            02/01/33
    0


1


    8443231          736/736             F          460,000.00         ZZ
                                         360        459,594.14          2
                                       6.625          2,945.44         80
                                       6.375          2,945.44
    FLUSHING         NY   11354          1            01/08/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107645277                           O            02/01/33
    0


    8443233          736/736             F          322,700.00         ZZ
                                         360        322,401.11          1
                                       6.375          2,013.23         63
                                       6.125          2,013.23
    WAKE FOREST      NC   27587          2            01/10/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107654683                           O            02/01/33
    0


    8443237          736/736             F          568,000.00         ZZ
                                         360        566,413.35          1
                                       6.375          3,543.58         80
                                       6.125          3,543.58
    SANTA ROSA       CA   95409          5            11/19/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    0107672602                           O            12/01/32
    0


    8443239          736/736             F          396,000.00         ZZ
                                         360        395,282.08          1
                                       6.500          2,502.99         90
                                       6.250          2,502.99
    NORCO            CA   92860          1            12/04/02         11
    TO BE ASSIGNED                       05           02/01/03         25
    0107679698                           O            01/01/33
    0


    8443241          736/736             F          340,000.00         ZZ
                                         360        339,383.59          1
                                       6.500          2,149.04         80
                                       6.250          2,149.04
    BUFFALO GROVE    IL   60089          1            12/18/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107687188                           O            01/01/33
    0


    8443243          736/736             F          132,000.00         ZZ
                                         360        131,877.74          1
                                       6.375            823.51         80
                                       6.125            823.51
1


    ORTING           WA   98360          5            01/07/03         00
    TO BE ASSIGNED                       27           03/01/03          0
    0107690158                           O            02/01/33
    0


    8443245          736/736             F          368,000.00         ZZ
                                         360        367,316.49          1
                                       6.375          2,295.84         80
                                       6.125          2,295.84
    LAGUNA NIGUEL    CA   92677          1            12/02/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107692261                           O            01/01/33
    0


    8443247          736/736             F          780,000.00         ZZ
                                         360        779,259.90          1
                                       6.250          4,802.60         20
                                       6.000          4,802.60
    PEBBLE BEACH     CA   93953          2            01/08/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107699944                           O            02/01/33
    0


    8443249          736/736             F          300,000.00         ZZ
                                         360        299,715.34          1
                                       6.250          1,847.16         28
                                       6.000          1,847.16
    CARMEL           CA   93923          5            01/06/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107700601                           O            02/01/33
    0


    8443251          736/736             F          334,000.00         ZZ
                                         360        333,066.23          1
                                       5.500          1,896.42         72
                                       5.250          1,896.42
    SOUTH EASTON     MA   02375          1            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107706152                           O            01/01/33
    0


    8443255          736/736             F          549,500.00         ZZ
                                         360        548,574.05          1
                                       6.875          3,609.83         70
                                       6.625          3,609.83
    SANTA MONICA     CA   90403          5            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107713620                           O            01/01/33
    0
1




    8443257          736/736             F          464,950.00         ZZ
                                         360        464,065.37          1
                                       6.250          2,862.78         60
                                       6.000          2,862.78
    WOODLAND HILLS   CA   91367          2            12/30/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107716011                           O            01/01/33
    0


    8443261          736/736             F          627,000.00         ZZ
                                         360        625,807.05          1
                                       6.250          3,860.55         46
                                       6.000          3,860.55
    KENMORE          WA   98028          2            12/18/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107723355                           O            01/01/33
    0


    8443263          736/736             F          145,600.00         ZZ
                                         360        145,477.68          1
                                       6.875            956.49         80
                                       6.625            956.49
    SALT LAKE CITY   UT   84121          2            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107727661                           O            02/01/33
    0


    8443267          736/736             F          369,000.00         ZZ
                                         360        368,297.90          1
                                       6.250          2,272.00         75
                                       6.000          2,272.00
    NORTH BRUNSWICK  NJ   08902          5            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107730962                           O            01/01/33
    0


    8443269          736/736             F          354,500.00         ZZ
                                         360        353,887.84          1
                                       6.750          2,299.28         73
                                       6.500          2,299.28
    SAN JOSE         CA   95148          5            12/16/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107731622                           O            01/01/33
    0


    8443271          736/736             F          420,000.00         ZZ
                                         360        419,200.88          1
1


                                       6.250          2,586.02         63
                                       6.000          2,586.02
    LOS ANGELES      CA   91324          2            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107732802                           O            01/01/33
    0


    8443273          736/736             F          422,000.00         ZZ
                                         360        421,599.59          1
                                       6.250          2,598.33         41
                                       6.000          2,598.33
    SAN FRANCISCO    CA   94114          2            01/02/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107738809                           O            02/01/33
    0


    8443275          736/736             F          339,900.00         ZZ
                                         360        339,600.11          1
                                       6.625          2,176.42         58
                                       6.375          2,176.42
    ALAMO            CA   94507          2            01/03/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107739096                           O            02/01/33
    0


    8443277          736/736             F          257,600.00         ZZ
                                         360        257,361.41          1
                                       6.375          1,607.09         80
                                       6.125          1,607.09
    SAN JOSE         CA   95122          2            01/03/03         00
    TO BE ASSIGNED                       09           03/01/03          0
    0107756082                           O            02/01/33
    0


    8443279          736/736             F          400,000.00         ZZ
                                         360        399,620.46          1
                                       6.250          2,462.87         42
                                       6.000          2,462.87
    LAFAYETTE        CA   94549          5            01/03/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107768574                           O            02/01/33
    0


    8443281          736/736             F          322,000.00         ZZ
                                         360        321,701.76          1
                                       6.375          2,008.87         70
                                       6.125          2,008.87
    SAN JOSE         CA   95148          5            01/10/03         00
    TO BE ASSIGNED                       05           03/01/03          0
1


    0107769481                           O            02/01/33
    0


    8443283          736/736             F          412,000.00         ZZ
                                         360        411,599.56          1
                                       6.125          2,503.36         79
                                       5.875          2,503.36
    CALABASAS        CA   91302          1            01/08/03         00
    TO BE ASSIGNED                       03           03/01/03          0
    0107769531                           O            02/01/33
    0


    8443285          736/736             F          260,000.00         ZZ
                                         360        259,792.08          1
                                       7.125          1,751.67         76
                                       6.875          1,751.67
    COLUMBIA FALLS   MT   59912          5            01/09/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107770398                           O            02/01/33
    0


    8443287          736/736             F          314,000.00         ZZ
                                         360        313,702.06          1
                                       6.250          1,933.36         76
                                       6.000          1,933.36
    SISTERS          OR   97759          2            01/02/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107770505                           O            02/01/33
    0


    8443289          736/736             F          399,264.00         ZZ
                                         360        398,440.54          1
                                       6.125          2,425.97         80
                                       5.875          2,425.97
    EDEN PRAIRIE     MN   55347          1            12/31/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107777088                           O            01/01/33
    0


    8443291          736/736             F          480,000.00         ZZ
                                         360        479,150.66          1
                                       6.625          3,073.50         75
                                       6.375          3,073.50
    BARRINGTON       RI   02806          5            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    0107777385                           O            01/01/33
    0


1


    8443293          736/736             F          320,000.00         ZZ
                                         360        319,696.37          1
                                       6.250          1,970.30         80
                                       6.000          1,970.30
    OAK PARK AREA    CA   91377          2            01/08/03         00
    TO BE ASSIGNED                       09           03/01/03          0
    0107778334                           O            02/01/33
    0


    8443297          736/736             F          825,000.00         ZZ
                                         360        824,217.20          1
                                       6.250          5,079.67         69
                                       6.000          5,079.67
    SACRAMENTO       CA   95864          5            01/02/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107780389                           O            02/01/33
    0


    8443299          736/736             F          504,000.00         ZZ
                                         360        503,498.26          1
                                       6.000          3,021.74         60
                                       5.750          3,021.74
    BELL CANYON      CA   91307          2            01/06/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107790172                           O            02/01/33
    0


    8443303          736/736             F           93,250.00         ZZ
                                         360         93,101.07          1
                                       6.375            581.76         38
                                       6.125            581.76
    LOS ANGELES      CA   91316          5            01/10/03         00
    TO BE ASSIGNED                       01           03/01/03          0
    0107798241                           O            02/01/33
    0


    8443307          736/736             F           90,968.00         ZZ
                                         360         90,893.43          1
                                       7.000            605.22         80
                                       6.750            605.22
    FAIRVIEW         TN   37062          1            01/10/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    0107809972                           O            02/01/33
    0


    8448331          X12/787             F          544,000.00         ZZ
                                         360        542,939.82          1
                                       6.125          3,305.41         80
                                       5.875          3,305.41
1


    CENTREVILLE      VA   20120          2            12/18/02         00
    354511833                            03           02/01/03          0
    1628300076                           O            01/01/33
    0


    8448335          X12/787             F          340,000.00         ZZ
                                         360        339,685.09          1
                                       6.375          2,121.16         80
                                       6.125          2,121.16
    HOLLIS           NH   03049          1            12/30/02         00
    354512093                            05           03/01/03          0
    1628300078                           O            02/01/33
    0


    8448339          X12/787             F          457,600.00         ZZ
                                         360        457,133.45          1
                                       5.875          2,706.88         80
                                       5.625          2,706.88
    BOWIE            MD   20715          2            12/31/02         00
    354512418                            05           03/01/03          0
    1628300085                           O            02/01/33
    0


    8448343          X12/787             F          365,000.00         ZZ
                                         360        364,636.64          1
                                       6.000          2,188.36         77
                                       5.750          2,188.36
    DUNLAP           IL   61525          2            01/06/03         00
    354512094                            05           03/01/03          0
    1628600035                           O            02/01/33
    0


    8448345          X12/787             F          367,900.00         ZZ
                                         360        366,469.12          1
                                       6.375          2,295.22         80
                                       6.125          2,295.22
    ALEXANDRIA       VA   22304          1            11/12/02         00
    354510237                            05           01/01/03          0
    1628900037                           O            12/01/32
    0


    8448347          X12/787             F          450,000.00         ZZ
                                         360        446,316.28          1
                                       6.250          2,770.73         53
                                       6.000          2,770.73
    MCLEAN           VA   22101          1            11/19/02         00
    354510969                            05           01/01/03          0
    1628900039                           O            12/01/32
    0
1




    8448351          X12/787             F          450,000.00         ZZ
                                         360        447,737.68          1
                                       6.375          2,807.41         78
                                       6.125          2,807.41
    TAMPA            FL   33611          2            11/14/02         00
    354510970                            05           01/01/03          0
    1628900040                           O            12/01/32
    0


    8448353          X12/787             F          332,000.00         ZZ
                                         360        331,072.59          1
                                       6.375          2,071.25         80
                                       6.125          2,071.25
    ROCKVILLE        MD   20850          1            11/22/02         00
    354510971                            05           01/01/03          0
    1628900042                           O            12/01/32
    0


    8448355          X12/787             F          391,000.00         ZZ
                                         360        389,907.79          1
                                       6.375          2,439.33         53
                                       6.125          2,439.33
    MIAMI            FL   33133          2            11/27/02         00
    354511203                            05           01/01/03          0
    1628900045                           O            12/01/32
    0


    8448357          X12/787             F          352,000.00         ZZ
                                         360        350,931.56          1
                                       6.250          2,167.32         80
                                       6.000          2,167.32
    DAMASCUS         MD   20872          1            11/25/02         00
    354511204                            05           01/01/03          0
    1628900048                           O            12/01/32
    0


    8448359          X12/787             F          391,500.00         ZZ
                                         360        390,755.13          1
                                       6.250          2,410.53         80
                                       6.000          2,410.53
    FALLS CHURCH     VA   22044          1            12/05/02         00
    354511205                            03           02/01/03          0
    1628900049                           O            01/01/33
    0


    8448361          X12/787             F          403,000.00         ZZ
                                         360        401,874.25          2
1


                                       6.375          2,514.20         69
                                       6.125          2,514.20
    CHICAGO          IL   60640          2            11/11/02         00
    354511213                            05           01/01/03          0
    1629000036                           O            12/01/32
    0


    8448371          X12/787             F          445,000.00         ZZ
                                         360        443,555.88          1
                                       6.375          2,776.22         65
                                       6.125          2,776.22
    MORROW           OH   45152          5            11/22/02         00
    354511215                            05           01/01/03          0
    1629000038                           O            12/01/32
    0


    8448373          X12/787             F          379,000.00         ZZ
                                         360        378,296.07          1
                                       6.375          2,364.47         76
                                       6.125          2,364.47
    PARK RIDGE       IL   60068          2            11/29/02         00
    354512164                            05           02/01/03          0
    1629000039                           O            01/01/33
    0


    8448375          X12/787             F          400,000.00         ZZ
                                         360        399,257.07          1
                                       6.375          2,495.48         78
                                       6.125          2,495.48
    GLEN ALLEN       VA   23059          2            12/12/02         00
    354511890                            03           02/01/03          0
    1629100122                           O            01/01/33
    0


    8448377          X12/787             F          373,200.00         ZZ
                                         360        372,506.84          1
                                       6.375          2,328.29         80
                                       6.125          2,328.29
    RICHMOND         VA   23229          1            12/20/02         00
    354511834                            03           02/01/03          0
    1629100123                           O            01/01/33
    0


    8448381          X12/787             F          367,600.00         ZZ
                                         360        365,837.75          1
                                       6.250          2,263.38         80
                                       6.000          2,263.38
    CORONA           CA   92878          1            09/25/02         00
    354511891                            03           11/01/02          0
1


    1629400054                           O            10/01/32
    0


    8448383          X12/787             F          750,000.00         ZZ
                                         360        747,265.85          1
                                       6.500          4,740.51         68
                                       6.250          4,740.51
    SAN DIEGO        CA   92127          1            10/03/02         00
    354511655                            03           12/01/02          0
    1629400060                           O            11/01/32
    0


    8448385          X12/787             F          448,350.00         ZZ
                                         360        446,675.64          1
                                       6.375          2,797.13         73
                                       6.125          2,797.13
    ROWLAND HEIGHTS  CA   91748          2            10/04/02         00
    354510920                            05           12/01/02          0
    1629400079                           O            11/01/32
    0


    8448387          X12/787             F          428,800.00         ZZ
                                         360        427,686.18          1
                                       6.750          2,781.19         80
                                       6.500          2,781.19
    MODESTO          CA   95356          2            11/22/02         00
    354512465                            05           01/01/03          0
    1629800067                           O            12/01/32
    0


    8448389          X12/787             F          400,000.00         ZZ
                                         360        399,201.61          1
                                       6.000          2,398.20         73
                                       5.750          2,398.20
    VACAVILLE        CA   95688          1            12/04/02         00
    354512049                            05           02/01/03          0
    1629800108                           O            01/01/33
    0


    8448391          X12/787             F          342,000.00         ZZ
                                         360        341,394.87          1
                                       6.625          2,189.86         95
                                       6.375          2,189.86
    BURKE            VA   22015          1            12/30/02         01
    354512466                            05           02/01/03         30
    1629800130                           O            01/01/33
    0


1


    8448397          X12/787             F          555,000.00         ZZ
                                         360        553,969.19          1
                                       6.375          3,462.48         72
                                       6.125          3,462.48
    IRVINE           CA   92602          2            12/02/02         00
    354511893                            03           02/01/03          0
    1630200195                           O            01/01/33
    0


    8448399          X12/787             F          556,100.00         ZZ
                                         360        555,041.96          1
                                       6.250          3,424.00         45
                                       6.000          3,424.00
    ORANGE           CA   92869          2            12/20/02         00
    354512382                            05           02/01/03          0
    1630200197                           O            01/01/33
    0


    8448401          X12/787             F          372,000.00         ZZ
                                         360        370,935.56          1
                                       6.250          2,290.47         68
                                       6.000          2,290.47
    VILLA PARK       CA   92861          2            12/03/02         00
    354511144                            05           02/01/03          0
    1630200199                           O            01/01/33
    0


    8448405          X12/787             F          497,900.00         ZZ
                                         360        497,404.34          1
                                       6.000          2,985.16         80
                                       5.750          2,985.16
    TUSTIN           CA   92782          1            01/15/03         00
    354512555                            03           03/01/03          0
    1630200219                           O            02/01/33
    0


    8448407          X12/787             F          650,000.00         ZZ
                                         360        648,733.25          1
                                       6.125          3,949.47         80
                                       5.875          3,949.47
    FULLERTON        CA   92831          2            12/13/02         00
    354512556                            05           02/01/03          0
    1630200224                           O            01/01/33
    0


    8448409          X12/787             F          347,700.00         ZZ
                                         360        346,883.67          1
                                       6.625          2,226.36         55
                                       6.375          2,226.36
1


    MISSION VIEJO    CA   92692          2            12/19/02         00
    354512275                            03           02/01/03          0
    1630200229                           O            01/01/33
    0


    8448411          X12/787             F          336,000.00         ZZ
                                         360        335,360.72          1
                                       6.250          2,068.81         80
                                       6.000          2,068.81
    LAKE FOREST      CA   92630          1            12/24/02         00
    354512502                            03           02/01/03          0
    1630200230                           O            01/01/33
    0


    8448413          X12/787             F          607,200.00         ZZ
                                         360        606,595.53          1
                                       6.000          3,640.47         80
                                       5.750          3,640.47
    LONG BEACH       CA   90803          1            01/03/03         00
    354512557                            05           03/01/03          0
    1630200234                           O            02/01/33
    0


    8448417          X12/787             F          489,500.00         ZZ
                                         360        488,612.56          1
                                       6.500          3,093.98         70
                                       6.250          3,093.98
    EDISON           NJ   08820          5            12/16/02         00
    354512228                            05           02/01/03          0
    1630300024                           O            01/01/33
    0


    8448419          X12/787             F          403,500.00         ZZ
                                         360        402,732.29          1
                                       6.250          2,484.42         74
                                       6.000          2,484.42
    CAMBRIDGE        MA   02138          2            12/26/02         00
    354512384                            09           02/01/03          0
    1630300025                           O            01/01/33
    0


    8448421          X12/787             F          500,000.00         ZZ
                                         360        498,943.93          1
                                       6.375          3,119.35         76
                                       6.125          3,119.35
    BERKELEY HEIGHT  NJ   07922          1            12/27/02         00
    354512165                            05           02/01/03          0
    1630300029                           O            01/01/33
    0
1




    8448425          X12/787             F          336,000.00         ZZ
                                         360        335,360.72          1
                                       6.250          2,068.81         80
                                       6.000          2,068.81
    SEWELL           NJ   08080          1            12/16/02         00
    354512467                            05           02/01/03          0
    1630300034                           O            01/01/33
    0


    8448427          X12/787             F          450,000.00         ZZ
                                         360        449,203.76          1
                                       6.625          2,881.40         72
                                       6.375          2,881.40
    MERION           PA   19066          5            12/19/02         00
    354512560                            05           02/01/03          0
    1630300036                           O            01/01/33
    0


    8448429          X12/787             F          346,000.00         ZZ
                                         360        345,687.21          1
                                       6.500          2,186.96         79
                                       6.250          2,186.96
    BILLERICA        MA   01821          2            01/16/03         00
    354512561                            05           03/01/03          0
    1630300042                           O            02/01/33
    0


    8448431          X12/787             F          521,500.00         ZZ
                                         360        520,531.39          1
                                       6.375          3,253.49         68
                                       6.125          3,253.49
    NORRISTOWN       PA   19403          5            12/17/02         00
    354512096                            05           02/01/03          0
    1630300055                           O            01/01/33
    0


    8448433          X12/787             F          465,000.00         ZZ
                                         360        464,115.28          1
                                       6.250          2,863.09         78
                                       6.000          2,863.09
    DUXBURY          MA   02332          2            12/09/02         00
    354512098                            05           02/01/03          0
    1630300057                           O            01/01/33
    0


    8448435          X12/787             F          455,000.00         ZZ
                                         360        454,154.92          1
1


                                       6.375          2,838.61         17
                                       6.125          2,838.61
    VILLANOVA        PA   19085          2            12/06/02         00
    354512102                            05           02/01/03          0
    1630300079                           O            01/01/33
    0


    8448437          X12/787             F          750,000.00         ZZ
                                         360        748,704.89          1
                                       6.750          4,864.49         72
                                       6.500          4,864.49
    WINSTON-SALEM    NC   27104          2            12/16/02         00
    354512103                            05           02/01/03          0
    1630600012                           O            01/01/33
    0


    8448441          X12/787             F          544,232.00         ZZ
                                         360        543,145.71          1
                                       6.000          3,262.95         80
                                       5.750          3,262.95
    MORRISVILLE      NC   27560          1            12/20/02         00
    354511899                            03           02/01/03          0
    1630900098                           O            01/01/33
    0


    8448443          X12/787             F          421,600.00         ZZ
                                         360        420,758.48          1
                                       6.000          2,527.71         80
                                       5.750          2,527.71
    RALEIGH          NC   27614          1            12/30/02         00
    354512052                            05           02/01/03          0
    1630900104                           O            01/01/33
    0


    8448447          X12/787             F          360,000.00         T
                                         360        354,935.17          1
                                       6.125          2,187.40         54
                                       5.875          2,187.40
    HOT SPRINGS      AR   71913          2            12/09/02         00
    354512564                            05           02/01/03          0
    1631300010                           O            01/01/33
    0


    8448449          X12/787             F          375,000.00         ZZ
                                         360        374,251.51          1
                                       6.000          2,248.31         79
                                       5.750          2,248.31
    PROSPECT         KY   40059          2            12/16/02         00
    354511975                            05           02/01/03          0
1


    1631700033                           O            01/01/33
    0


    8448453          X12/787             F          403,000.00         ZZ
                                         360        402,214.62          1
                                       6.125          2,448.67         68
                                       5.875          2,448.67
    CLARKSVILLE      MD   21029          2            12/12/02         00
    354511976                            03           02/01/03          0
    1632500027                           O            01/01/33
    0


    8448457          X12/787             F          336,000.00         ZZ
                                         360        335,016.28          1
                                       6.375          2,096.20         59
                                       6.125          2,096.20
    MCLEAN           VA   22101          5            11/22/02         00
    354511228                            05           01/01/03          0
    1632500028                           O            12/01/32
    0


    8448461          X12/787             F          412,000.00         ZZ
                                         360        411,271.00          1
                                       6.625          2,638.08         80
                                       6.375          2,638.08
    ANNANDALE        VA   22003          2            12/09/02         00
    354511900                            05           02/01/03          0
    1632500032                           O            01/01/33
    0


    8448463          X12/787             F          438,500.00         ZZ
                                         360        437,645.44          1
                                       6.125          2,664.37         56
                                       5.875          2,664.37
    VIENNA           VA   22182          5            12/13/02         00
    354511901                            05           02/01/03          0
    1632500035                           O            01/01/33
    0


    8448465          X12/787             F          342,000.00         ZZ
                                         360        341,333.50          1
                                       6.125          2,078.03         60
                                       5.875          2,078.03
    BETHESDA         MD   20817          5            12/11/02         00
    354511838                            05           02/01/03          0
    1632500036                           O            01/01/33
    0


1


    8448467          X12/787             F          457,000.00         ZZ
                                         360        456,087.82          1
                                       6.000          2,739.95         72
                                       5.750          2,739.95
    ARLINGTON        VA   22201          5            12/17/02         00
    354512166                            05           02/01/03          0
    1632500041                           O            01/01/33
    0


    8448469          X12/787             F          408,000.00         ZZ
                                         360        407,584.03          1
                                       5.875          2,413.47         80
                                       5.625          2,413.47
    BOWIE            MD   20721          2            01/13/03         00
    354512566                            05           03/01/03          0
    1632500042                           O            02/01/33
    0


    8448473          X12/787             F          350,000.00         ZZ
                                         360        349,334.09          1
                                       6.250          2,155.01         80
                                       6.000          2,155.01
    ARLINGTON        VA   22207          1            12/20/02         00
    354511977                            05           02/01/03          0
    1632500050                           O            01/01/33
    0


    8448475          X12/787             F          396,000.00         ZZ
                                         360        395,209.59          1
                                       6.000          2,374.22         73
                                       5.750          2,374.22
    LORTON           VA   22079          2            12/23/02         00
    354512104                            03           02/01/03          0
    1632500055                           O            01/01/33
    0


    8448477          X12/787             F          650,000.00         ZZ
                                         360        649,321.36          1
                                       5.750          3,793.22         77
                                       5.500          3,793.22
    FALLS CHURCH     VA   22043          2            01/10/03         00
    354512504                            03           03/01/03          0
    1632500063                           O            02/01/33
    0


    8448479          X12/787             F          340,000.00         ZZ
                                         360        339,661.53          1
                                       6.000          2,038.47         80
                                       5.750          2,038.47
1


    ALEXANDRIA       VA   22314          1            01/09/03         00
    354512338                            05           03/01/03          0
    1632500064                           O            02/01/33
    0


    8448481          X12/787             F          326,000.00         ZZ
                                         360        325,394.51          1
                                       6.375          2,033.82         73
                                       6.125          2,033.82
    CLIFTON          VA   20124          5            12/16/02         00
    354511839                            05           02/01/03          0
    1632700030                           O            01/01/33
    0


    8448483          X12/787             F          380,000.00         ZZ
                                         360        379,223.26          1
                                       5.875          2,247.84         79
                                       5.625          2,247.84
    RESTON           VA   20190          2            12/06/02         00
    354512505                            03           02/01/03          0
    1632700035                           O            01/01/33
    0


    8448485          X12/787             F          460,000.00         ZZ
                                         360        458,586.14          1
                                       5.875          2,721.07         80
                                       5.625          2,721.07
    LA HABRA HEIGHT  CA   90631          1            11/22/02         00
    354512340                            05           01/01/03          0
    1632900009                           O            12/01/32
    0


    8448487          X12/787             F          375,000.00         ZZ
                                         360        373,952.49          1
                                       6.375          2,339.51         80
                                       6.125          2,339.51
    LAKESIDE         CA   92040          5            11/13/02         00
    354511657                            05           01/01/03          0
    1632900010                           O            12/01/32
    0


    8448489          X12/787             F          350,000.00         ZZ
                                         360        349,301.40          1
                                       6.000          2,098.43         60
                                       5.750          2,098.43
    LONG BEACH       CA   90803          2            12/04/02         00
    354511658                            05           02/01/03          0
    1632900012                           O            01/01/33
    0
1




    8448491          X12/787             F          345,000.00         ZZ
                                         360        344,327.65          1
                                       6.125          2,096.26         47
                                       5.875          2,096.26
    ENCINITAS        CA   92024          2            12/13/02         00
    354512571                            05           02/01/03          0
    1632900014                           O            01/01/33
    0


    8448493          X12/787             F          372,000.00         ZZ
                                         360        371,292.22          1
                                       6.250          2,290.47         80
                                       6.000          2,290.47
    SAN DIEGO        CA   92120          1            12/04/02         00
    354511659                            05           02/01/03          0
    1632900016                           O            01/01/33
    0


    8448499          X12/787             F          385,000.00         ZZ
                                         360        383,491.66          1
                                       6.125          2,339.31         43
                                       5.875          2,339.31
    FRESNO           CA   93711          5            10/17/02         00
    354511661                            05           12/01/02          0
    1602201666                           O            11/01/32
    0


    8448501          X12/787             F          384,000.00         ZZ
                                         360        383,286.77          1
                                       6.375          2,395.67         80
                                       6.125          2,395.67
    SACRAMENTO       CA   95831          1            12/05/02         00
    354512508                            05           02/01/03          0
    1602201673                           O            01/01/33
    0


    8448505          X12/787             F          542,000.00         ZZ
                                         360        540,993.33          1
                                       6.375          3,381.38         73
                                       6.125          3,381.38
    WESTLAKE         OH   44145          5            12/23/02         00
    354512473                            05           02/01/03          0
    1602201679                           O            01/01/33
    0


    8448507          X12/787             F          510,000.00         ZZ
                                         360        508,540.70          1
1


                                       6.250          3,140.16         40
                                       6.000          3,140.16
    MERCER ISLAND    WA   98040          2            12/09/02         00
    354512509                            05           01/01/03          0
    1602201684                           O            12/01/32
    0


    8448511          X12/787             F          560,000.00         ZZ
                                         360        558,855.30          1
                                       5.875          3,312.62         80
                                       5.625          3,312.62
    GLENDALE         AZ   85310          4            12/20/02         00
    354512276                            03           02/01/03          0
    1602201695                           O            01/01/33
    0


    8448513          X12/787             F          460,000.00         ZZ
                                         360        458,745.69          1
                                       6.500          2,907.51         73
                                       6.250          2,907.51
    AROMAS           CA   95004          5            11/21/02         00
    354512305                            05           01/01/03          0
    1602201696                           O            12/01/32
    0


    8448515          X12/787             F          650,000.00         ZZ
                                         360        648,702.60          1
                                       6.000          3,897.08         29
                                       5.750          3,897.08
    RANCHO SANTA FE  CA   92067          2            12/16/02         00
    354512423                            03           02/01/03          0
    1602201700                           O            01/01/33
    0


    8448517          X12/787             F          344,000.00         ZZ
                                         360        343,345.50          1
                                       6.250          2,118.07         80
                                       6.000          2,118.07
    FRIENDSWOOD      TX   77546          1            12/09/02         00
    354511903                            03           02/01/03          0
    1602201728                           O            01/01/33
    0


    8448519          X12/787             F          548,000.00         ZZ
                                         360        546,982.18          1
                                       6.375          3,418.81         80
                                       6.125          3,418.81
    SAN DIEGO        CA   92106          1            12/26/02         00
    354512510                            05           02/01/03          0
1


    1605400216                           O            01/01/33
    0


    8448521          X12/787             F          330,400.00         ZZ
                                         360        329,756.10          1
                                       6.125          2,007.55         77
                                       5.875          2,007.55
    SAN JOSE         CA   95119          2            12/12/02         00
    354511983                            05           02/01/03          0
    1610700445                           O            01/01/33
    0


    8448523          X12/787             F          365,000.00         ZZ
                                         360        362,708.07          1
                                       6.625          2,337.14         49
                                       6.375          2,337.14
    SANTA CLARA      CA   95051          5            07/12/02         00
    354512433                            05           09/01/02          0
    1612500380                           O            08/01/32
    0


    8448525          X12/787             F          340,000.00         ZZ
                                         360        339,095.09          1
                                       6.625          2,177.06         75
                                       6.375          2,177.06
    SAN JOSE         CA   95123          2            11/18/02         00
    354511667                            05           01/01/03          0
    1612500596                           O            12/01/32
    0


    8448527          X12/787             F          650,000.00         ZZ
                                         360        648,184.29          1
                                       6.375          4,055.16         75
                                       6.125          4,055.16
    UNION CITY       CA   94587          2            11/14/02         00
    354511568                            05           01/01/03          0
    1612500597                           O            12/01/32
    0


    8448529          X12/787             F          386,000.00         ZZ
                                         360        385,300.19          1
                                       6.500          2,439.79         58
                                       6.250          2,439.79
    DANVILLE         CA   94526          5            11/27/02         00
    354512310                            03           02/01/03          0
    1612500599                           O            01/01/33
    0


1


    8448531          X12/787             F          348,000.00         ZZ
                                         360        347,073.78          1
                                       6.625          2,228.29         47
                                       6.375          2,228.29
    ALAMO            CA   94507          2            11/13/02         00
    354511669                            05           01/01/03          0
    1612500605                           O            12/01/32
    0


    8448533          X12/787             F          377,000.00         ZZ
                                         360        375,946.89          1
                                       6.375          2,351.99         77
                                       6.125          2,351.99
    SAN JOSE         CA   95117          2            11/15/02         00
    354511670                            05           01/01/03          0
    1612500607                           O            12/01/32
    0


    8448535          X12/787             F          396,000.00         ZZ
                                         360        394,946.03          1
                                       6.625          2,535.64         78
                                       6.375          2,535.64
    DALY CITY        CA   94015          2            11/15/02         00
    354511671                            05           01/01/03          0
    1612500609                           O            12/01/32
    0


    8448537          X12/787             F          358,500.00         ZZ
                                         360        357,865.65          1
                                       6.625          2,295.52         72
                                       6.375          2,295.52
    EL SORBRANTE     CA   94803          2            11/21/02         00
    354512311                            03           02/01/03          0
    1612500619                           O            01/01/33
    0


    8448539          X12/787             F          380,000.00         ZZ
                                         360        379,311.08          1
                                       6.500          2,401.86         33
                                       6.250          2,401.86
    SAN JOSE         CA   95138          2            11/21/02         00
    354512312                            03           02/01/03          0
    1612500621                           O            01/01/33
    0


    8448541          X12/787             F          355,000.00         ZZ
                                         360        354,401.80          1
                                       6.875          2,332.10         65
                                       6.625          2,332.10
1


    OAKLAND          CA   94611          5            12/12/02         00
    354511919                            05           02/01/03          0
    1612500641                           O            01/01/33
    0


    8448545          X12/787             F          417,000.00         ZZ
                                         360        416,640.97          1
                                       6.750          2,704.66         48
                                       6.500          2,704.66
    MORAGA           CA   94556          2            12/23/02         00
    354512116                            05           03/01/03          0
    1612500626                           O            02/01/33
    0


    8448547          X12/787             F          620,000.00         ZZ
                                         360        618,929.38          1
                                       6.750          4,021.31         48
                                       6.500          4,021.31
    FREMONT          CA   94539          5            11/26/02         00
    354512313                            03           02/01/03          0
    1612500640                           O            01/01/33
    0


    8448549          X12/787             F          437,714.00         ZZ
                                         360        436,976.43          1
                                       6.875          2,875.47         79
                                       6.625          2,875.47
    NEWARK           CA   94560          2            12/05/02         00
    354512061                            03           02/01/03          0
    1612500647                           O            01/01/33
    0


    8448551          X12/787             F          455,000.00         ZZ
                                         360        454,175.12          1
                                       6.500          2,875.91         57
                                       6.250          2,875.91
    FREMONT          CA   94536          2            12/05/02         00
    354512314                            03           02/01/03          0
    1612500650                           O            01/01/33
    0


    8448553          X12/787             F          390,000.00         ZZ
                                         360        389,342.82          1
                                       6.875          2,562.03         69
                                       6.625          2,562.03
    SPRECKELS        CA   93962          5            12/13/02         00
    354511920                            05           02/01/03          0
    1612500658                           O            01/01/33
    0
1




    8448555          X12/787             F          535,000.00         ZZ
                                         360        534,076.16          1
                                       6.750          3,470.00         79
                                       6.500          3,470.00
    SAN RAMON        CA   94583          2            12/06/02         00
    354511676                            03           02/01/03          0
    1612500659                           O            01/01/33
    0


    8448557          X12/787             F          420,000.00         ZZ
                                         360        419,620.31          1
                                       6.500          2,654.69         39
                                       6.250          2,654.69
    GILROY           CA   95020          5            12/24/02         00
    354512477                            05           03/01/03          0
    1612500686                           O            02/01/33
    0


    8448561          X12/787             F          705,500.00         ZZ
                                         360        700,190.76          1
                                       6.250          4,343.89         79
                                       6.000          4,343.89
    ALISO VIEJO      CA   92656          2            10/28/02         00
    354511678                            03           12/01/02          0
    1618500879                           O            11/01/32
    0


    8448573          X12/787             F          450,000.00         ZZ
                                         360        449,602.97          1
                                       6.625          2,881.40         68
                                       6.375          2,881.40
    MARIETTA         GA   30064          5            01/04/03         00
    354512523                            05           03/01/03          0
    1618501033                           O            02/01/33
    0


    8448575          X12/787             F          890,000.00         ZZ
                                         360        888,306.66          1
                                       6.250          5,479.89         53
                                       6.000          5,479.89
    JACKSON          WY   83001          2            12/12/02         00
    354512524                            03           02/01/03          0
    1618501046                           O            01/01/33
    0


    8448579          X12/787             F          403,200.00         ZZ
                                         360        402,415.33          1
1


                                       6.250          2,482.58         80
                                       6.000          2,482.58
    SALINAS          CA   93906          2            12/05/02         00
    354511683                            05           02/01/03          0
    1618501063                           O            01/01/33
    0


    8448583          X12/787             F        1,000,000.00         ZZ
                                         360        998,097.36          1
                                       6.250          6,157.18         63
                                       6.000          6,157.18
    OAKWOOD          GA   30566          2            12/12/02         00
    354511684                            03           02/01/03          0
    1618501083                           O            01/01/33
    0


    8448585          X12/787             F          614,000.00         ZZ
                                         360        612,831.78          1
                                       6.250          3,780.51         79
                                       6.000          3,780.51
    NEWARK           CA   94560          2            12/20/02         00
    354512121                            03           02/01/03          0
    1618501093                           O            01/01/33
    0


    8448587          X12/787             F          480,000.00         ZZ
                                         360        478,626.53          1
                                       6.250          2,955.45         80
                                       6.000          2,955.45
    LADERA RANCH     CA   92684          5            11/22/02         00
    354511686                            03           01/01/03          0
    1618501099                           O            12/01/32
    0


    8448589          X12/787             F          428,000.00         ZZ
                                         360        426,416.97          1
                                       6.250          2,635.27         80
                                       6.000          2,635.27
    SAN JOSE         CA   95112          1            12/19/02         00
    354511927                            03           02/01/03          0
    1618501160                           O            01/01/33
    0


    8448593          X12/787             F          480,000.00         ZZ
                                         360        479,086.73          1
                                       6.250          2,955.45         80
                                       6.000          2,955.45
    FREMONT          CA   94539          1            12/17/02         00
    354511929                            05           02/01/03          0
1


    1618501174                           O            01/01/33
    0


    8448595          X12/787             F          385,000.00         ZZ
                                         360        384,231.54          1
                                       6.000          2,308.27         34
                                       5.750          2,308.27
    SAN JOSE         CA   95120          5            12/19/02         00
    354512238                            05           02/01/03          0
    1618501175                           O            01/01/33
    0


    8448599          X12/787             F          441,700.00         ZZ
                                         360        440,818.36          1
                                       6.000          2,648.22         74
                                       5.750          2,648.22
    ROCKLIN          CA   95765          5            12/13/02         00
    354512480                            05           02/01/03          0
    1618501176                           O            01/01/33
    0


    8448601          X12/787             F          556,000.00         ZZ
                                         360        554,291.06          1
                                       5.875          3,288.95         60
                                       5.625          3,288.95
    LOS ANGELES      CA   90272          2            11/25/02         00
    354511698                            05           01/01/03          0
    1618501191                           O            12/01/32
    0


    8448603          X12/787             F          429,000.00         ZZ
                                         360        427,681.40          1
                                       5.875          2,537.70         60
                                       5.625          2,537.70
    SAN JOSE         CA   95120          2            11/21/02         00
    354511930                            05           01/01/03          0
    1618501192                           O            12/01/32
    0


    8448605          X12/787             F          649,900.00         ZZ
                                         360        648,602.81          1
                                       6.000          3,896.48         69
                                       5.750          3,896.48
    SCOTTSDALE       AZ   85259          1            12/03/02         00
    354511699                            05           02/01/03          0
    1618501193                           O            01/01/33
    0


1


    8448607          X12/787             F          379,000.00         ZZ
                                         360        377,045.38          1
                                       6.000          2,272.30         66
                                       5.750          2,272.30
    LONG BEACH       CA   90814          2            11/07/02         00
    354511700                            05           01/01/03          0
    1618501194                           O            12/01/32
    0


    8448609          X12/787             F          378,000.00         ZZ
                                         360        376,865.42          1
                                       6.000          2,266.31         55
                                       5.750          2,266.31
    SEAL BEACH       CA   90740          2            11/18/02         00
    354511701                            05           01/01/03          0
    1618501195                           O            12/01/32
    0


    8448613          X12/787             F          615,000.00         ZZ
                                         360        613,154.08          1
                                       6.000          3,687.24         59
                                       5.750          3,687.24
    GRANITE BAY      CA   95746          2            11/22/02         00
    354511702                            03           01/01/03          0
    1618501196                           O            12/01/32
    0


    8448617          X12/787             F          386,000.00         ZZ
                                         360        384,841.42          1
                                       6.000          2,314.27         80
                                       5.750          2,314.27
    SAN JOSE         CA   95135          2            11/25/02         00
    354511703                            01           01/01/03          0
    1618501197                           O            12/01/32
    0


    8448621          X12/787             F          449,600.00         ZZ
                                         360        448,250.53          1
                                       6.000          2,695.58         34
                                       5.750          2,695.58
    CALABASAS        CA   91302          2            11/13/02         00
    354511704                            03           01/01/03          0
    1618501198                           O            12/01/32
    0


    8448623          X12/787             F          395,000.00         ZZ
                                         360        393,814.40          1
                                       6.000          2,368.23         42
                                       5.750          2,368.23
1


    LOS GATOS        CA   95030          5            11/25/02         00
    354511705                            05           01/01/03          0
    1618501199                           O            12/01/32
    0


    8448625          X12/787             F          500,000.00         ZZ
                                         360        499,001.99          1
                                       6.000          2,997.76         53
                                       5.750          2,997.76
    LAKE WORTH       FL   33462          5            12/02/02         00
    354511706                            05           02/01/03          0
    1618501200                           O            01/01/33
    0


    8448629          X12/787             F          375,000.00         ZZ
                                         360        373,874.44          1
                                       6.000          2,248.32         75
                                       5.750          2,248.32
    VALENCIA         CA   91354          5            11/21/02         00
    354511997                            03           01/01/03          0
    1618501201                           O            12/01/32
    0


    8448633          X12/787             F          649,000.00         ZZ
                                         360        647,704.59          1
                                       6.000          3,891.09         52
                                       5.750          3,891.09
    SAN FRANCISCO    CA   94116          5            12/02/02         00
    354511707                            05           02/01/03          0
    1618501202                           O            01/01/33
    0


    8448635          X12/787             F          358,000.00         ZZ
                                         360        356,925.46          1
                                       6.000          2,146.40         42
                                       5.750          2,146.40
    NORMANDY PARK    WA   98166          5            11/22/02         00
    354511708                            05           01/01/03          0
    1618501203                           O            12/01/32
    0


    8448637          X12/787             F          340,000.00         ZZ
                                         360        338,977.67          1
                                       6.000          2,038.48         51
                                       5.750          2,038.48
    REDMOND          WA   98053          5            11/25/02         00
    354511709                            03           01/01/03          0
    1618501204                           O            12/01/32
    0
1




    8448639          X12/787             F          385,000.00         ZZ
                                         360        383,844.43          1
                                       6.000          2,308.27         46
                                       5.750          2,308.27
    REDWOOD CITY     CA   94061          5            11/22/02         00
    354511710                            05           01/01/03          0
    1618501205                           O            12/01/32
    0


    8448641          X12/787             F          525,000.00         ZZ
                                         360        523,461.36          1
                                       6.125          3,189.96         55
                                       5.875          3,189.96
    MILL VALLEY      CA   94941          2            11/20/02         00
    354511711                            05           01/01/03          0
    1618501206                           O            12/01/32
    0


    8448643          X12/787             F          550,000.00         ZZ
                                         360        548,924.09          1
                                       6.125          3,341.86         57
                                       5.875          3,341.86
    PHOENIX          AZ   85022          2            11/27/02         00
    354511713                            05           02/01/03          0
    1618501208                           O            01/01/33
    0


    8448645          X12/787             F          568,000.00         ZZ
                                         360        566,335.35          1
                                       6.125          3,451.23         65
                                       5.875          3,451.23
    NAPA             CA   94559          2            11/24/02         00
    354511714                            05           01/01/03          0
    1618501209                           O            12/01/32
    0


    8448647          X12/787             F          324,000.00         ZZ
                                         360        323,050.44          1
                                       6.125          1,968.66         80
                                       5.875          1,968.66
    HUNTINGTON BEAC  CA   92649          5            11/21/02         00
    354511715                            05           01/01/03          0
    1618501210                           O            12/01/32
    0


    8448649          X12/787             F          423,000.00         ZZ
                                         360        421,760.28          1
1


                                       6.125          2,570.20         58
                                       5.875          2,570.20
    LOOKOUT MT       TN   37350          5            11/22/02         00
    354511716                            05           01/01/03          0
    1618501211                           O            12/01/32
    0


    8448651          X12/787             F          432,000.00         ZZ
                                         360        430,295.33          1
                                       6.125          2,624.88         60
                                       5.875          2,624.88
    BOULDER          CO   80301          5            11/26/02         00
    354511717                            05           01/01/03          0
    1618501212                           O            12/01/32
    0


    8448653          X12/787             F          585,500.00         ZZ
                                         360        583,784.06          1
                                       6.125          3,557.56         59
                                       5.875          3,557.56
    CARMEL           CA   93923          5            11/21/02         00
    354511718                            05           01/01/03          0
    1618501213                           O            12/01/32
    0


    8448655          X12/787             F          450,000.00         ZZ
                                         360        449,123.02          1
                                       6.125          2,734.25         50
                                       5.875          2,734.25
    SUNNYVALE        CA   94087          5            12/02/02         00
    354511719                            05           02/01/03          0
    1618501214                           O            01/01/33
    0


    8448657          X12/787             F          348,000.00         ZZ
                                         360        347,136.84          1
                                       6.250          2,142.70         80
                                       6.000          2,142.70
    MILPITAS         CA   95035          1            12/04/02         00
    354511720                            05           02/01/03          0
    1618501215                           O            01/01/33
    0


    8448659          X12/787             F          470,000.00         ZZ
                                         360        467,529.61          1
                                       6.250          2,893.88         68
                                       6.000          2,893.88
    BURIEN           WA   98166          5            11/22/02         00
    354511722                            05           01/01/03          0
1


    1618501217                           O            12/01/32
    0


    8448661          X12/787             F          440,000.00         ZZ
                                         360        438,740.99          1
                                       6.250          2,709.16         32
                                       6.000          2,709.16
    LA JOLLA         CA   92037          2            11/22/02         00
    354511723                            05           01/01/03          0
    1618501218                           O            12/01/32
    0


    8448663          X12/787             F          378,000.00         ZZ
                                         360        376,918.38          1
                                       6.250          2,327.42         76
                                       6.000          2,327.42
    BENICIA          CA   94510          2            11/23/02         00
    354511724                            05           01/01/03          0
    1618501219                           O            12/01/32
    0


    8448665          X12/787             F          350,000.00         ZZ
                                         360        349,334.07          1
                                       6.250          2,155.02         70
                                       6.000          2,155.02
    SONOMA           CA   95476          5            12/02/02         00
    354511726                            05           02/01/03          0
    1618501221                           O            01/01/33
    0


    8448667          X12/787             F          343,000.00         ZZ
                                         360        340,957.87          1
                                       6.250          2,111.91         59
                                       6.000          2,111.91
    DUBLIN           CA   94568          5            11/18/02         00
    354511728                            05           01/01/03          0
    1618501223                           O            12/01/32
    0


    8448669          X12/787             F          552,000.00         ZZ
                                         360        550,458.03          1
                                       6.375          3,443.77         58
                                       6.125          3,443.77
    FOSTER CITY      CA   94404          2            11/19/02         00
    354511729                            05           01/01/03          0
    1618501224                           O            12/01/32
    0


1


    8448671          X12/787             F          481,000.00         ZZ
                                         360        479,656.38          1
                                       6.375          3,000.82         65
                                       6.125          3,000.82
    LOS ANGELES      CA   90035          2            11/20/02         00
    354511731                            05           01/01/03          0
    1618501227                           O            12/01/32
    0


    8448673          X12/787             F          567,000.00         ZZ
                                         360        565,242.91          1
                                       6.375          3,537.35         75
                                       6.125          3,537.35
    SAN RAMON        CA   94583          5            11/22/02         00
    354511732                            05           01/01/03          0
    1618501228                           O            12/01/32
    0


    8448677          X12/787             F          390,000.00         ZZ
                                         360        388,910.57          1
                                       6.375          2,433.10         57
                                       6.125          2,433.10
    SAN CLEMENTE     CA   92673          5            11/26/02         00
    354511733                            03           01/01/03          0
    1618501229                           O            12/01/32
    0


    8448679          X12/787             F          517,000.00         ZZ
                                         360        515,590.26          1
                                       6.500          3,267.80         64
                                       6.250          3,267.80
    FREMONT          CA   94539          2            11/25/02         00
    354511734                            03           01/01/03          0
    1618501230                           O            12/01/32
    0


    8448681          X12/787             F          640,000.00         ZZ
                                         360        638,199.51          1
                                       6.500          4,045.24         79
                                       6.250          4,045.24
    SAN MARCOS       CA   92069          2            11/22/02         00
    354511735                            03           01/01/03          0
    1618501231                           O            12/01/32
    0


    8448683          X12/787             F          547,000.00         ZZ
                                         360        545,508.46          1
                                       6.500          3,457.42         70
                                       6.250          3,457.42
1


    LOOMIS           CA   95650          2            11/22/02         00
    354511736                            03           01/01/03          0
    1618501232                           O            12/01/32
    0


    8448685          X12/787             F          436,000.00         ZZ
                                         360        434,811.13          1
                                       6.500          2,755.82         64
                                       6.250          2,755.82
    LOS ANGELES      CA   90034          2            11/18/02         00
    354511737                            05           01/01/03          0
    1618501233                           O            12/01/32
    0


    8448687          X12/787             F          357,000.00         ZZ
                                         360        356,049.84          1
                                       6.625          2,285.92         67
                                       6.375          2,285.92
    STEVENSON RANCH  CA   91381          2            11/29/02         00
    354511738                            03           01/01/03          0
    1618501234                           O            12/01/32
    0


    8448693          X12/787             F          503,200.00         ZZ
                                         360        502,722.54          1
                                       6.250          3,098.29         80
                                       6.000          3,098.29
    PLEASANTON       CA   94566          1            12/31/02         00
    354512392                            05           03/01/03          0
    1618501238                           O            02/01/33
    0


    8448697          X12/787             F          408,800.00         ZZ
                                         360        408,040.71          1
                                       6.375          2,550.39         41
                                       6.125          2,550.39
    ORINDA           CA   94563          2            12/18/02         00
    354512240                            05           02/01/03          0
    1618501239                           O            01/01/33
    0


    8448699          X12/787             F          470,700.00         ZZ
                                         360        469,737.85          1
                                       5.875          2,784.37         90
                                       5.625          2,784.37
    LOS ANGELES      CA   90025          1            12/18/02         10
    354512481                            05           02/01/03         25
    1618501241                           O            01/01/33
    0
1




    8448701          X12/787             F          333,000.00         ZZ
                                         360        332,684.03          1
                                       6.250          2,050.34         80
                                       6.000          2,050.34
    CASTRO VALLEY    CA   94546          2            01/07/03         00
    354512528                            05           03/01/03          0
    1618501242                           O            02/01/33
    0


    8448703          X12/787             F          528,000.00         ZZ
                                         360        526,946.11          1
                                       6.000          3,165.63         80
                                       5.750          3,165.63
    ROWLAND HEIGHTS  CA   91748          2            12/16/02         00
    354512241                            05           02/01/03          0
    1618501247                           O            01/01/33
    0


    8448705          X12/787             F          351,800.00         ZZ
                                         360        351,177.51          1
                                       6.625          2,252.62         70
                                       6.375          2,252.62
    MILPITAS         CA   95035          2            12/18/02         00
    354512482                            05           02/01/03          0
    1618501252                           O            01/01/33
    0


    8448707          X12/787             F          400,000.00         ZZ
                                         360        399,592.17          1
                                       5.875          2,366.16         71
                                       5.625          2,366.16
    HAYWARD          CA   94544          2            01/03/03         00
    354512483                            03           03/01/03          0
    1618501285                           O            02/01/33
    0


    8448709          X12/787             F          337,000.00         ZZ
                                         360        336,358.81          1
                                       6.250          2,074.97         77
                                       6.000          2,074.97
    SAN JOSE         CA   95123          2            12/26/02         00
    354512127                            05           02/01/03          0
    1618501291                           O            01/01/33
    0


    8448711          X12/787             F          340,000.00         ZZ
                                         360        339,337.39          1
1


                                       6.125          2,065.88         56
                                       5.875          2,065.88
    SMITHTOWN        NY   11787          5            12/06/02         00
    354511742                            05           02/01/03          0
    1620400060                           O            01/01/33
    0


    8448713          X12/787             F          385,000.00         ZZ
                                         360        384,302.01          1
                                       6.500          2,433.47         44
                                       6.250          2,433.47
    LARCHMONT        NY   10538          2            12/11/02         00
    354512395                            05           02/01/03          0
    1620400084                           O            01/01/33
    0


    8448715          X12/787             F          358,000.00         ZZ
                                         360        356,975.62          1
                                       6.250          2,204.27         77
                                       6.000          2,204.27
    CORONA           CA   92882          2            11/12/02         00
    354510269                            03           01/01/03          0
    1622100130                           O            12/01/32
    0


    8448719          X12/787             F          630,000.00         ZZ
                                         360        628,109.06          1
                                       6.000          3,777.17         71
                                       5.750          3,777.17
    LA CANADA FLINT  CA   91011          5            11/07/02         00
    354512072                            05           01/01/03          0
    1622100131                           O            12/01/32
    0


    8448721          X12/787             F          400,000.00         ZZ
                                         360        398,855.45          1
                                       6.250          2,462.87         70
                                       6.000          2,462.87
    LAKE FOREST      CA   92630          5            11/25/02         00
    354512073                            03           01/01/03          0
    1622100136                           O            12/01/32
    0


    8448723          X12/787             F          500,000.00         ZZ
                                         360        499,002.01          1
                                       6.000          2,997.75         70
                                       5.750          2,997.75
    SAN CLEMENTE     CA   92673          5            12/09/02         00
    354512398                            03           02/01/03          0
1


    1622100148                           O            01/01/33
    0


    8448731          X12/787             F          488,000.00         ZZ
                                         360        487,002.50          1
                                       5.875          2,886.70         80
                                       5.625          2,886.70
    SANTA ANA        CA   92705          1            12/13/02         00
    354512131                            05           02/01/03          0
    1622100157                           O            01/01/33
    0


    8448735          X12/787             F          369,600.00         ZZ
                                         360        369,240.77          1
                                       6.125          2,245.73         80
                                       5.875          2,245.73
    SAN JOSE         CA   95131          1            01/09/03         00
    354512443                            03           03/01/03          0
    1622100168                           O            02/01/33
    0


    8448737          X12/787             F          337,000.00         ZZ
                                         360        336,374.08          1
                                       6.375          2,102.44         83
                                       6.125          2,102.44
    STATEN ISLAND    NY   10302          2            12/10/02         01
    354511498                            05           02/01/03         25
    1622200830                           O            01/01/33
    0


    8448741          X12/787             F          380,000.00         ZZ
                                         360        379,294.21          1
                                       6.375          2,370.71         46
                                       6.125          2,370.71
    FALLS CHURCH     VA   22043          2            12/30/02         00
    354512485                            03           02/01/03          0
    1622200831                           O            01/01/33
    0


    8448743          X12/787             F          600,000.00         ZZ
                                         360        598,858.43          1
                                       6.250          3,694.30         54
                                       6.000          3,694.30
    WAYNE            NJ   07470          2            12/23/02         00
    354511932                            05           02/01/03          0
    1622200835                           O            01/01/33
    0


1


    8448745          X12/787             F          382,000.00         ZZ
                                         360        381,628.72          1
                                       6.125          2,321.07         66
                                       5.875          2,321.07
    WAKEFIELD        MA   01880          5            01/03/03         00
    354512401                            05           03/01/03          0
    1622200873                           O            02/01/33
    0


    8448747          X12/787             F          353,188.00         ZZ
                                         360        345,000.00          1
                                       6.375          2,203.43         65
                                       6.125          2,203.43
    RANCHO CUCAMONG  CA   91737          2            11/20/02         00
    354510574                            05           01/01/03          0
    1622300069                           O            12/01/32
    0


    8448749          X12/787             F          395,000.00         ZZ
                                         360        391,289.60          1
                                       6.000          2,368.22         79
                                       5.750          2,368.22
    UPLAND           CA   91784          2            12/10/02         00
    354511637                            05           02/01/03          0
    1622300104                           O            01/01/33
    0


    8448751          X12/787             F          608,000.00         ZZ
                                         360        606,815.11          1
                                       6.125          3,694.27         79
                                       5.875          3,694.27
    RANCHO CUCAMONG  CA   91737          5            12/10/02         00
    354512000                            05           02/01/03          0
    1622300115                           O            01/01/33
    0


    8448753          X12/787             F          350,100.00         ZZ
                                         360        349,767.81          1
                                       6.250          2,155.63         90
                                       6.000          2,155.63
    CORONA           CA   92880          1            01/09/03         10
    354512402                            05           03/01/03         25
    1622300131                           O            02/01/33
    0


    8448755          X12/787             F          600,000.00         ZZ
                                         360        598,938.34          1
                                       6.625          3,841.87         70
                                       6.375          3,841.87
1


    WILMETTE         IL   60091          2            12/10/02         00
    354512001                            05           02/01/03          0
    1622900311                           O            01/01/33
    0


    8448759          X12/787             F          465,000.00         ZZ
                                         360        464,177.21          1
                                       6.625          2,977.45         75
                                       6.375          2,977.45
    VERNON HILLS     IL   60061          2            12/31/02         00
    354512075                            05           02/01/03          0
    1622900324                           O            01/01/33
    0


    8448763          X12/787             F          600,000.00         ZZ
                                         360        598,830.68          1
                                       6.125          3,645.67         50
                                       5.875          3,645.67
    NORTHBROOK       IL   60062          2            12/26/02         00
    354511937                            05           02/01/03          0
    1622900377                           O            01/01/33
    0


    8448765          X12/787             F          334,000.00         ZZ
                                         360        333,349.08          1
                                       6.125          2,029.42         57
                                       5.875          2,029.42
    CYPRESS          CA   90630          2            12/16/02         00
    354512076                            05           02/01/03          0
    1623404186                           O            01/01/33
    0


    8448767          X12/787             F          364,000.00         ZZ
                                         360        362,933.23          1
                                       6.125          2,211.70         62
                                       5.875          2,211.70
    SANTA ANA        CA   92705          5            11/20/02         00
    354511639                            05           01/01/03          0
    1623406344                           O            12/01/32
    0


    8448769          X12/787             F          544,500.00         ZZ
                                         360        543,360.30          1
                                       5.750          3,177.55         75
                                       5.500          3,177.55
    SANTA ANA        CA   92705          5            12/19/02         00
    354512134                            03           02/01/03          0
    1623406375                           O            01/01/33
    0
1




    8448771          X12/787             F          423,950.00         ZZ
                                         360        423,143.39          1
                                       6.250          2,610.33         66
                                       6.000          2,610.33
    IRVINE           CA   92602          2            12/01/02         00
    354511432                            03           02/01/03          0
    1623406402                           O            01/01/33
    0


    8448811          X12/787             F          558,500.00         ZZ
                                         360        557,339.55          1
                                       6.250          3,438.78         51
                                       6.000          3,438.78
    BEVERLY HILLS    CA   90211          2            12/03/02         00
    354511176                            05           02/01/03          0
    1623406406                           O            01/01/33
    0


    8448813          X12/787             F          610,000.00         ZZ
                                         360        608,782.44          1
                                       6.000          3,657.26         79
                                       5.750          3,657.26
    SAN FRANCISCO    CA   94114          2            12/01/02         00
    354512003                            05           02/01/03          0
    1623406428                           O            01/01/33
    0


    8448815          X12/787             F          348,000.00         ZZ
                                         360        347,305.39          1
                                       6.000          2,086.44         80
                                       5.750          2,086.44
    CARLSBAD         CA   92009          2            12/13/02         00
    354512135                            05           02/01/03          0
    1623406429                           O            01/01/33
    0


    8448817          X12/787             F          407,600.00         ZZ
                                         360        406,786.43          1
                                       6.000          2,443.77         79
                                       5.750          2,443.77
    SAUGUS           CA   91390          2            12/09/02         00
    354512317                            03           02/01/03          0
    1623406431                           O            01/01/33
    0


    8448819          X12/787             F          440,000.00         ZZ
                                         360        439,142.50          1
1


                                       6.125          2,673.49         62
                                       5.875          2,673.49
    WINCHESTER       MA   01890          2            12/16/02         00
    354512247                            05           02/01/03          0
    1623406438                           O            01/01/33
    0


    8448823          X12/787             F          410,000.00         ZZ
                                         360        409,200.98          1
                                       6.125          2,491.20         62
                                       5.875          2,491.20
    WESTLAKE VILLAG  CA   91361          2            12/11/02         00
    354512318                            03           02/01/03          0
    1623406442                           O            01/01/33
    0


    8448825          X12/787             F          346,000.00         ZZ
                                         360        345,325.71          1
                                       6.125          2,102.33         73
                                       5.875          2,102.33
    LOS ANGELES      CA   90019          5            12/13/02         00
    354512319                            05           02/01/03          0
    1623406443                           O            01/01/33
    0


    8448827          X12/787             F          650,000.00         ZZ
                                         360        648,733.25          1
                                       6.125          3,949.47         65
                                       5.875          3,949.47
    EL CERRITO       CA   94530          2            12/13/02         00
    354512320                            05           02/01/03          0
    1623406444                           O            01/01/33
    0


    8448829          X12/787             F          365,000.00         ZZ
                                         360        364,199.15          1
                                       5.500          2,072.43         67
                                       5.250          2,072.43
    HUNTINGTON BEAC  CA   92649          5            12/19/02         00
    354512187                            03           02/01/03          0
    1623406447                           O            01/01/33
    0


    8448833          X12/787             F          540,000.00         ZZ
                                         360        538,922.17          1
                                       6.000          3,237.57         42
                                       5.750          3,237.57
    GILROY           CA   95020          5            12/27/02         00
    354512321                            05           02/01/03          0
1


    1623406450                           O            01/01/33
    0


    8448835          X12/787             F          438,000.00         ZZ
                                         360        437,104.69          1
                                       5.875          2,590.94         68
                                       5.625          2,590.94
    LA CANADA FLINT  CA   91011          2            12/30/02         00
    354512486                            05           02/01/03          0
    1623406452                           O            01/01/33
    0


    8448839          X12/787             F          356,000.00         ZZ
                                         360        355,272.32          1
                                       5.875          2,105.87         70
                                       5.625          2,105.87
    BURBANK          CA   91504          2            12/20/02         00
    354512322                            05           02/01/03          0
    1623406453                           O            01/01/33
    0


    8448841          X12/787             F          465,000.00         ZZ
                                         360        464,537.09          1
                                       6.000          2,787.91         70
                                       5.750          2,787.91
    YORBA LINDA      CA   92886          5            01/03/03         00
    354512188                            03           03/01/03          0
    1623406463                           O            02/01/33
    0


    8448843          X12/787             F          354,000.00         ZZ
                                         360        353,147.59          1
                                       6.000          2,122.41         49
                                       5.750          2,122.41
    SAN RAMON        CA   94583          2            01/01/03         00
    354512286                            05           03/01/03          0
    1623406465                           O            02/01/33
    0


    8448845          X12/787             F          450,000.00         ZZ
                                         360        449,530.17          1
                                       5.750          2,626.08         57
                                       5.500          2,626.08
    NEWTON           MA   02460          2            01/13/03         00
    354512488                            05           03/01/03          0
    1623406491                           O            02/01/33
    0


1


    8448847          X12/787             F          384,000.00         ZZ
                                         360        383,251.66          1
                                       6.125          2,333.22         80
                                       5.875          2,333.22
    CHARLOTTE        NC   28211          2            12/24/02         00
    354512189                            05           02/01/03          0
    1624100101                           O            01/01/33
    0


    8448849          X12/787             F          588,000.00         ZZ
                                         360        585,810.84          1
                                       6.250          3,620.42         80
                                       6.000          3,620.42
    WAXHAW           NC   28173          2            12/10/02         00
    354511853                            05           02/01/03          0
    1624100144                           O            01/01/33
    0


    8448853          X12/787             F          328,000.00         ZZ
                                         360        327,375.94          1
                                       6.250          2,019.55         80
                                       6.000          2,019.55
    MOORESVILLE      NC   28117          2            12/13/02         00
    354511754                            03           02/01/03          0
    1624100147                           O            01/01/33
    0


    8448855          X12/787             F          344,000.00         ZZ
                                         360        343,329.60          1
                                       6.125          2,090.18         79
                                       5.875          2,090.18
    CHARLOTTE        NC   28203          2            12/09/02         00
    354511640                            05           02/01/03          0
    1624100154                           O            01/01/33
    0


    8448859          X12/787             F          371,500.00         ZZ
                                         360        370,793.18          1
                                       6.250          2,287.39         73
                                       6.000          2,287.39
    CHARLOTTE        NC   28209          2            12/24/02         00
    354511855                            05           02/01/03          0
    1624100159                           O            01/01/33
    0


    8448861          X12/787             F          360,000.00         ZZ
                                         360        359,298.41          1
                                       6.125          2,187.40         80
                                       5.875          2,187.40
1


    OAKTON           VA   22124          1            12/20/02         00
    354512288                            05           02/01/03          0
    1624400095                           O            01/01/33
    0


    8448863          X12/787             F          349,000.00         ZZ
                                         360        348,335.99          1
                                       6.250          2,148.85         40
                                       6.000          2,148.85
    VIENNA           VA   22182          2            12/05/02         00
    354511756                            03           02/01/03          0
    1624400097                           O            01/01/33
    0


    8448865          X12/787             F          620,000.00         ZZ
                                         360        618,820.37          1
                                       6.250          3,817.45         80
                                       6.000          3,817.45
    OAKTON           VA   22124          1            12/23/02         00
    354512005                            03           02/01/03          0
    1624400098                           O            01/01/33
    0


    8448867          X12/787             F          381,000.00         ZZ
                                         360        379,084.49          1
                                       6.000          2,284.29         33
                                       5.750          2,284.29
    GREAT FALLS      VA   22066          2            09/16/02         00
    354508242                            05           11/01/02          0
    1624700283                           O            10/01/32
    0


    8448869          X12/787             F          457,000.00         ZZ
                                         360        456,130.50          1
                                       6.250          2,813.83         79
                                       6.000          2,813.83
    WASHINGTON       DC   20003          2            12/10/02         00
    354511856                            05           02/01/03          0
    1624700368                           O            01/01/33
    0


    8448871          X12/787             F          400,000.00         ZZ
                                         360        399,238.95          1
                                       6.250          2,462.87         80
                                       6.000          2,462.87
    ALEXANDRIA       VA   22307          1            12/20/02         00
    354511585                            05           02/01/03          0
    1624700370                           O            01/01/33
    0
1




    8448873          X12/787             F          390,200.00         ZZ
                                         360        389,439.56          1
                                       6.125          2,370.90         68
                                       5.875          2,370.90
    SAN DIEGO        CA   92130          2            12/26/02         00
    354512007                            03           02/01/03          0
    1624700372                           O            01/01/33
    0


    8448875          X12/787             F          608,000.00         ZZ
                                         360        606,729.81          1
                                       6.125          3,694.27         80
                                       5.875          3,694.27
    PARKER           CO   80134          2            12/11/02         00
    354512080                            03           02/01/03          0
    1625100399                           O            01/01/33
    0


    8448879          X12/787             F          385,000.00         ZZ
                                         360        384,351.25          1
                                       6.875          2,529.18         64
                                       6.625          2,529.18
    DALY CITY        CA   94015          5            12/12/02         00
    354512193                            05           02/01/03          0
    1625100917                           O            01/01/33
    0


    8448881          X12/787             F          520,000.00         ZZ
                                         360        518,058.07          1
                                       6.375          3,244.13         80
                                       6.125          3,244.13
    ARLINGTON        VA   22207          1            10/08/02         00
    354512289                            05           12/01/02          0
    1625101027                           O            11/01/32
    0


    8448883          X12/787             F          435,000.00         ZZ
                                         360        433,842.26          1
                                       6.625          2,785.35         69
                                       6.375          2,785.35
    MOKENA           IL   60448          4            11/08/02         00
    354512142                            05           01/01/03          0
    1625101165                           O            12/01/32
    0


    8448885          X12/787             F          450,000.00         ZZ
                                         360        448,772.95          1
1


                                       6.500          2,844.31         70
                                       6.250          2,844.31
    APTOS            CA   95003          5            11/06/02         00
    354512082                            05           01/01/03          0
    1625101190                           O            12/01/32
    0


    8448887          X12/787             F          444,750.00         ZZ
                                         360        443,446.55          1
                                       6.125          2,702.35         75
                                       5.875          2,702.35
    SAN JOSE         CA   95124          5            11/26/02         00
    354512196                            05           01/01/03          0
    1625101217                           O            12/01/32
    0


    8448889          X12/787             F          393,750.00         ZZ
                                         360        392,676.33          1
                                       6.500          2,488.77         75
                                       6.250          2,488.77
    SAN JOSE         CA   95148          5            11/05/02         00
    354511759                            05           01/01/03          0
    1625101225                           O            12/01/32
    0


    8448891          X12/787             F          503,000.00         ZZ
                                         360        501,525.82          1
                                       6.125          3,056.29         67
                                       5.875          3,056.29
    OAKTON           VA   22124          5            11/25/02         00
    354511857                            05           01/01/03          0
    1625101237                           O            12/01/32
    0


    8448893          X12/787             F          352,000.00         ZZ
                                         360        351,673.97          1
                                       6.375          2,196.03         80
                                       6.125          2,196.03
    PLEASANT GROVE   UT   84062          2            01/02/03         00
    354512405                            05           03/01/03          0
    1625101246                           O            02/01/33
    0


    8448895          X12/787             F          473,500.00         ZZ
                                         360        472,577.21          1
                                       6.125          2,877.04         79
                                       5.875          2,877.04
    LONG BEACH       CA   90803          2            12/11/02         00
    354512011                            05           02/01/03          0
1


    1625101251                           O            01/01/33
    0


    8448897          X12/787             F          548,000.00         ZZ
                                         360        546,957.37          1
                                       6.250          3,374.13         68
                                       6.000          3,374.13
    CUPERTINO        CA   95014          2            12/04/02         00
    354511762                            05           02/01/03          0
    1625101274                           O            01/01/33
    0


    8448903          X12/787             F          376,000.00         ZZ
                                         360        375,249.51          1
                                       6.000          2,254.31         21
                                       5.750          2,254.31
    ORINDA           CA   94563          2            12/25/02         00
    354512198                            05           02/01/03          0
    1625101279                           O            01/01/33
    0


    8448907          X12/787             F          418,000.00         ZZ
                                         360        417,223.64          1
                                       6.375          2,607.78         80
                                       6.125          2,607.78
    SCOTTSDALE       AZ   85255          2            12/06/02         00
    354511942                            03           02/01/03          0
    1625101282                           O            01/01/33
    0


    8448911          X12/787             F          340,000.00         ZZ
                                         360        339,072.88          1
                                       6.500          2,149.04         80
                                       6.250          2,149.04
    SNOHOMISH        WA   98296          1            11/16/02         00
    354512291                            05           01/01/03          0
    1625101285                           O            12/01/32
    0


    8448913          X12/787             F          459,000.00         ZZ
                                         360        458,061.77          1
                                       5.875          2,715.16         72
                                       5.625          2,715.16
    LONG BEACH       CA   90802          2            12/18/02         00
    354511943                            01           02/01/03          0
    1625101296                           O            01/01/33
    0


1


    8448915          X12/787             F          420,000.00         ZZ
                                         360        419,181.48          1
                                       6.125          2,551.97         74
                                       5.875          2,551.97
    SANTA FE         NM   87505          2            12/18/02         00
    354511763                            05           02/01/03          0
    1625101298                           O            01/01/33
    0


    8448917          X12/787             F          450,000.00         ZZ
                                         360        449,573.02          1
                                       6.250          2,770.73         77
                                       6.000          2,770.73
    GILROY           CA   95020          2            01/02/03         00
    354512539                            05           03/01/03          0
    1625101326                           O            02/01/33
    0


    8448919          X12/787             F          435,000.00         ZZ
                                         360        434,597.11          1
                                       6.375          2,713.83         73
                                       6.125          2,713.83
    REDWOOD CITY     CA   94062          5            01/03/03         00
    354512448                            05           03/01/03          0
    1625101348                           O            02/01/33
    0


    8448925          X12/787             F          385,600.00         ZZ
                                         360        384,934.15          1
                                       6.750          2,500.99         80
                                       6.500          2,500.99
    VACAVILLE        CA   95687          1            11/26/02         00
    354512013                            05           02/01/03          0
    1625101378                           O            01/01/33
    0


    8448927          X12/787             F          382,000.00         ZZ
                                         360        381,273.20          1
                                       6.250          2,352.04         80
                                       6.000          2,352.04
    SAN JOSE         CA   95133          1            12/17/02         00
    354512449                            03           02/01/03          0
    1625101390                           O            01/01/33
    0


    8448929          X12/787             F          371,000.00         T
                                         360        370,390.00          1
                                       7.000          2,468.28         67
                                       6.750          2,468.28
1


    OCEAN CITY       MD   21842          5            12/20/02         00
    354511946                            01           02/01/03          0
    1625101391                           O            01/01/33
    0


    8448931          X12/787             F          396,200.00         ZZ
                                         360        395,498.95          1
                                       6.625          2,536.91         80
                                       6.375          2,536.91
    PACIFICA         CA   94044          1            11/26/02         00
    354511947                            05           02/01/03          0
    1625101396                           O            01/01/33
    0


    8448933          X12/787             F          400,000.00         ZZ
                                         360        398,827.72          1
                                       6.125          2,430.44         62
                                       5.875          2,430.44
    TUSCALOOSA       AL   35406          1            11/26/02         00
    354511948                            05           01/01/03          0
    1625101398                           O            12/01/32
    0


    8448935          X12/787             F          328,000.00         ZZ
                                         360        327,390.81          1
                                       6.375          2,046.29         80
                                       6.125          2,046.29
    BRENTWOOD        CA   94513          5            12/02/02         00
    354512450                            05           02/01/03          0
    1625101403                           O            01/01/33
    0


    8448937          X12/787             F          360,000.00         ZZ
                                         360        359,347.36          1
                                       6.500          2,275.44         71
                                       6.250          2,275.44
    BEN LOMOND       CA   95005          5            12/13/02         00
    354511949                            05           02/01/03          0
    1625101408                           O            01/01/33
    0


    8448939          X12/787             F          358,000.00         ZZ
                                         360        357,268.21          1
                                       5.875          2,117.71         73
                                       5.625          2,117.71
    DAVIDSONVILLE    MD   21035          2            12/12/02         00
    354511765                            03           02/01/03          0
    1625101414                           O            01/01/33
    0
1




    8448941          X12/787             F          380,000.00         ZZ
                                         360        379,311.08          1
                                       6.500          2,401.86         58
                                       6.250          2,401.86
    SALINAS          CA   93908          5            12/12/02         00
    354512199                            05           02/01/03          0
    1625101415                           O            01/01/33
    0


    8448943          X12/787             F          429,000.00         ZZ
                                         360        428,203.19          1
                                       6.375          2,676.41         65
                                       6.125          2,676.41
    SANTA FE         NM   87505          5            12/16/02         00
    354512540                            05           02/01/03          0
    1625101418                           O            01/01/33
    0


    8448945          X12/787             F          381,150.00         ZZ
                                         360        380,442.08          1
                                       6.375          2,377.88         80
                                       6.125          2,377.88
    SCOTTS VALLEY    CA   95066          1            12/26/02         00
    354512451                            05           02/01/03          0
    1625101421                           O            01/01/33
    0


    8448947          X12/787             F          395,000.00         ZZ
                                         360        394,173.20          1
                                       5.750          2,305.12         65
                                       5.500          2,305.12
    SEATTLE          WA   98136          2            12/20/02         00
    354512294                            05           02/01/03          0
    1625101422                           O            01/01/33
    0


    8448949          X12/787             F          452,000.00         ZZ
                                         360        451,219.47          1
                                       6.750          2,931.67         80
                                       6.500          2,931.67
    ATLANTA          GA   30327          5            12/17/02         00
    354512014                            05           02/01/03          0
    1625101425                           O            01/01/33
    0


    8448953          X12/787             F          399,000.00         ZZ
                                         360        398,203.59          1
1


                                       6.000          2,392.21         69
                                       5.750          2,392.21
    SAN DIEGO        CA   92106          5            12/19/02         00
    354512541                            05           02/01/03          0
    1625101435                           O            01/01/33
    0


    8448955          X12/787             F          368,000.00         ZZ
                                         360        367,299.84          1
                                       6.250          2,265.84         80
                                       6.000          2,265.84
    PARK RIDGE       IL   60068          5            12/20/02         00
    354512015                            05           02/01/03          0
    1625101439                           O            01/01/33
    0


    8448961          X12/787             F          400,000.00         ZZ
                                         360        399,620.46          1
                                       6.250          2,462.87         80
                                       6.000          2,462.87
    BONITA SPRINGS   FL   34134          1            01/14/03         00
    354512542                            03           03/01/03          0
    1625101448                           O            02/01/33
    0


    8448963          X12/787             F          364,000.00         ZZ
                                         360        363,307.44          1
                                       6.250          2,241.21         76
                                       6.000          2,241.21
    GURNEE           IL   60031          2            12/20/02         00
    354511591                            03           02/01/03          0
    1625200057                           O            01/01/33
    0


    8448965          X12/787             F          444,000.00         ZZ
                                         360        443,155.25          1
                                       6.250          2,733.78         74
                                       6.000          2,733.78
    CLARENDON HILLS  IL   60514          2            12/23/02         00
    354511951                            05           02/01/03          0
    1625200060                           O            01/01/33
    0


    8448967          X12/787             F          560,000.00         ZZ
                                         360        558,152.71          1
                                       5.500          3,179.62         70
                                       5.250          3,179.62
    DANVILLE         CA   94526          2            11/27/02         00
    354511767                            03           01/01/03          0
1


    1625400138                           O            12/01/32
    0


    8448969          X12/787             F          340,000.00         ZZ
                                         360        339,253.98          1
                                       5.500          1,930.49         80
                                       5.250          1,930.49
    MORRISTOWN       NJ   07960          1            12/16/02         00
    354511768                            05           02/01/03          0
    1625400139                           O            01/01/33
    0


    8448971          X12/787             F          370,000.00         ZZ
                                         360        369,188.17          1
                                       5.500          2,100.82         89
                                       5.250          2,100.82
    SAN LEANDRO      CA   94578          1            12/09/02         11
    354511769                            05           02/01/03         25
    1625400140                           O            01/01/33
    0


    8448973          X12/787             F          412,000.00         ZZ
                                         360        407,299.20          1
                                       5.625          2,371.71         66
                                       5.375          2,371.71
    VIRGINIA BEACH   VA   23454          5            12/06/02         00
    354511770                            05           02/01/03          0
    1625400141                           O            01/01/33
    0


    8448975          X12/787             F          330,000.00         ZZ
                                         360        329,292.76          1
                                       5.625          1,899.67         63
                                       5.375          1,899.67
    MOUNTAIN VIEW    CA   94043          5            12/04/02         00
    354511771                            03           02/01/03          0
    1625400142                           O            01/01/33
    0


    8448977          X12/787             F          420,000.00         ZZ
                                         360        419,099.52          1
                                       5.625          2,417.76         56
                                       5.375          2,417.76
    CAMPBELL         CA   95008          5            12/06/02         00
    354511772                            05           02/01/03          0
    1625400143                           O            01/01/33
    0


1


    8448979          X12/787             F          408,000.00         ZZ
                                         360        407,146.00          1
                                       5.750          2,380.98         80
                                       5.500          2,380.98
    HAMPTON          NJ   08827          1            12/04/02         00
    354511773                            05           02/01/03          0
    1625400144                           O            01/01/33
    0


    8448981          X12/787             F          470,000.00         ZZ
                                         360        468,520.78          1
                                       5.750          2,742.80         70
                                       5.500          2,742.80
    GRASS VALLEY     CA   95945          1            11/26/02         00
    354512326                            05           01/01/03          0
    1625400145                           O            12/01/32
    0


    8448983          X12/787             F          375,000.00         ZZ
                                         360        374,233.47          1
                                       5.875          2,218.27         62
                                       5.625          2,218.27
    FLEMINGTON       NJ   08822          1            12/04/02         00
    354511774                            05           02/01/03          0
    1625400147                           O            01/01/33
    0


    8448985          X12/787             F          580,000.00         ZZ
                                         360        578,217.29          1
                                       5.875          3,430.92         52
                                       5.625          3,430.92
    SAN FRANCISCO    CA   94127          1            11/27/02         00
    354511775                            05           01/01/03          0
    1625400148                           O            12/01/32
    0


    8448987          X12/787             F          480,000.00         ZZ
                                         360        479,018.82          1
                                       5.875          2,839.39         66
                                       5.625          2,839.39
    SAN JOSE         CA   95128          1            12/11/02         00
    354511776                            05           02/01/03          0
    1625400149                           O            01/01/33
    0


    8448989          X12/787             F          383,350.00         ZZ
                                         360        382,566.38          1
                                       5.875          2,267.67         80
                                       5.625          2,267.67
1


    CAMARILLO        CA   93012          1            12/04/02         00
    354511777                            03           02/01/03          0
    1625400150                           O            01/01/33
    0


    8448991          X12/787             F          480,000.00         ZZ
                                         360        478,559.27          1
                                       6.000          2,877.85         80
                                       5.750          2,877.85
    SNOQUALMIE       WA   98065          2            11/27/02         00
    354511778                            03           01/01/03          0
    1625400151                           O            12/01/32
    0


    8448993          X12/787             F          405,000.00         ZZ
                                         360        404,191.62          1
                                       6.000          2,428.18         75
                                       5.750          2,428.18
    SUNNYVALE        CA   94087          1            12/05/02         00
    354511779                            05           02/01/03          0
    1625400152                           O            01/01/33
    0


    8448997          X12/787             F          650,000.00         ZZ
                                         360        648,702.60          1
                                       6.000          3,897.08         77
                                       5.750          3,897.08
    SCARSDALE        NY   10583          1            12/16/02         00
    354511780                            05           02/01/03          0
    1625400153                           O            01/01/33
    0


    8448999          X12/787             F          500,000.00         ZZ
                                         360        498,499.24          1
                                       6.000          2,997.76         49
                                       5.750          2,997.76
    PALO ALTO        CA   94303          5            11/26/02         00
    354511781                            05           01/01/03          0
    1625400154                           O            12/01/32
    0


    8449005          X12/787             F          429,998.00         ZZ
                                         360        429,139.72          1
                                       6.000          2,578.06         71
                                       5.750          2,578.06
    JACKSONVILLE     FL   32225          1            12/04/02         00
    354511782                            03           02/01/03          0
    1625400155                           O            01/01/33
    0
1




    8449009          X12/787             F          488,000.00         ZZ
                                         360        487,025.95          1
                                       6.000          2,925.81         80
                                       5.750          2,925.81
    LUMBERVILLE      PA   18933          1            12/10/02         00
    354511783                            05           02/01/03          0
    1625400156                           O            01/01/33
    0


    8449011          X12/787             F          451,500.00         ZZ
                                         360        450,144.80          1
                                       6.000          2,706.98         75
                                       5.750          2,706.98
    GLENDALE         CA   91202          2            11/22/02         00
    354511784                            05           01/01/03          0
    1625400157                           O            12/01/32
    0


    8449013          X12/787             F          340,000.00         ZZ
                                         360        339,321.35          1
                                       6.000          2,038.48         80
                                       5.750          2,038.48
    SAN LEANDRO      CA   94579          1            12/09/02         00
    354511785                            01           02/01/03          0
    1625400158                           O            01/01/33
    0


    8449017          X12/787             F          472,800.00         ZZ
                                         360        471,856.29          1
                                       6.000          2,834.68         80
                                       5.750          2,834.68
    SAN DIMAS        CA   91773          1            12/05/02         00
    354511786                            05           02/01/03          0
    1625400159                           O            01/01/33
    0


    8449019          X12/787             F          476,000.00         ZZ
                                         360        475,049.89          1
                                       6.000          2,853.87         80
                                       5.750          2,853.87
    FREMONT          CA   94539          1            12/04/02         00
    354511787                            05           02/01/03          0
    1625400160                           O            01/01/33
    0


    8449093          X12/787             F          410,000.00         ZZ
                                         360        408,998.57          1
1


                                       6.000          2,458.16         56
                                       5.750          2,458.16
    GOLETA           CA   93117          5            12/05/02         00
    354511788                            05           02/01/03          0
    1625400161                           O            01/01/33
    0


    8449095          X12/787             F          520,000.00         ZZ
                                         360        518,962.07          1
                                       6.000          3,117.67         63
                                       5.750          3,117.67
    REDONDO BEACH    CA   90277          1            12/04/02         00
    354511789                            05           02/01/03          0
    1625400162                           O            01/01/33
    0


    8449097          X12/787             F          408,000.00         ZZ
                                         360        406,804.24          1
                                       6.125          2,479.06         49
                                       5.875          2,479.06
    REDWOOD CITY     CA   94061          2            11/21/02         00
    354511790                            05           01/01/03          0
    1625400163                           O            12/01/32
    0


    8449099          X12/787             F          500,000.00         ZZ
                                         360        498,472.35          1
                                       6.125          3,038.06         46
                                       5.875          3,038.06
    MORAGA           CA   94556          2            11/29/02         00
    354511791                            05           01/01/03          0
    1625400164                           O            12/01/32
    0


    8449103          X12/787             F          400,000.00         ZZ
                                         360        399,220.45          1
                                       6.125          2,430.45         48
                                       5.875          2,430.45
    TULSA            OK   74105          1            12/10/02         00
    354511792                            05           02/01/03          0
    1625400165                           O            01/01/33
    0


    8449109          X12/787             F          568,000.00         ZZ
                                         360        566,893.06          1
                                       6.125          3,451.23         69
                                       5.875          3,451.23
    FOSTER CITY      CA   94404          2            12/10/02         00
    354511793                            05           02/01/03          0
1


    1625400166                           O            01/01/33
    0


    8449111          X12/787             F          470,400.00         ZZ
                                         360        469,483.27          1
                                       6.125          2,858.20         80
                                       5.875          2,858.20
    ROCKVILLE        MD   20850          1            12/09/02         00
    354511794                            03           02/01/03          0
    1625400167                           O            01/01/33
    0


    8449113          X12/787             F          369,920.00         ZZ
                                         360        368,597.54          1
                                       6.125          2,247.68         80
                                       5.875          2,247.68
    MATTHEWS         NC   28105          1            12/13/02         00
    354511795                            03           02/01/03          0
    1625400168                           O            01/01/33
    0


    8449115          X12/787             F          559,000.00         ZZ
                                         360        557,408.03          1
                                       6.125          3,396.55         66
                                       5.875          3,396.55
    PASADENA         CA   91103          2            12/05/02         00
    354511796                            05           02/01/03          0
    1625400169                           O            01/01/33
    0


    8449117          X12/787             F          640,000.00         ZZ
                                         360        638,752.74          1
                                       6.125          3,888.71         80
                                       5.875          3,888.71
    MOUNTAIN VIEW    CA   94041          1            12/13/02         00
    354511797                            05           02/01/03          0
    1625400170                           O            01/01/33
    0


    8449119          X12/787             F          400,000.00         ZZ
                                         360        399,238.95          1
                                       6.250          2,462.87         48
                                       6.000          2,462.87
    REDWOOD CITY     CA   94062          5            12/10/02         00
    354511800                            05           02/01/03          0
    1625400173                           O            01/01/33
    0


1


    8449121          X12/787             F          375,300.00         ZZ
                                         360        374,170.65          1
                                       6.375          2,341.39         54
                                       6.125          2,341.39
    FREMONT          CA   94555          2            12/03/02         00
    354511801                            05           02/01/03          0
    1625400174                           O            01/01/33
    0


    8449123          X12/787             F          406,000.00         ZZ
                                         360        405,245.92          1
                                       6.375          2,532.92         57
                                       6.125          2,532.92
    SUNNYVALE        CA   94087          5            12/06/02         00
    354511802                            05           02/01/03          0
    1625400175                           O            01/01/33
    0


    8449125          X12/787             F          500,000.00         ZZ
                                         360        499,025.58          1
                                       6.125          3,038.05         53
                                       5.875          3,038.05
    HUNTINGTON BEAC  CA   92648          1            12/05/02         00
    354511952                            03           02/01/03          0
    1625600195                           O            01/01/33
    0


    8449127          X12/787             F          579,600.00         ZZ
                                         360        577,980.96          1
                                       6.375          3,615.95         80
                                       6.125          3,615.95
    THOUSAND OAKS    CA   91320          1            11/26/02         00
    354511069                            03           01/01/03          0
    1625600196                           O            12/01/32
    0


    8449129          X12/787             F          490,000.00         ZZ
                                         360        488,998.39          1
                                       5.875          2,898.54         77
                                       5.625          2,898.54
    YORBA LINDA      CA   92886          1            12/10/02         00
    354511953                            05           02/01/03          0
    1625600214                           O            01/01/33
    0


    8449135          X12/787             F          359,700.00         ZZ
                                         360        358,982.05          1
                                       6.000          2,156.58         80
                                       5.750          2,156.58
1


    OXNARD           CA   93030          1            12/13/02         00
    354511808                            03           02/01/03          0
    1625600671                           O            01/01/33
    0


    8449137          X12/787             F          437,000.00         ZZ
                                         360        436,604.94          1
                                       6.500          2,762.14         61
                                       6.250          2,762.14
    SANTA ANA        CA   92705          2            01/07/03         00
    354512452                            05           03/01/03          0
    1625600675                           O            02/01/33
    0


    8449139          X12/787             F          363,950.00         ZZ
                                         360        363,223.57          1
                                       6.000          2,182.06         80
                                       5.750          2,182.06
    OXNARD           CA   93030          1            12/17/02         00
    354511957                            03           02/01/03          0
    1625600679                           O            01/01/33
    0


    8449141          X12/787             F          351,200.00         ZZ
                                         360        350,515.56          1
                                       6.125          2,133.93         80
                                       5.875          2,133.93
    EL DORADO HILLS  CA   95762          1            12/18/02         00
    354512085                            05           02/01/03          0
    1625600682                           O            01/01/33
    0


    8449143          X12/787             F          710,000.00         T
                                         360        708,016.69          1
                                       6.375          4,429.48         65
                                       6.125          4,429.48
    STRATHMERE       NJ   08248          2            11/08/02         00
    354512203                            05           01/01/03          0
    1625700039                           O            12/01/32
    0


    8449145          X12/787             F          351,200.00         T
                                         360        350,593.54          1
                                       6.750          2,277.88         80
                                       6.500          2,277.88
    MISSOULA         MT   59808          1            12/13/02         00
    354512366                            05           02/01/03          0
    1625700040                           O            01/01/33
    0
1




    8449147          X12/787             F          390,000.00         ZZ
                                         360        389,183.69          1
                                       5.750          2,275.93         46
                                       5.500          2,275.93
    SOUTHERN PINES   NC   28387          5            12/12/02         00
    354512146                            05           02/01/03          0
    1625900024                           O            01/01/33
    0


    8449151          X12/787             F          355,000.00         ZZ
                                         360        354,387.00          1
                                       6.750          2,302.52         73
                                       6.500          2,302.52
    CRYSTAL LAKE     IL   60012          5            12/20/02         00
    354512296                            03           02/01/03          0
    1626300013                           O            01/01/33
    0


    8449153          X12/787             F          399,920.00         ZZ
                                         360        399,194.97          1
                                       6.500          2,527.77         80
                                       6.250          2,527.77
    BIRMINGHAM       AL   35242          1            12/12/02         00
    354511965                            03           02/01/03          0
    1626700026                           O            01/01/33
    0


    8449157          X12/787             F          406,700.00         ZZ
                                         360        406,314.10          1
                                       6.250          2,504.13         79
                                       6.000          2,504.13
    WAKE FOREST      NC   27587          2            12/31/02         00
    354512212                            03           03/01/03          0
    1626700144                           O            02/01/33
    0


    8449159          X12/787             F          419,000.00         ZZ
                                         360        418,163.67          1
                                       6.000          2,512.12         70
                                       5.750          2,512.12
    MOUNT PLEASANT   SC   29466          5            12/24/02         00
    354512021                            05           02/01/03          0
    1626700149                           O            01/01/33
    0


    8449161          X12/787             F          432,000.00         ZZ
                                         360        431,197.63          1
1


                                       6.375          2,695.12         60
                                       6.125          2,695.12
    TEMPLETON        CA   93465          5            12/04/02         00
    354511078                            05           02/01/03          0
    1627200035                           O            01/01/33
    0


    8449163          X12/787             F          377,600.00         ZZ
                                         360        376,545.22          1
                                       6.375          2,355.73         80
                                       6.125          2,355.73
    PRIOR LAKE       MN   55372          2            11/22/02         00
    354511079                            03           01/01/03          0
    1627300153                           O            12/01/32
    0


    8449167          X12/787             F          645,000.00         T
                                         360        643,772.81          1
                                       6.250          3,971.38         41
                                       6.000          3,971.38
    OXFORD           MD   21654          2            12/16/02         00
    354512023                            05           02/01/03          0
    1627300182                           O            01/01/33
    0


    8449169          X12/787             F          350,000.00         ZZ
                                         360        349,334.09          1
                                       6.250          2,155.01         70
                                       6.000          2,155.01
    EDINA            MN   55424          5            12/13/02         00
    354512024                            05           02/01/03          0
    1627300183                           O            01/01/33
    0


    8449171          X12/787             F          425,000.00         ZZ
                                         360        424,151.70          1
                                       6.000          2,548.09         60
                                       5.750          2,548.09
    MOUND            MN   55364          2            12/10/02         00
    354512025                            05           02/01/03          0
    1627300184                           O            01/01/33
    0


    8449173          X12/787             F          550,000.00         ZZ
                                         360        549,002.90          1
                                       6.500          3,476.37         70
                                       6.250          3,476.37
    CARMEL           IN   46032          1            12/06/02         00
    354512214                            03           02/01/03          0
1


    1627300185                           O            01/01/33
    0


    8449175          X12/787             F          410,000.00         ZZ
                                         360        409,219.93          1
                                       6.250          2,524.44         80
                                       6.000          2,524.44
    WILTON           CA   95693          1            12/11/02         00
    354512221                            05           02/01/03          0
    1627500003                           O            01/01/33
    0


    8449177          X12/787             F          470,000.00         ZZ
                                         360        468,687.11          1
                                       6.375          2,932.19         68
                                       6.125          2,932.19
    HAMILTON         MT   59840          5            11/08/02         00
    354510232                            05           01/01/03          0
    1627600127                           O            12/01/32
    0


    8449179          X12/787             F          540,000.00         ZZ
                                         360        537,884.47          1
                                       6.125          3,281.10         80
                                       5.875          3,281.10
    ROCKVILLE CENTR  NY   11570          1            11/01/02         00
    354512333                            05           12/01/02          0
    1627800557                           O            11/01/32
    0


    8449181          X12/787             F          397,800.00         ZZ
                                         360        396,688.78          2
                                       6.375          2,481.76         68
                                       6.125          2,481.76
    BRIGHTON         MA   02135          2            11/29/02         00
    354512027                            05           01/01/03          0
    1627800603                           O            12/01/32
    0


    8449185          X12/787             F          352,100.00         ZZ
                                         360        351,092.47          1
                                       6.250          2,167.95         49
                                       6.000          2,167.95
    LOS ANGELES      CA   91436          2            11/15/02         00
    354512160                            05           01/01/03          0
    1627800619                           O            12/01/32
    0


1


    8449189          X12/787             F          337,700.00         ZZ
                                         360        337,057.48          1
                                       6.250          2,079.28         73
                                       6.000          2,079.28
    BRISTOW          VA   20136          2            12/06/02         00
    354512030                            03           02/01/03          0
    1627800645                           O            01/01/33
    0


    8449191          X12/787             F          396,700.00         ZZ
                                         360        395,591.74          1
                                       6.375          2,474.90         80
                                       6.125          2,474.90
    ALAMEDA          CA   94501          2            12/02/02         00
    354512031                            05           01/01/03          0
    1627800664                           O            12/01/32
    0


    8449193          X12/787             F          500,000.00         ZZ
                                         360        498,669.25          1
                                       6.625          3,201.56         33
                                       6.375          3,201.56
    FREMONT          CA   94539          2            11/16/02         00
    354511650                            05           01/01/03          0
    1627800679                           O            12/01/32
    0


    8449195          X12/787             F          331,700.00         ZZ
                                         360        330,750.86          1
                                       6.250          2,042.34         49
                                       6.000          2,042.34
    CARLSBAD         CA   92009          2            11/23/02         00
    354512265                            03           01/01/03          0
    1627800701                           O            12/01/32
    0


    8449199          X12/787             F          550,400.00         ZZ
                                         360        549,274.93          1
                                       5.875          3,255.83         44
                                       5.625          3,255.83
    NEWTON           MA   02459          5            12/23/02         00
    354512408                            05           02/01/03          0
    1627800705                           O            01/01/33
    0


    8449201          X12/787             F          478,000.00         ZZ
                                         360        477,154.21          1
                                       6.625          3,060.69         44
                                       6.375          3,060.69
1


    WESTON           MA   02493          2            12/17/02         00
    354512032                            05           02/01/03          0
    1627800709                           O            01/01/33
    0


    8449203          X12/787             F          443,100.00         ZZ
                                         360        442,296.69          1
                                       6.500          2,800.70         46
                                       6.250          2,800.70
    BRIELLE          NJ   08730          2            12/13/02         00
    354512033                            05           02/01/03          0
    1627800719                           O            01/01/33
    0


    8449207          X12/787             F          359,200.00         ZZ
                                         360        357,530.13          1
                                       5.875          2,124.81         80
                                       5.625          2,124.81
    SPARTA           NJ   07871          1            10/28/02         00
    354512034                            05           12/01/02          0
    1627800722                           O            11/01/32
    0


    8449211          X12/787             F          427,200.00         ZZ
                                         360        426,425.51          1
                                       6.500          2,700.20         62
                                       6.250          2,700.20
    SAN JOSE         CA   95128          2            12/19/02         00
    354512409                            05           02/01/03          0
    1627800728                           O            01/01/33
    0


    8449215          X12/787             F          441,550.00         ZZ
                                         360        440,345.99          1
                                       6.500          2,790.90         90
                                       6.250          2,790.90
    CARLSBAD         CA   92008          1            11/26/02         12
    354512087                            03           01/01/03         25
    1627800733                           O            12/01/32
    0


    8449219          X12/787             F          421,600.00         ZZ
                                         360        420,393.63          1
                                       6.250          2,595.87         75
                                       6.000          2,595.87
    BALTIMORE        MD   21210          2            12/02/02         00
    354512497                            05           01/01/03          0
    1627800741                           O            12/01/32
    0
1




    8449223          X12/787             F          337,500.00         ZZ
                                         360        336,917.20          1
                                       6.750          2,189.02         69
                                       6.500          2,189.02
    NOKOMIS          FL   34275          2            12/20/02         00
    354512410                            03           02/01/03          0
    1627800746                           O            01/01/33
    0


    8449227          X12/787             F          401,200.00         ZZ
                                         360        400,454.84          1
                                       6.375          2,502.97         47
                                       6.125          2,502.97
    CARMEL           CA   93923          5            12/17/02         00
    354511824                            05           02/01/03          0
    1627800776                           O            01/01/33
    0


    8449235          X12/787             F          405,200.00         ZZ
                                         360        404,410.33          1
                                       6.125          2,462.04         68
                                       5.875          2,462.04
    MOUNTAIN VIEW    CA   94041          5            12/13/02         00
    354512412                            05           02/01/03          0
    1627800777                           O            01/01/33
    0


    8449239          X12/787             F          518,800.00         ZZ
                                         360        517,205.40          1
                                       5.875          3,068.90         72
                                       5.625          3,068.90
    CORONADO         CA   92118          2            11/23/02         00
    354511825                            03           01/01/03          0
    1627800778                           O            12/01/32
    0


    8449245          X12/787             F          418,000.00         ZZ
                                         360        417,223.64          1
                                       6.375          2,607.78         76
                                       6.125          2,607.78
    SPARTA           NJ   07871          5            12/18/02         00
    354512036                            05           02/01/03          0
    1627800781                           O            01/01/33
    0


    8449251          X12/787             F          490,000.00         ZZ
                                         360        489,067.70          1
1


                                       6.250          3,017.02         67
                                       6.000          3,017.02
    LOS ANGELES      CA   90025          5            12/11/02         00
    354511826                            05           02/01/03          0
    1627800799                           O            01/01/33
    0


    8449259          X12/787             F          386,500.00         ZZ
                                         360        385,709.95          1
                                       5.875          2,286.30         62
                                       5.625          2,286.30
    EMERSON          NJ   07630          2            12/07/02         00
    354512037                            05           02/01/03          0
    1627800800                           O            01/01/33
    0


    8449261          X12/787             F          502,500.00         ZZ
                                         360        501,448.19          1
                                       5.750          2,932.46         75
                                       5.500          2,932.46
    POMPTON PLAINS   NJ   07444          5            12/12/02         00
    354512336                            05           02/01/03          0
    1627800808                           O            01/01/33
    0


    8449267          X12/787             F          442,900.00         ZZ
                                         360        442,097.05          1
                                       6.500          2,799.43         68
                                       6.250          2,799.43
    ASHBURN          VA   20147          2            12/20/02         00
    354512038                            05           02/01/03          0
    1627800810                           O            01/01/33
    0


    8449275          X12/787             F          349,000.00         ZZ
                                         360        348,351.79          1
                                       6.375          2,177.31         75
                                       6.125          2,177.31
    ROCKLIN          CA   95677          2            12/26/02         00
    354512460                            05           02/01/03          0
    1627800813                           O            01/01/33
    0


    8449279          X12/787             F          375,000.00         ZZ
                                         360        374,303.49          1
                                       6.375          2,339.52         71
                                       6.125          2,339.52
    MISSION VIEJO    CA   92691          5            12/10/02         00
    354511827                            05           02/01/03          0
1


    1627800814                           O            01/01/33
    0


    8449283          X12/787             F          336,300.00         ZZ
                                         360        335,460.91          1
                                       6.000          2,016.29         75
                                       5.750          2,016.29
    REDWOOD CITY     CA   94063          2            12/23/02         00
    354512337                            05           02/01/03          0
    1627800818                           O            01/01/33
    0


    8449287          X12/787             F          324,000.00         ZZ
                                         360        323,383.54          1
                                       6.250          1,994.93         80
                                       6.000          1,994.93
    MACOMB           MI   48042          2            12/27/02         00
    354512040                            05           02/01/03          0
    1627800820                           O            01/01/33
    0


    8449291          X12/787             F          369,300.00         ZZ
                                         360        368,580.29          1
                                       6.125          2,243.91         66
                                       5.875          2,243.91
    SAMMAMISH        WA   98074          5            12/21/02         00
    354512041                            05           02/01/03          0
    1627800825                           O            01/01/33
    0


    8449295          X12/787             F          327,150.00         ZZ
                                         360        326,527.56          1
                                       6.250          2,014.32         80
                                       6.000          2,014.32
    MENDEN           MA   01756          2            12/21/02         00
    354512042                            05           02/01/03          0
    1627800829                           O            01/01/33
    0


    8449299          X12/787             F          410,000.00         ZZ
                                         360        409,238.50          1
                                       6.375          2,557.87         55
                                       6.125          2,557.87
    SAN FRANCISCO    CA   94131          5            12/23/02         00
    354512089                            05           02/01/03          0
    1627800832                           O            01/01/33
    0


1


    8449303          X12/787             F          385,000.00         ZZ
                                         360        384,668.52          1
                                       6.750          2,497.11         90
                                       6.500          2,497.11
    CLARKSBURG       WV   26301          1            01/15/03         01
    354512414                            05           03/01/03         25
    1627800836                           O            02/01/33
    0


    8449307          X12/787             F          568,500.00         ZZ
                                         360        567,418.35          1
                                       6.250          3,500.36         74
                                       6.000          3,500.36
    BLOOMFIELD TOWN  MI   48304          2            12/12/02         00
    354511605                            01           02/01/03          0
    1627800842                           O            01/01/33
    0


    8449311          X12/787             F          339,600.00         ZZ
                                         360        338,899.41          1
                                       6.125          2,063.45         71
                                       5.875          2,063.45
    GRAND BLANC TOW  MI   48439          2            12/17/02         00
    354511828                            05           02/01/03          0
    1627800847                           O            01/01/33
    0


    8449315          X12/787             F          346,400.00         ZZ
                                         360        345,708.58          1
                                       6.000          2,076.85         52
                                       5.750          2,076.85
    SAN JOSE         CA   95148          2            12/20/02         00
    354512376                            05           02/01/03          0
    1627800851                           O            01/01/33
    0


    8449319          X12/787             F          591,200.00         ZZ
                                         360        589,548.55          1
                                       6.375          3,688.32         80
                                       6.125          3,688.32
    MARCO ISLAND     FL   34145          1            11/15/02         00
    354510313                            05           01/01/03          0
    1627800859                           O            12/01/32
    0


    8449323          X12/787             F          406,850.00         ZZ
                                         360        406,057.10          1
                                       6.125          2,472.07         56
                                       5.875          2,472.07
1


    MISSION VIEJO    CA   92692          2            12/18/02         00
    354512415                            05           02/01/03          0
    1627800864                           O            01/01/33
    0


    8449331          X12/787             F          601,600.00         ZZ
                                         360        600,241.53          1
                                       5.875          3,558.70         80
                                       5.625          3,558.70
    NESHANIC STATIO  NJ   08853          2            12/17/02         00
    354512461                            05           02/01/03          0
    1627800867                           O            01/01/33
    0


    8449337          X12/787             F          400,000.00         ZZ
                                         360        399,162.74          1
                                       5.750          2,334.30         55
                                       5.500          2,334.30
    EL SEGUNDO       CA   90245          5            12/28/02         00
    354512546                            05           02/01/03          0
    1627800870                           O            01/01/33
    0


    8449341          X12/787             F          580,000.00         ZZ
                                         360        578,922.75          1
                                       6.375          3,618.45         58
                                       6.125          3,618.45
    FREMONT          CA   94539          5            12/07/02         00
    354511829                            05           02/01/03          0
    1627800877                           O            01/01/33
    0


    8449345          X12/787             F          420,000.00         ZZ
                                         360        419,181.48          1
                                       6.125          2,551.97         80
                                       5.875          2,551.97
    HERNDON          VA   20171          1            12/27/02         00
    354512044                            03           02/01/03          0
    1627800884                           O            01/01/33
    0


    8449349          X12/787             F          370,400.00         ZZ
                                         360        369,255.36          1
                                       6.250          2,280.62         80
                                       6.000          2,280.62
    CRYSTAL LAKE     IL   60014          1            12/30/02         00
    354512091                            05           02/01/03          0
    1627800886                           O            01/01/33
    0
1




    8449355          X12/787             F          360,000.00         ZZ
                                         360        359,347.34          1
                                       6.500          2,275.45         69
                                       6.250          2,275.45
    BEDFORD          MA   01730          2            12/14/02         00
    354511830                            01           02/01/03          0
    1627800888                           O            01/01/33
    0


    8449359          X12/787             F          454,500.00         ZZ
                                         360        453,592.82          1
                                       6.000          2,724.96         57
                                       5.750          2,724.96
    KENSINGTON       CA   94707          5            12/13/02         00
    354512045                            05           02/01/03          0
    1627800897                           O            01/01/33
    0


    8449365          X12/787             F          430,500.00         ZZ
                                         360        430,101.27          1
                                       6.375          2,685.76         69
                                       6.125          2,685.76
    ASHBURN          VA   20147          2            01/09/03         00
    354512378                            05           03/01/03          0
    1627800899                           O            02/01/33
    0


    8449369          X12/787             F          401,250.00         ZZ
                                         360        400,486.56          1
                                       6.250          2,470.57         75
                                       6.000          2,470.57
    HARTLAND TWP     MI   48114          5            01/10/03         00
    354512499                            05           02/01/03          0
    1627800906                           O            01/01/33
    0


    8449373          X12/787             F          550,000.00         ZZ
                                         360        549,050.26          1
                                       6.750          3,567.29         80
                                       6.500          3,567.29
    LOS ANGELES      CA   90046          1            12/10/02         00
    354512046                            06           02/01/03          0
    1627800934                           O            01/01/33
    0


    8449377          X12/787             F          390,700.00         ZZ
                                         360        389,956.65          1
1


                                       6.250          2,405.61         74
                                       6.000          2,405.61
    WEST BLOOMFIELD  MI   48324          2            12/20/02         00
    354512267                            05           02/01/03          0
    1627800946                           O            01/01/33
    0


    8449381          X12/787             F          380,450.00         ZZ
                                         360        379,743.37          1
                                       6.375          2,373.52         80
                                       6.125          2,373.52
    SHELBY TOWNSHIP  MI   48315          2            12/23/02         00
    354512048                            05           02/01/03          0
    1627800981                           O            01/01/33
    0


    8449385          X12/787             F          397,500.00         ZZ
                                         360        395,417.45          1
                                       6.750          2,578.18         75
                                       6.500          2,578.18
    ALEXANDRIA       VA   22310          2            08/29/02         00
    354512161                            05           10/01/02          0
    1628000057                           O            09/01/32
    0


    8449389          X12/787             F          500,000.00         ZZ
                                         360        498,569.31          1
                                       6.250          3,078.59         47
                                       6.000          3,078.59
    RESTON           VA   20194          1            12/02/02         00
    354511651                            03           01/01/03          0
    1628000077                           O            12/01/32
    0


    8449393          X12/787             F          475,000.00         ZZ
                                         360        473,640.84          1
                                       6.250          2,924.66         77
                                       6.000          2,924.66
    POTOMAC          MD   20854          5            11/17/02         00
    354511465                            05           01/01/03          0
    1628000087                           O            12/01/32
    0


    8449397          X12/787             F          500,000.00         ZZ
                                         360        497,545.23          1
                                       6.125          3,038.05         80
                                       5.875          3,038.05
    OAKTON           VA   22124          1            10/31/02         00
    354511831                            05           12/01/02          0
1


    1628000088                           O            11/01/32
    0


    8449401          X12/787             F          368,000.00         ZZ
                                         360        366,947.02          1
                                       6.250          2,265.84         80
                                       6.000          2,265.84
    AUBURN           AL   36830          1            11/27/02         00
    354511889                            05           01/01/03          0
    1628300066                           O            12/01/32
    0


    8449407          X12/787             F          410,000.00         ZZ
                                         360        409,638.26          1
                                       6.625          2,625.28         79
                                       6.375          2,625.28
    ALEXANDRIA       VA   22312          5            12/30/02         00
    354512380                            05           03/01/03          0
    1628300074                           O            02/01/33
    0


    8449451          X12/787             F          500,000.00         ZZ
                                         360        499,093.52          1
                                       6.500          3,160.35         65
                                       6.250          3,160.35
    SAN MARTIN       CA   95046          5            12/05/02         00
    354511685                            05           02/01/03          0
    1618501097                           O            01/01/33
    0


    8449453          X12/787             F          630,000.00         ZZ
                                         360        628,197.34          1
                                       6.250          3,879.02         74
                                       6.000          3,879.02
    RANCHO PALOS VE  CA   90275          2            11/19/02         00
    354511727                            05           01/01/03          0
    1618501222                           O            12/01/32
    0


    8460641          X68/X68             F          355,000.00         ZZ
                                         360        354,308.16          1
                                       6.125          2,157.02         71
                                       5.875          2,157.02
    WAYNE            NJ   07470          2            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211119                           O            01/01/33
    0


1


    8460643          X68/X68             F          611,000.00         ZZ
                                         360        609,780.46          1
                                       6.000          3,663.25         77
                                       5.750          3,663.25
    SOUTH ORANGE     NJ   07079          2            12/17/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211125                           O            01/01/33
    0


    8460647          X68/X68             F          515,000.00         ZZ
                                         360        513,972.06          1
                                       6.000          3,087.69         67
                                       5.750          3,087.69
    ALEXANDRIA       VA   22301          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211129                           O            01/01/33
    0


    8460653          X68/X68             F          460,000.00         ZZ
                                         360        459,081.85          1
                                       6.000          2,757.93         80
                                       5.750          2,757.93
    RIDGEFIELD       CT   06877          2            12/12/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211187                           O            01/01/33
    0


    8460655          X68/X68             F        1,440,000.00         ZZ
                                         360      1,434,084.17          1
                                       5.875          8,518.14         60
                                       5.625          8,518.14
    BRIDGEHAMPTON    NY   11932          5            10/16/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    00W2080230                           O            11/01/32
    0


    8460659          X68/X68             F          330,000.00         ZZ
                                         360        328,853.89          1
                                       6.750          2,140.37         58
                                       6.500          2,140.37
    SARASOTA         FL   34234          5            10/10/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    00W2080282                           N            11/01/32
    0


    8460661          X68/X68             F          315,600.00         ZZ
                                         240        312,887.35          1
                                       6.125          2,283.87         80
                                       5.875          2,283.87
1


    MANASSAS PARK    VA   20111          2            10/29/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    00W2100001                           O            11/01/22
    0


    8460665          X68/X68             F          215,000.00         ZZ
                                         360        214,102.43          1
                                       6.750          1,394.49         69
                                       6.500          1,394.49
    NORTH BABYLON    NY   11703          5            10/31/02         00
    TO BE ASSIGNED                       05           12/01/02          0
    00W2100107                           O            11/01/32
    0


    8460671          X68/X68             F          485,000.00         ZZ
                                         360        483,984.83          1
                                       5.750          2,830.33         75
                                       5.500          2,830.33
    PHOENIX          AZ   85044          5            12/03/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110055                           O            01/01/33
    0


    8460673          X68/X68             F          440,000.00         ZZ
                                         360        438,857.11          1
                                       6.750          2,853.83         80
                                       6.500          2,853.83
    ANNAPOLIS        MD   21401          5            11/18/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    00W2100135                           O            12/01/32
    0


    8460675          X68/X68             F          649,900.00         ZZ
                                         360        648,602.81          1
                                       6.000          3,896.48         37
                                       5.750          3,896.48
    NEWTON           MA   02467          2            12/03/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110066                           O            01/01/33
    0


    8460677          X68/X68             F          525,000.00         ZZ
                                         360        523,386.35          1
                                       5.875          3,105.57         75
                                       5.625          3,105.57
    JUPITER          FL   33458          5            11/22/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    00W2110096                           O            12/01/32
    0
1




    8460681          X68/X68             F          401,250.00         ZZ
                                         360        400,429.80          1
                                       5.875          2,373.55         75
                                       5.625          2,373.55
    CASTRO VALLEY    CA   94552          5            12/10/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110099                           O            01/01/33
    0


    8460683          X68/X68             F          360,000.00         ZZ
                                         360        359,298.41          1
                                       6.125          2,187.40         62
                                       5.875          2,187.40
    REDONDO BEACH    CA   90278          1            12/03/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110103                           O            01/01/33
    0


    8460685          X68/X68             F          410,000.00         ZZ
                                         360        409,219.93          1
                                       6.250          2,524.44         69
                                       6.000          2,524.44
    WYCKOFF          NJ   07481          5            12/12/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110119                           O            01/01/33
    0


    8460687          X68/X68             F          428,000.00         ZZ
                                         360        425,194.45          1
                                       6.375          2,670.16         80
                                       6.125          2,670.16
    CHADDS FORD      PA   19317          2            12/13/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110120                           O            01/01/33
    0


    8460689          X68/X68             F          351,000.00         ZZ
                                         360        350,299.41          1
                                       6.000          2,104.42         68
                                       5.750          2,104.42
    EAST SANDWICH    MA   02537          5            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110124                           O            01/01/33
    0


    8460691          X68/X68             F          499,950.00         ZZ
                                         360        499,021.42          1
1


                                       6.375          3,119.04         61
                                       6.125          3,119.04
    BOCA RATON       FL   33434          5            12/27/02         00
    TO BE ASSIGNED                       03           02/01/03          0
    00W2110125                           N            01/01/33
    0


    8460695          X68/X68             F          400,000.00         ZZ
                                         360        398,882.64          1
                                       6.375          2,495.48         80
                                       6.125          2,495.48
    HADDON HEIGHTS   NJ   08035          5            12/02/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    00W2110128                           O            12/01/32
    0


    8460697          X68/X68             F          412,500.00         ZZ
                                         360        411,676.65          1
                                       6.000          2,473.15         75
                                       5.750          2,473.15
    PORT TOBACCO     MD   20677          5            12/04/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110144                           O            01/01/33
    0


    8460703          X68/X68             F          364,000.00         ZZ
                                         360        363,273.47          1
                                       6.000          2,182.36         80
                                       5.750          2,182.36
    SAN DIEGO        CA   92130          2            12/04/02         00
    TO BE ASSIGNED                       01           02/01/03          0
    00W2110160                           O            01/01/33
    0


    8460707          X68/X68             F          525,000.00         ZZ
                                         360        524,024.90          1
                                       6.375          3,275.32         74
                                       6.125          3,275.32
    STAMFORD         CT   06903          5            12/11/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110193                           O            01/01/33
    0


    8460709          X68/X68             F          431,250.00         ZZ
                                         360        429,750.20          1
                                       6.000          2,585.56         75
                                       5.750          2,585.56
    MISSION VIEJO    CA   92692          5            12/23/02         00
    TO BE ASSIGNED                       03           02/01/03          0
1


    00W2110196                           O            01/01/33
    0


    8460711          X68/X68             F          479,000.00         ZZ
                                         360        477,769.65          1
                                       5.875          2,833.47         69
                                       5.625          2,833.47
    FORT LAUDERDALE  FL   33301          5            12/13/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110199                           O            01/01/33
    0


    8460713          X68/X68             F          520,000.00         ZZ
                                         360        519,034.20          1
                                       6.375          3,244.12         70
                                       6.125          3,244.12
    BIRMINGHAM       AL   35242          5            12/12/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110202                           O            01/01/33
    0


    8460715          X68/X68             F          590,000.00         ZZ
                                         360        585,750.60          1
                                       6.625          3,777.83         72
                                       6.375          3,777.83
    PARKLAND         FL   33067          1            12/09/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110207                           O            01/01/33
    0


    8460717          X68/X68             F          478,000.00         ZZ
                                         360        477,045.92          1
                                       6.000          2,865.85         80
                                       5.750          2,865.85
    KENNETT SQUARE   PA   19348          1            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2110216                           O            01/01/33
    0


    8460721          X68/X68             F          510,000.00         ZZ
                                         360        509,075.40          1
                                       6.500          3,223.55         85
                                       6.250          3,223.55
    LOCUST VALLEY    NY   11560          1            12/17/02         01
    TO BE ASSIGNED                       05           02/01/03         12
    00W2110217                           O            01/01/33
    0


1


    8460737          X68/X68             F          349,600.00         ZZ
                                         360        348,981.40          1
                                       6.625          2,238.53         95
                                       6.375          2,238.53
    NORTH MIAMI BEA  FL   33160          1            12/10/02         10
    TO BE ASSIGNED                       01           02/01/03         35
    00W2110228                           O            01/01/33
    0


    8460739          X68/X68             F          547,200.00         ZZ
                                         360        543,819.18          1
                                       6.000          3,280.74         58
                                       5.750          3,280.74
    SCOTTSDALE       AZ   85262          2            12/18/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2120010                           O            01/01/33
    0


    8460741          X68/X68             F          490,000.00         ZZ
                                         360        489,045.07          1
                                       6.125          2,977.29         55
                                       5.875          2,977.29
    CHEVY CHASE      MD   20815          2            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2120011                           O            01/01/33
    0


    8460743          X68/X68             F          766,500.00         ZZ
                                         360        765,076.37          1
                                       6.375          4,781.96         63
                                       6.125          4,781.96
    WASHINGTON       CT   06794          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2120024                           O            01/01/33
    0


    8460745          X68/X68             F          465,000.00         ZZ
                                         360        463,570.76          1
                                       5.875          2,750.65         75
                                       5.625          2,750.65
    SCOTTSDALE       AZ   85262          2            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2120026                           O            01/01/33
    0


    8460747          X68/X68             F          445,000.00         ZZ
                                         360        444,111.79          1
                                       6.000          2,668.00         52
                                       5.750          2,668.00
1


    FRIENDSHIP       MD   20758          5            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2120029                           O            01/01/33
    0


    8460755          X68/X68             F          321,900.00         ZZ
                                         360        321,316.42          1
                                       6.500          2,034.63         64
                                       6.250          2,034.63
    CAREFREE         AZ   85377          2            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2120099                           O            01/01/33
    0


    8460763          X68/X68             F          452,000.00         ZZ
                                         360        451,200.21          1
                                       6.625          2,894.21         75
                                       6.375          2,894.21
    PHOENIX          AZ   85021          2            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00W2120126                           O            01/01/33
    0


    8460765          X68/X68             F          390,800.00         ZZ
                                         360        390,429.20          1
                                       6.250          2,406.22         75
                                       6.000          2,406.22
    COLORADO SPRING  CO   80919          2            01/02/03         00
    TO BE ASSIGNED                       05           03/01/03          0
    00W2120147                           O            02/01/33
    0


    8460773          X68/X68             F          354,300.00         ZZ
                                         360        353,106.04          1
                                       6.000          2,124.21         80
                                       5.750          2,124.21
    COLLEGEVILLE     PA   19426          1            12/13/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0207227                           O            01/01/33
    0


    8460779          X68/X68             F          570,000.00         ZZ
                                         360        568,915.50          1
                                       6.250          3,509.59         59
                                       6.000          3,509.59
    ROSLYN HEIGHTS   NY   11577          2            12/10/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0208328                           O            01/01/33
    0
1




    8460783          X68/X68             F          377,500.00         ZZ
                                         360        376,746.52          1
                                       6.000          2,263.30         79
                                       5.750          2,263.30
    ASBURY           NJ   08802          2            12/18/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210006                           O            01/01/33
    0


    8460785          X68/X68             F          387,000.00         ZZ
                                         360        386,219.83          1
                                       6.000          2,320.26         72
                                       5.750          2,320.26
    WALPOLE          MA   02081          2            12/13/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210120                           O            01/01/33
    0


    8460789          X68/X68             F          335,000.00         ZZ
                                         360        334,315.23          1
                                       5.875          1,981.65         75
                                       5.625          1,981.65
    GERMANTOWN       MD   20876          2            12/12/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210154                           O            01/01/33
    0


    8460791          X68/X68             F          347,000.00         ZZ
                                         360        346,307.39          1
                                       6.000          2,080.44         71
                                       5.750          2,080.44
    ARLINGTON        VA   22201          2            12/17/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210408                           O            01/01/33
    0


    8460793          X68/X68             F          340,000.00         ZZ
                                         360        339,105.23          1
                                       6.125          2,065.88         68
                                       5.875          2,065.88
    HASTINGS ON HUD  NY   10706          2            12/12/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210468                           O            01/01/33
    0


    8460795          X68/X68             F          392,000.00         ZZ
                                         360        391,261.07          1
1


                                       6.375          2,445.57         90
                                       6.125          2,445.57
    DAMASCUS         MD   20872          2            12/09/02         10
    TO BE ASSIGNED                       05           02/01/03         25
    00R0210491                           O            01/01/33
    0


    8460799          X68/X68             F          552,500.00         ZZ
                                         360        551,423.26          1
                                       6.125          3,357.05         60
                                       5.875          3,357.05
    CORTLANDT MANOR  NY   10567          2            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210506                           O            01/01/33
    0


    8460805          X68/X68             F          548,000.00         ZZ
                                         360        546,906.19          1
                                       6.000          3,285.54         76
                                       5.750          3,285.54
    ARDSLEY          NY   10502          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210510                           O            01/01/33
    0


    8460807          X68/X68             F          329,000.00         ZZ
                                         360        328,327.50          1
                                       5.875          1,946.16         78
                                       5.625          1,946.16
    OKLAHOMA CITY    OK   73118          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210520                           O            01/01/33
    0


    8460809          X68/X68             F          463,000.00         ZZ
                                         360        462,097.68          1
                                       6.125          2,813.24         80
                                       5.875          2,813.24
    SAN FRANCISCO    CA   94107          2            12/04/02         00
    TO BE ASSIGNED                       01           02/01/03          0
    00R0210538                           O            01/01/33
    0


    8460811          X68/X68             F          483,000.00         ZZ
                                         360        481,757.18          1
                                       6.125          2,934.76         75
                                       5.875          2,934.76
    MARBLEHEAD       MA   01945          5            12/18/02         00
    TO BE ASSIGNED                       05           02/01/03          0
1


    00R0210543                           O            01/01/33
    0


    8460813          X68/X68             F          322,800.00         ZZ
                                         360        321,338.22          1
                                       5.875          1,909.48         53
                                       5.625          1,909.48
    GAITHERSBURG     MD   20878          2            12/27/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0210548                           O            01/01/33
    0


    8460819          X68/X68             F          457,900.00         ZZ
                                         360        456,918.66          1
                                       5.625          2,635.93         54
                                       5.375          2,635.93
    SAN CARLOS       CA   94070          2            12/20/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211030                           O            01/01/33
    0


    8460821          X68/X68             F          348,000.00         ZZ
                                         360        345,635.41          1
                                       5.875          2,058.55         80
                                       5.625          2,058.55
    TRUMBULL         CT   06611          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211032                           O            01/01/33
    0


    8460823          X68/X68             F          549,600.00         ZZ
                                         360        548,449.61          1
                                       5.750          3,207.32         80
                                       5.500          3,207.32
    LEMONT           IL   60439          1            12/26/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211039                           O            01/01/33
    0


    8460825          X68/X68             F          375,000.00         ZZ
                                         360        374,233.47          1
                                       5.875          2,218.27         80
                                       5.625          2,218.27
    PARK CITY        UT   84098          2            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211051                           O            01/01/33
    0


1


    8460827          X68/X68             F          440,000.00         ZZ
                                         360        439,162.84          1
                                       6.250          2,709.16         80
                                       6.000          2,709.16
    NEW CANAAN       CT   06840          2            12/19/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211058                           O            01/01/33
    0


    8460829          X68/X68             F          430,000.00         ZZ
                                         360        428,759.27          1
                                       5.875          2,543.61         70
                                       5.625          2,543.61
    DAMASCUS         MD   20872          2            12/13/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211089                           O            01/01/33
    0


    8460831          X68/X68             F          337,000.00         ZZ
                                         360        336,059.93          1
                                       5.875          1,993.48         71
                                       5.625          1,993.48
    SAN FRANCISCO    CA   94127          2            12/17/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211100                           O            01/01/33
    0


    8460835          X68/X68             F          507,000.00         ZZ
                                         360        505,938.80          1
                                       5.750          2,958.71         76
                                       5.500          2,958.71
    DOYLESTOWN       PA   18901          1            12/16/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211104                           O            01/01/33
    0


    8460839          X68/X68             F          424,000.00         ZZ
                                         360        423,133.31          1
                                       5.875          2,508.12         80
                                       5.625          2,508.12
    SEATTLE          WA   98177          2            12/23/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211107                           O            01/01/33
    0


    8460841          X68/X68             F          382,000.00         ZZ
                                         360        381,181.32          1
                                       5.625          2,199.01         75
                                       5.375          2,199.01
1


    SEATTLE          WA   98103          2            12/17/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211108                           O            01/01/33
    0


    8460843          X68/X68             F          649,950.00         ZZ
                                         360        647,952.29          1
                                       5.875          3,844.70         55
                                       5.625          3,844.70
    WESTFIELD        NJ   07090          2            11/25/02         00
    TO BE ASSIGNED                       05           01/01/03          0
    00R0211111                           O            12/01/32
    0


    8460845          X68/X68             F          368,000.00         ZZ
                                         360        367,247.78          1
                                       5.875          2,176.86         80
                                       5.625          2,176.86
    RICHMOND         VA   23229          2            12/18/02         00
    TO BE ASSIGNED                       05           02/01/03          0
    00R0211110                           O            01/01/33
    0


    8478617          T71/T71             F          550,000.00         ZZ
                                         360        544,804.57          1
                                       7.375          3,798.72         80
                                       7.125          3,798.72
    FT LAUDERDALE    FL   33308          1            02/28/02         00
    0120004911                           05           04/01/02          0
    0120004911                           O            03/01/32
    0


    8478619          T71/T71             F          413,100.00         ZZ
                                         360        409,825.96          1
                                       6.750          2,679.36         90
                                       6.500          2,679.36
    VERO BEACH       FL   32963          4            12/13/01         10
    0120005678                           03           11/01/02         25
    0120005678                           O            10/01/32
    0


    8478621          T71/T71             F          480,000.00         ZZ
                                         240        471,257.39          1
                                       6.750          3,649.75         80
                                       6.500          3,649.75
    VERO BEACH       FL   32966          1            05/15/02         00
    0120040170                           03           07/01/02          0
    0120040170                           O            06/01/22
    0
1




    8478623          T71/T71             F          385,600.00         ZZ
                                         360        383,019.16          1
                                       7.000          2,565.41         80
                                       6.750          2,565.41
    VERO BEACH       FL   32963          1            06/14/02         00
    0120040196                           05           08/01/02          0
    0120040196                           O            07/01/32
    0


    8478625          T71/T71             F          450,300.00         T
                                         360        446,385.06          1
                                       7.500          3,148.57         80
                                       7.250          3,148.57
    MELBOURNE        FL   32940          1            04/15/02         00
    0120200345                           03           06/01/02          0
    0120200345                           O            05/01/32
    0


    8478627          T71/T71             F          386,181.48         ZZ
                                         319        383,593.46          1
                                       6.500          2,546.29         79
                                       6.250          2,546.29
    DAVIE            FL   33325          4            10/01/02         00
    0124506598                           05           11/01/02          0
    0124506598                           O            05/01/29
    0


    8478637          T71/T71             F          425,000.00         ZZ
                                         360        390,316.30          1
                                       7.500          2,971.67         68
                                       7.250          2,971.67
    MERRITT ISLAND   FL   32953          4            04/16/99         00
    0124643532                           05           06/01/99          0
    0124643532                           O            05/01/29
    0


    8478639          T71/T71             F          334,986.65         ZZ
                                         318        333,386.39          1
                                       6.500          2,211.34         69
                                       6.250          2,211.34
    FLAGLER BEACH    FL   32136          4            10/29/02         00
    0124767877                           05           12/01/02          0
    0124767877                           O            05/01/29
    0


    8478645          T71/T71             F          493,987.60         ZZ
                                         345        491,854.52          1
1


                                       6.500          3,166.95         60
                                       6.250          3,166.95
    COCONUT GROVE    FL   33133          4            10/16/02         00
    0125548235                           03           12/01/02          0
    0125548235                           O            08/01/31
    0


    8478649          T71/T71             F          375,000.00         ZZ
                                         360        369,067.77          1
                                       7.750          2,686.55         40
                                       7.500          2,686.55
    PALM BAY         FL   32907          5            05/03/01         00
    0125964101                           05           07/01/01          0
    0125964101                           O            06/01/31
    0


    8478651          T71/T71             F          501,625.92         ZZ
                                         341        499,307.29          1
                                       6.375          3,188.37         44
                                       6.125          3,188.37
    VERO BEACH       FL   32963          2            10/31/02         00
    0125989454                           05           12/01/02          0
    0125989454                           O            04/01/31
    0


    8480667          736/736             F          743,000.00         ZZ
                                         360        742,295.01          1
                                       6.250          4,574.78         56
                                       6.000          4,574.78
    LOS ANGELES      CA   90069          2            01/09/03         00
    0107788986                           05           03/01/03          0
    0107788986                           O            02/01/33
    0


    8480671          736/736             F          114,400.00         ZZ
                                         360        114,294.04          1
                                       6.375            713.71         80
                                       6.125            713.71
    WAKE FOREST      NC   27587          2            01/15/03         00
    0107788994                           05           03/01/03          0
    0107788994                           O            02/01/33
    0


    8480673          736/736             F          563,300.00         ZZ
                                         360        562,765.51          1
                                       6.250          3,468.34         73
                                       6.000          3,468.34
    ARCADIA          CA   91007          2            01/14/03         00
    0107789620                           05           03/01/03          0
1


    0107789620                           O            02/01/33
    0


    8480677          736/736             F          420,000.00         ZZ
                                         360        419,601.48          1
                                       6.250          2,586.02         74
                                       6.000          2,586.02
    SAN LEANDRO      CA   94579          2            01/22/03         00
    0107793754                           03           03/01/03          0
    0107793754                           O            02/01/33
    0


    8480679          736/736             F          480,000.00         ZZ
                                         360        479,041.92          1
                                       6.000          2,877.84         79
                                       5.750          2,877.84
    NORWOOD          MA   02062          1            01/02/03         00
    0107794166                           05           02/01/03          0
    0107794166                           O            01/01/33
    0


    8480681          736/736             F          496,000.00         ZZ
                                         360        495,494.30          1
                                       5.875          2,934.03         62
                                       5.625          2,934.03
    ORLANDO          FL   32803          5            01/15/03         00
    0107795478                           05           03/01/03          0
    0107795478                           O            02/01/33
    0


    8480683          736/736             F          476,000.00         ZZ
                                         360        475,491.13          1
                                       5.625          2,740.12         34
                                       5.375          2,740.12
    SAN RAFAEL       CA   94901          2            01/09/03         00
    0107796872                           05           03/01/03          0
    0107796872                           O            02/01/33
    0


    8480689          736/736             F          218,000.00         ZZ
                                         360        217,788.11          1
                                       6.125          1,324.60         60
                                       5.875          1,324.60
    FAIRFIELD        CA   94533          1            01/09/03         00
    0107797094                           03           03/01/03          0
    0107797094                           O            02/01/33
    0


1


    8480691          736/736             F          172,500.00         ZZ
                                         360        172,347.80          1
                                       6.625          1,104.54         75
                                       6.375          1,104.54
    RAMONA           CA   92065          5            01/16/03         00
    0107797292                           01           03/01/03          0
    0107797292                           O            02/01/33
    0


    8480695          736/736             F          671,200.00         ZZ
                                         360        670,547.63          1
                                       6.125          4,078.29         75
                                       5.875          4,078.29
    LITTLETON        CO   80123          5            01/15/03         00
    0107797656                           05           03/01/03          0
    0107797656                           O            02/01/33
    0


    8480699          736/736             F          574,000.00         ZZ
                                         360        573,442.10          1
                                       6.125          3,487.69         73
                                       5.875          3,487.69
    CARLSBAD         CA   92009          2            01/13/03         00
    0107797805                           03           03/01/03          0
    0107797805                           O            02/01/33
    0


    8480701          736/736             F          425,000.00         ZZ
                                         360        424,596.74          1
                                       6.250          2,616.80         79
                                       6.000          2,616.80
    MONUMENT         CO   80132          5            01/22/03         00
    0107799256                           05           03/01/03          0
    0107799256                           O            02/01/33
    0


    8480705          736/736             F          210,000.00         ZZ
                                         360        209,800.74          1
                                       6.250          1,293.01         77
                                       6.000          1,293.01
    SALEM            OR   97304          1            01/06/03         00
    0107799371                           05           03/01/03          0
    0107799371                           O            02/01/33
    0


    8480707          736/736             F          537,500.00         T
                                         360        537,002.16          1
                                       6.375          3,353.31         68
                                       6.125          3,353.31
1


    FLAGSTAFF        AZ   86004          2            01/17/03         00
    0107800526                           05           03/01/03          0
    0107800526                           O            02/01/33
    0


    8480713          736/736             F          439,000.00         ZZ
                                         360        438,583.46          1
                                       6.250          2,703.00         80
                                       6.000          2,703.00
    VASHON           WA   98070          2            01/17/03         00
    0107802704                           05           03/01/03          0
    0107802704                           O            02/01/33
    0


    8480717          736/736             F          500,000.00         ZZ
                                         360        499,514.03          1
                                       6.125          3,038.05         26
                                       5.875          3,038.05
    TIBURON          CA   94920          2            01/07/03         00
    0107803504                           05           03/01/03          0
    0107803504                           O            02/01/33
    0


    8480719          736/736             F          540,000.00         ZZ
                                         360        539,487.62          1
                                       6.250          3,324.88         80
                                       6.000          3,324.88
    EAST SANDWICH    MA   02537          1            01/21/03         00
    0107806424                           05           03/01/03          0
    0107806424                           O            02/01/33
    0


    8480721          736/736             F          466,000.00         ZZ
                                         360        465,134.49          1
                                       6.375          2,907.23         80
                                       6.125          2,907.23
    NOVATO           CA   94947          2            12/12/02         00
    0107807307                           05           02/01/03          0
    0107807307                           O            01/01/33
    0


    8480723          736/736             F          383,100.00         ZZ
                                         360        382,727.65          1
                                       6.125          2,327.76         70
                                       5.875          2,327.76
    IRVINE           CA   92620          5            01/21/03         00
    0107807398                           03           03/01/03          0
    0107807398                           O            02/01/33
    0
1




    8480727          736/736             F          225,000.00         ZZ
                                         360        224,791.60          1
                                       6.375          1,403.71         75
                                       6.125          1,403.71
    MOUNT SINAI      NY   11766          2            01/15/03         00
    0107656035                           05           03/01/03          0
    0107656035                           O            02/01/33
    0


    8480731          736/736             F          188,000.00         ZZ
                                         360        187,812.84          1
                                       6.000          1,127.16         80
                                       5.750          1,127.16
    STONY POINT      NY   10980          2            01/07/03         00
    0107660805                           05           03/01/03          0
    0107660805                           O            02/01/33
    0


    8480735          736/736             F          470,000.00         ZZ
                                         360        469,564.69          1
                                       6.375          2,932.19         74
                                       6.125          2,932.19
    LAGUNA BEACH     CA   92651          5            01/15/03         00
    0107664542                           05           03/01/03          0
    0107664542                           O            02/01/33
    0


    8480739          736/736             F          382,000.00         ZZ
                                         360        381,161.83          1
                                       5.500          2,168.96         53
                                       5.250          2,168.96
    LAGUNA NIGUEL    CA   92677          5            12/30/02         00
    0107670721                           05           02/01/03          0
    0107670721                           O            01/01/33
    0


    8480741          736/736             F           97,000.00         ZZ
                                         360         96,916.48          1
                                       6.750            629.15         75
                                       6.500            629.15
    DANIELSVILLE     PA   18038          2            01/15/03         00
    0107673162                           05           03/01/03          0
    0107673162                           O            02/01/33
    0


    8480745          736/736             F          210,000.00         ZZ
                                         360        209,814.71          1
1


                                       6.625          1,344.66         70
                                       6.375          1,344.66
    WESTPORT         WA   98595          5            01/21/03         00
    0107684474                           05           03/01/03          0
    0107684474                           O            02/01/33
    0


    8480749          736/736             F          633,000.00         ZZ
                                         360        632,384.76          1
                                       6.125          3,846.18         76
                                       5.875          3,846.18
    LOS ANGELES      CA   90064          2            01/13/03         00
    0107691073                           05           03/01/03          0
    0107691073                           O            02/01/33
    0


    8480751          736/736             F          650,000.00         ZZ
                                         360        649,426.52          1
                                       6.625          4,162.02         48
                                       6.375          4,162.02
    WESTON           MA   02493          5            12/31/02         00
    0107700155                           05           03/01/03          0
    0107700155                           O            02/01/33
    0


    8480753          736/736             F          423,750.00         ZZ
                                         360        423,347.92          1
                                       6.250          2,609.11         75
                                       6.000          2,609.11
    ENCINITAS        CA   92024          5            01/02/03         00
    0107707929                           05           03/01/03          0
    0107707929                           O            02/01/33
    0


    8480755          736/736             F          320,000.00         ZZ
                                         360        319,473.87          1
                                       7.000          2,128.97         56
                                       6.750          2,128.97
    FALLBROOK        CA   92028          5            12/24/02         00
    0107708687                           05           02/01/03          0
    0107708687                           O            01/01/33
    0


    8480757          736/736             F          340,000.00         ZZ
                                         360        339,707.26          1
                                       6.750          2,205.24         80
                                       6.500          2,205.24
    HAYWARD          CA   94541          2            01/22/03         00
    0107709404                           05           03/01/03          0
1


    0107709404                           O            02/01/33
    0


    8480759          736/736             F          440,000.00         ZZ
                                         360        439,162.84          1
                                       6.250          2,709.16         80
                                       6.000          2,709.16
    HARRISBURG       NC   28075          4            12/17/02         00
    0107709842                           05           02/01/03          0
    0107709842                           O            01/01/33
    0


    8480761          736/736             F          380,000.00         ZZ
                                         360        379,630.65          1
                                       6.125          2,308.93         46
                                       5.875          2,308.93
    SAN JOSE         CA   95120          5            01/15/03         00
    0107710378                           05           03/01/03          0
    0107710378                           O            02/01/33
    0


    8480763          736/736             F          456,000.00         ZZ
                                         360        455,523.90          1
                                       5.750          2,661.10         80
                                       5.500          2,661.10
    PETALUMA         CA   94952          5            01/22/03         00
    0107720435                           05           03/01/03          0
    0107720435                           O            02/01/33
    0


    8480771          736/736             F          344,500.00         ZZ
                                         360        343,204.57          1
                                       6.250          2,121.15         66
                                       6.000          2,121.15
    COSTA MESA       CA   92626          2            01/14/03         00
    0107721375                           05           03/01/03          0
    0107721375                           O            02/01/33
    0


    8480779          736/736             F          338,000.00         ZZ
                                         360        337,341.28          1
                                       6.125          2,053.73         74
                                       5.875          2,053.73
    WINCHESTER       MA   01890          2            12/23/02         00
    0107723421                           01           02/01/03          0
    0107723421                           O            01/01/33
    0


1


    8480781          736/736             F          439,699.00         ZZ
                                         360        438,778.64          1
                                       5.750          2,565.97         90
                                       5.500          2,565.97
    ROCHESTER        MI   48306          1            12/19/02         04
    0107724205                           01           02/01/03         25
    0107724205                           O            01/01/33
    0


    8480783          736/736             F          145,000.00         ZZ
                                         360        144,855.65          1
                                       6.000            869.35         75
                                       5.750            869.35
    CERES            CA   95307          2            01/08/03         00
    0107729410                           05           03/01/03          0
    0107729410                           O            02/01/33
    0


    8480785          736/736             F          598,584.00         ZZ
                                         360        597,472.23          1
                                       6.375          3,734.39         71
                                       6.125          3,734.39
    HENDERSON        NV   89052          1            12/13/02         00
    0107732844                           03           02/01/03          0
    0107732844                           O            01/01/33
    0


    8480787          736/736             F          600,000.00         ZZ
                                         360        599,416.83          1
                                       6.125          3,645.67         61
                                       5.875          3,645.67
    DIX HILLS        NY   11746          5            01/17/03         00
    0107736571                           05           03/01/03          0
    0107736571                           O            02/01/33
    0


    8480789          736/736             F          185,000.00         ZZ
                                         360        184,828.65          1
                                       6.375          1,154.16         66
                                       6.125          1,154.16
    MIAMI            FL   33187          5            01/17/03         00
    0107735938                           05           03/01/03          0
    0107735938                           O            02/01/33
    0


    8480793          736/736             F          403,000.00         ZZ
                                         360        400,588.83          1
                                       6.875          2,647.43         77
                                       6.625          2,647.43
1


    AGOURA HILLS     CA   91301          5            07/30/02         00
    0080364664                           05           09/01/02          0
    0080364664                           O            08/01/32
    0


    8480795          736/736             F          408,000.00         ZZ
                                         360        407,640.03          1
                                       6.625          2,612.47         67
                                       6.375          2,612.47
    OAKLAND          CA   94611          2            01/01/03         00
    0080880883                           05           03/01/03          0
    0080880883                           O            02/01/33
    0


    8480797          736/736             F          146,000.00         ZZ
                                         360        145,868.01          1
                                       6.500            922.82         79
                                       6.250            922.82
    ANTIOCH          CA   94531          2            01/17/03         00
    0080909831                           01           03/01/03          0
    0080909831                           O            02/01/33
    0


    8480799          736/736             F          224,000.00         ZZ
                                         360        223,811.80          1
                                       6.875          1,471.53         80
                                       6.625          1,471.53
    QUEENS VILLAGE   NY   11428          5            01/14/03         00
    0080936313                           05           03/01/03          0
    0080936313                           O            02/01/33
    0


    8480801          736/736             F          486,500.00         ZZ
                                         360        486,015.68          1
                                       6.000          2,916.82         59
                                       5.750          2,916.82
    EAST BRUNSWICK   NJ   08816          2            01/14/03         00
    0080943236                           05           03/01/03          0
    0080943236                           O            02/01/33
    0


    8480807          736/736             F          421,000.00         ZZ
                                         360        420,560.44          1
                                       5.750          2,456.85         64
                                       5.500          2,456.85
    GRANTS PASS      OR   97527          2            01/16/03         00
    0080986276                           05           03/01/03          0
    0080986276                           O            02/01/33
    0
1




    8480809          736/736             F          460,000.00         ZZ
                                         360        459,603.94          1
                                       6.750          2,983.56         70
                                       6.500          2,983.56
    SALEM            MA   01970          5            01/17/03         00
    0080992720                           05           03/01/03          0
    0080992720                           O            02/01/33
    0


    8480813          736/736             F          264,000.00         ZZ
                                         360        263,778.20          1
                                       6.875          1,734.30         80
                                       6.625          1,734.30
    EAST HAMPTON     NY   11937          5            01/14/03         00
    0080999188                           05           03/01/03          0
    0080999188                           O            02/01/33
    0


    8480815          736/736             F          649,000.00         ZZ
                                         360        648,369.20          1
                                       6.125          3,943.40         55
                                       5.875          3,943.40
    MANHASSET        NY   11030          5            01/16/03         00
    0081001000                           05           03/01/03          0
    0081001000                           O            02/01/33
    0


    8480819          736/736             F          335,900.00         ZZ
                                         360        335,617.80          1
                                       6.875          2,206.63         80
                                       6.625          2,206.63
    WARWICK          NY   10990          1            01/21/03         00
    0081009813                           05           03/01/03          0
    0081009813                           O            02/01/33
    0


    8480821          736/736             F          543,000.00         ZZ
                                         360        542,472.23          1
                                       6.125          3,299.33         79
                                       5.875          3,299.33
    RIDGEWOOD        NJ   07450          2            01/17/03         00
    0081034449                           05           03/01/03          0
    0081034449                           O            02/01/33
    0


    8480825          736/736             F          297,600.00         ZZ
                                         360        297,343.77          1
1


                                       6.750          1,930.23         80
                                       6.500          1,930.23
    MISSION VIEJO    CA   92691          5            01/17/03         00
    0081051583                           03           03/01/03          0
    0081051583                           O            02/01/33
    0


    8480827          736/736             F          112,800.00         ZZ
                                         360        112,702.88          1
                                       6.750            731.62         80
                                       6.500            731.62
    PRICE            UT   84501          5            01/23/03         00
    0081065310                           05           03/01/03          0
    0081065310                           O            02/01/33
    0


    8480829          736/736             F          400,000.00         ZZ
                                         360        399,663.95          1
                                       6.875          2,627.72         74
                                       6.625          2,627.72
    DALY CITY        CA   94015          5            01/16/03         00
    0081065443                           05           03/01/03          0
    0081065443                           O            02/01/33
    0


    8480831          736/736             F          141,000.00         ZZ
                                         360        140,875.60          1
                                       6.625            902.84         53
                                       6.375            902.84
    MANASQUAN        NJ   08736          5            01/14/03         00
    0081065989                           05           03/01/03          0
    0081065989                           O            02/01/33
    0


    8480833          736/736             F          136,000.00         ZZ
                                         360        135,664.44          1
                                       7.000            904.82         80
                                       6.750            904.82
    WORCESTER        MA   01604          1            12/13/02         00
    0081074973                           05           02/01/03          0
    0081074973                           O            01/01/33
    0


    8480837          736/736             F          716,000.00         ZZ
                                         360        715,287.21          1
                                       6.000          4,292.79         80
                                       5.750          4,292.79
    LAKE OSWEGO      OR   97034          1            01/13/03         00
    0081079188                           05           03/01/03          0
1


    0081079188                           O            02/01/33
    0


    8480839          736/736             F          420,000.00         ZZ
                                         360        419,601.48          1
                                       6.250          2,586.02         80
                                       6.000          2,586.02
    PORT WASHINGTON  NY   11050          5            01/17/03         00
    0081080046                           05           03/01/03          0
    0081080046                           O            02/01/33
    0


    8480841          736/736             F          372,800.00         ZZ
                                         360        372,462.98          1
                                       6.500          2,356.35         80
                                       6.250          2,356.35
    WAYLAND          MA   01778          1            01/24/03         00
    0081080590                           05           03/01/03          0
    0081080590                           O            02/01/33
    0


    8480845          736/736             F          305,600.00         ZZ
                                         360        305,310.03          1
                                       6.250          1,881.64         77
                                       6.000          1,881.64
    LOS ANGELES      CA   91364          2            01/07/03         00
    0081084402                           05           03/01/03          0
    0081084402                           O            02/01/33
    0


    8480847          736/736             F          266,000.00         ZZ
                                         360        265,753.63          1
                                       6.375          1,659.50         80
                                       6.125          1,659.50
    OCEANSIDE        NY   11572          1            01/23/03         00
    0081081986                           05           03/01/03          0
    0081081986                           O            02/01/33
    0


    8480849          736/736             F          482,300.00         ZZ
                                         360        481,842.37          1
                                       6.250          2,969.61         80
                                       6.000          2,969.61
    IRVINE           CA   92602          1            01/15/03         00
    0081093825                           03           03/01/03          0
    0081093825                           O            02/01/33
    0


1


    8480851          736/736             F          214,400.00         ZZ
                                         360        214,191.61          1
                                       6.125          1,302.72         80
                                       5.875          1,302.72
    BONNEY LAKE      WA   98390          1            01/16/03         00
    0081101305                           03           03/01/03          0
    0081101305                           O            02/01/33
    0


    8480853          736/736             F          240,000.00         ZZ
                                         360        239,798.37          1
                                       6.875          1,576.63         80
                                       6.625          1,576.63
    RICHMOND HILL    NY   11419          5            01/22/03         00
    0081117657                           05           03/01/03          0
    0081117657                           O            02/01/33
    0


    8480855          736/736             F          726,000.00         ZZ
                                         360        725,311.14          1
                                       6.250          4,470.11         75
                                       6.000          4,470.11
    NEW ALBANY       OH   43054          2            01/09/03         00
    0081123390                           03           03/01/03          0
    0081123390                           O            02/01/33
    0


    8480863          736/736             F          400,000.00         ZZ
                                         360        399,601.79          1
                                       6.000          2,398.21         69
                                       5.750          2,398.21
    TRABUCO CANYON   CA   92679          5            01/15/03         00
    0081127649                           03           03/01/03          0
    0081127649                           O            02/01/33
    0


    8480865          736/736             F          354,800.00         ZZ
                                         360        354,516.27          1
                                       7.125          2,390.36         80
                                       6.875          2,390.36
    HALIFAX          MA   02338          1            01/17/03         00
    0081131963                           05           03/01/03          0
    0081131963                           O            02/01/33
    0


    8480867          736/736             F          811,200.00         ZZ
                                         360        810,392.44          1
                                       6.000          4,863.56         71
                                       5.750          4,863.56
1


    SANTA BARBARA    CA   93110          5            01/14/03         00
    0081137861                           05           03/01/03          0
    0081137861                           O            02/01/33
    0


    8480869          736/736             F          480,000.00         ZZ
                                         360        479,555.42          1
                                       6.375          2,994.58         80
                                       6.125          2,994.58
    MAPLEWOOD        NJ   07040          1            01/17/03         00
    0081139768                           05           03/01/03          0
    0081139768                           O            02/01/33
    0


    8480871          736/736             F          168,000.00         ZZ
                                         360        167,865.65          1
                                       7.125          1,131.85         80
                                       6.875          1,131.85
    SPRINGFIELD      VA   22153          2            01/14/03         00
    0081148199                           09           03/01/03          0
    0081148199                           O            02/01/33
    0


    8480879          736/736             F          719,900.00         ZZ
                                         360        719,200.30          1
                                       6.125          4,374.19         60
                                       5.875          4,374.19
    SAN DIEGO        CA   92130          5            01/22/03         00
    0081151862                           05           03/01/03          0
    0081151862                           O            02/01/33
    0


    8480881          736/736             F          400,000.00         ZZ
                                         360        399,629.52          1
                                       6.375          2,495.48         80
                                       6.125          2,495.48
    WASHINGTON       DC   20012          2            01/13/03         00
    0081164139                           05           03/01/03          0
    0081164139                           O            02/01/33
    0


    8480885          736/736             F          376,000.00         ZZ
                                         360        375,616.64          1
                                       5.875          2,224.19         80
                                       5.625          2,224.19
    ARROYO GRANDE    CA   93420          5            01/10/03         00
    0081165417                           05           03/01/03          0
    0081165417                           O            02/01/33
    0
1




    8480887          736/736             F          132,000.00         ZZ
                                         360        131,865.42          1
                                       5.875            780.83         80
                                       5.625            780.83
    POMONA           CA   91766          1            01/16/03         00
    0081165532                           01           03/01/03          0
    0081165532                           O            02/01/33
    0


    8480891          736/736             F          358,000.00         ZZ
                                         360        356,861.49          1
                                       6.125          2,175.25         69
                                       5.875          2,175.25
    REDMOND          WA   98052          2            01/15/03         00
    0081165649                           05           03/01/03          0
    0081165649                           O            02/01/33
    0


    8480893          736/736             F          340,000.00         ZZ
                                         360        339,700.02          1
                                       6.625          2,177.06         46
                                       6.375          2,177.06
    LEXINGTON        MA   02421          5            01/15/03         00
    0081167876                           05           03/01/03          0
    0081167876                           O            02/01/33
    0


    8480895          736/736             F          805,000.00         ZZ
                                         360        804,217.58          1
                                       6.125          4,891.27         78
                                       5.875          4,891.27
    SUDBURY          MA   01776          2            01/17/03         00
    0081174682                           05           03/01/03          0
    0081174682                           O            02/01/33
    0


    8480897          736/736             F          539,000.00         ZZ
                                         360        538,463.42          1
                                       6.000          3,231.58         58
                                       5.750          3,231.58
    GEYSERVILLE      CA   95441          2            01/09/03         00
    0081175929                           05           03/01/03          0
    0081175929                           O            02/01/33
    0


    8480901          736/736             F          576,000.00         ZZ
                                         360        575,479.28          1
1


                                       6.500          3,640.72         80
                                       6.250          3,640.72
    WENHAM           MA   01984          5            01/17/03         00
    0081178733                           05           03/01/03          0
    0081178733                           O            02/01/33
    0


    8480905          736/736             F          531,300.00         ZZ
                                         360        530,807.90          1
                                       6.375          3,314.63         55
                                       6.125          3,314.63
    CHANDLER         AZ   85248          2            01/22/03         00
    0081184624                           03           03/01/03          0
    0081184624                           O            02/01/33
    0


    8480907          736/736             F          282,400.00         ZZ
                                         360        282,144.70          1
                                       6.500          1,784.97         80
                                       6.250          1,784.97
    DRAPER           UT   84020          2            01/10/03         00
    0081180945                           05           03/01/03          0
    0081180945                           O            02/01/33
    0


    8480909          736/736             F          440,000.00         ZZ
                                         360        439,582.51          1
                                       6.250          2,709.16         80
                                       6.000          2,709.16
    ATLANTA          GA   30307          2            01/13/03         00
    0081185936                           05           03/01/03          0
    0081185936                           O            02/01/33
    0


    8480911          736/736             F          260,000.00         ZZ
                                         360        259,764.95          1
                                       6.500          1,643.38         80
                                       6.250          1,643.38
    BEAVERTON        OR   97007          2            01/16/03         00
    0081189003                           05           03/01/03          0
    0081189003                           O            02/01/33
    0


    8480915          736/736             F          322,700.00         ZZ
                                         360        322,378.75          1
                                       6.000          1,934.75         68
                                       5.750          1,934.75
    GLENDALE         CA   91201          2            01/13/03         00
    0081191801                           05           03/01/03          0
1


    0081191801                           O            02/01/33
    0


    8480919          736/736             F          390,000.00         ZZ
                                         360        389,620.94          1
                                       6.125          2,369.69         61
                                       5.875          2,369.69
    POULSBO          WA   98370          2            01/09/03         00
    0081193021                           05           03/01/03          0
    0081193021                           O            02/01/33
    0


    8480921          736/736             F          675,000.00         ZZ
                                         360        674,418.84          1
                                       6.750          4,378.04         75
                                       6.500          4,378.04
    SUMNER           WA   98390          5            01/22/03         00
    0081193385                           05           03/01/03          0
    0081193385                           O            02/01/33
    0


    8480923          736/736             F          122,400.00         ZZ
                                         360        122,283.86          1
                                       6.250            753.64         80
                                       6.000            753.64
    PAGOSA SPRINGS   CO   81147          2            01/10/03         00
    0081197345                           05           03/01/03          0
    0081197345                           O            02/01/33
    0


    8480925          736/736             F          800,000.00         ZZ
                                         360        799,240.93          1
                                       6.250          4,925.74         56
                                       6.000          4,925.74
    NATICK           MA   01760          5            01/17/03         00
    0081197394                           05           03/01/03          0
    0081197394                           O            02/01/33
    0


    8480929          736/736             F          598,000.00         ZZ
                                         360        596,176.88          1
                                       6.375          3,730.75         67
                                       6.125          3,730.75
    GLADWYNE         PA   19035          2            01/17/03         00
    0081198228                           03           03/01/03          0
    0081198228                           O            02/01/33
    0


1


    8480935          736/736             F          410,000.00         ZZ
                                         360        409,610.97          1
                                       6.250          2,524.45         51
                                       6.000          2,524.45
    SALINAS          CA   93908          5            01/17/03         00
    0081198400                           05           03/01/03          0
    0081198400                           O            02/01/33
    0


    8480937          736/736             F          508,500.00         ZZ
                                         360        507,969.09          1
                                       5.750          2,967.47         60
                                       5.500          2,967.47
    LAGUNA HILLS     CA   92653          2            01/17/03         00
    0081199176                           03           03/01/03          0
    0081199176                           O            02/01/33
    0


    8480939          736/736             F          348,000.00         ZZ
                                         360        347,661.76          1
                                       6.125          2,114.49         74
                                       5.875          2,114.49
    PITTSBURG        CA   94565          2            01/16/03         00
    0081200602                           05           03/01/03          0
    0081200602                           O            02/01/33
    0


    8480943          736/736             F          724,000.00         ZZ
                                         360        723,329.43          1
                                       6.375          4,516.82         80
                                       6.125          4,516.82
    SAN DIEGO        CA   92128          1            01/13/03         00
    0081203895                           05           03/01/03          0
    0081203895                           O            02/01/33
    0


    8480945          736/736             F          158,000.00         ZZ
                                         360        157,853.66          1
                                       6.375            985.72         58
                                       6.125            985.72
    AGOURA HILLS     CA   91301          2            01/16/03         00
    0081204265                           01           03/01/03          0
    0081204265                           O            02/01/33
    0


    8480947          736/736             F          240,000.00         ZZ
                                         360        239,766.73          1
                                       6.125          1,458.27         80
                                       5.875          1,458.27
1


    MORENO VALLEY    CA   92557          2            01/15/03         00
    0081205627                           05           03/01/03          0
    0081205627                           O            02/01/33
    0


    8480949          736/736             F          104,800.00         ZZ
                                         360        104,711.95          1
                                       6.875            688.47         80
                                       6.625            688.47
    PORTLAND         OR   97217          5            01/15/03         00
    0081205973                           05           03/01/03          0
    0081205973                           O            02/01/33
    0


    8480953          736/736             F          320,000.00         T
                                         360        319,696.37          1
                                       6.250          1,970.30         80
                                       6.000          1,970.30
    SOUTH KINGSTON   RI   02879          1            01/23/03         00
    0081212045                           05           03/01/03          0
    0081212045                           O            02/01/33
    0


    8480959          736/736             F          472,000.00         ZZ
                                         360        471,583.56          1
                                       6.625          3,022.27         80
                                       6.375          3,022.27
    REDONDO BEACH    CA   90277          1            01/21/03         00
    0081217895                           05           03/01/03          0
    0081217895                           O            02/01/33
    0


    8480985          736/736             F          402,400.00         ZZ
                                         360        402,008.89          1
                                       6.125          2,445.03         80
                                       5.875          2,445.03
    LOMITA           CA   90717          2            01/23/03         00
    0081234957                           05           03/01/03          0
    0081234957                           O            02/01/33
    0


    8480993          736/736             F          525,000.00         ZZ
                                         360        524,477.35          1
                                       6.000          3,147.65         47
                                       5.750          3,147.65
    DELRAY BEACH     FL   33483          1            01/22/03         00
    0081235640                           05           03/01/03          0
    0081235640                           O            02/01/33
    0
1




    8480997          736/736             F          308,000.00         ZZ
                                         360        307,721.56          1
                                       6.500          1,946.77         80
                                       6.250          1,946.77
    HAUPPAUGE        NY   11788          1            01/21/03         00
    0081236143                           05           03/01/03          0
    0081236143                           O            02/01/33
    0


    8481003          736/736             F          500,000.00         ZZ
                                         360        499,490.23          1
                                       5.875          2,957.69         58
                                       5.625          2,957.69
    SEAL BEACH       CA   90740          1            01/16/03         00
    0081240442                           05           03/01/03          0
    0081240442                           O            02/01/33
    0


    8481007          736/736             F          400,000.00         ZZ
                                         360        398,172.29          1
                                       6.500          2,528.27         67
                                       6.250          2,528.27
    NORTH ATTLEBORO  MA   02760          1            09/30/02         00
    0106294390                           05           11/01/02          0
    0106294390                           O            10/01/32
    0


    8481013          736/736             F          480,000.00         ZZ
                                         360        476,956.86          1
                                       5.750          2,801.15         79
                                       5.500          2,801.15
    NEWTOWN SQUARE   PA   19073          1            08/28/02         00
    0107018756                           05           10/01/02          0
    0107018756                           O            09/01/32
    0


    8481019          736/736             F          340,000.00         ZZ
                                         360        339,337.39          1
                                       6.125          2,065.88         80
                                       5.875          2,065.88
    LANDIS           NC   28088          2            12/11/02         00
    0107165078                           05           02/01/03          0
    0107165078                           O            01/01/33
    0


    8481027          736/736             F          216,000.00         ZZ
                                         360        215,818.53          1
1


                                       6.875          1,418.97         80
                                       6.625          1,418.97
    NEWTON           NJ   07860          1            01/17/03         00
    0107262834                           05           03/01/03          0
    0107262834                           O            02/01/33
    0


    8481031          736/736             F          325,000.00         ZZ
                                         360        324,351.30          1
                                       6.000          1,948.54         74
                                       5.750          1,948.54
    BROOKEVILLE      MD   20833          5            12/20/02         00
    0107300642                           03           02/01/03          0
    0107300642                           O            01/01/33
    0


    8481035          736/736             F          520,000.00         ZZ
                                         360        518,401.70          1
                                       5.875          3,076.00         80
                                       5.625          3,076.00
    BLUE BELL        PA   19422          2            11/14/02         00
    0107319246                           03           01/01/03          0
    0107319246                           O            12/01/32
    0


    8481039          736/736             F          600,000.00         ZZ
                                         360        599,373.56          1
                                       5.750          3,501.44         73
                                       5.500          3,501.44
    BROOKLYN         NY   11210          1            01/16/03         00
    0107322422                           05           03/01/03          0
    0107322422                           O            02/01/33
    0


    8481049          736/736             F          747,500.00         T
                                         360        739,711.18          1
                                       6.750          4,848.28         65
                                       6.500          4,848.28
    BETHANY BEACH    DE   19930          1            11/01/02         00
    0107329401                           05           12/01/02          0
    0107329401                           O            11/01/32
    0


    8481055          736/736             F          320,000.00         ZZ
                                         360        319,405.65          1
                                       6.375          1,996.39         76
                                       6.125          1,996.39
    BROOKLINE        MA   02445          5            12/02/02         00
    0107337511                           06           02/01/03          0
1


    0107337511                           O            01/01/33
    0


    8481059          736/736             F          440,800.00         ZZ
                                         360        439,113.85          1
                                       6.250          2,714.09         85
                                       6.000          2,714.09
    SAN MARCOS       CA   92078          1            10/23/02         04
    0107337545                           03           12/01/02         12
    0107337545                           O            11/01/32
    0


    8481063          736/736             F          502,000.00         ZZ
                                         360        500,033.34          1
                                       6.125          3,050.20         73
                                       5.875          3,050.20
    IJAMSVILLE       MD   21754          2            11/01/02         00
    0107370744                           03           12/01/02          0
    0107370744                           O            11/01/32
    0


    8481067          736/736             F          325,300.00         ZZ
                                         360        324,276.19          1
                                       5.750          1,898.37         64
                                       5.500          1,898.37
    GROTON           MA   01450          2            11/13/02         00
    0107407694                           05           01/01/03          0
    0107407694                           O            12/01/32
    0


    8481071          736/736             F          380,000.00         ZZ
                                         360        378,912.67          1
                                       6.250          2,339.73         89
                                       6.000          2,339.73
    CANTON           MI   48188          4            11/26/02         04
    0107469512                           05           01/01/03         25
    0107469512                           O            12/01/32
    0


    8481073          736/736             F          350,440.00         ZZ
                                         360        349,789.12          1
                                       6.375          2,186.29         80
                                       6.125          2,186.29
    MANASSAS         VA   20112          1            12/17/02         00
    0107474801                           03           02/01/03          0
    0107474801                           O            01/01/33
    0


1


    8481081          736/736             F          230,000.00         ZZ
                                         360        229,771.03          1
                                       6.000          1,378.97         80
                                       5.750          1,378.97
    GRANTS PASS      OR   97527          2            01/17/03         00
    0107489908                           05           03/01/03          0
    0107489908                           O            02/01/33
    0


    8481085          736/736             F          460,000.00         ZZ
                                         360        458,775.71          1
                                       6.625          2,945.43         80
                                       6.375          2,945.43
    SANTA MONICA     CA   90405          1            11/22/02         00
    0107490104                           05           01/01/03          0
    0107490104                           O            12/01/32
    0


    8481091          736/736             F           97,600.00         ZZ
                                         360         97,518.00          1
                                       6.875            641.17         80
                                       6.625            641.17
    TUCSON           AZ   85743          4            01/13/03         00
    0107492340                           27           03/01/03          0
    0107492340                           O            02/01/33
    0


    8481097          736/736             F           79,000.00         ZZ
                                         360         78,928.58          1
                                       6.500            499.34         45
                                       6.250            499.34
    DELMAR           NY   12054          2            01/09/03         00
    0107516866                           05           03/01/03          0
    0107516866                           O            02/01/33
    0


    8481103          736/736             F          750,000.00         ZZ
                                         360        747,801.95          1
                                       6.125          4,557.08         77
                                       5.875          4,557.08
    ATLANTA          GA   30327          1            11/18/02         00
    0107518193                           05           01/01/03          0
    0107518193                           O            12/01/32
    0


    8481111          736/736             F          290,000.00         ZZ
                                         360        289,737.83          1
                                       6.500          1,833.00         58
                                       6.250          1,833.00
1


    LOS ANGELES      CA   90066          5            01/14/03         00
    0107518839                           05           03/01/03          0
    0107518839                           O            02/01/33
    0


    8481125          736/736             F          115,000.00         ZZ
                                         360        114,893.48          1
                                       6.375            717.46         68
                                       6.125            717.46
    MONMOUTH BEACH   NJ   07750          1            01/17/03         00
    0107554255                           01           03/01/03          0
    0107554255                           O            02/01/33
    0


    8481131          736/736             F           50,000.00         ZZ
                                         360         49,952.56          1
                                       6.250            307.86         46
                                       6.000            307.86
    MANALAPAN        NJ   07726          1            01/09/03         00
    0107563041                           01           03/01/03          0
    0107563041                           O            02/01/33
    0


    8481139          736/736             F          413,520.00         ZZ
                                         360        412,674.73          1
                                       5.875          2,446.13         80
                                       5.625          2,446.13
    TRACY            CA   95304          1            12/01/02         00
    0107565434                           03           02/01/03          0
    0107565434                           O            01/01/33
    0


    8481149          736/736             F          310,000.00         ZZ
                                         360        308,837.14          1
                                       6.000          1,858.61         57
                                       5.750          1,858.61
    WEST CHESTER     PA   19380          2            12/19/02         00
    0107571911                           05           02/01/03          0
    0107571911                           O            01/01/33
    0


    8481155          736/736             F          147,000.00         ZZ
                                         360        146,873.44          1
                                       6.750            953.44         79
                                       6.500            953.44
    TARRYTOWN        NY   10591          1            01/24/03         00
    0107584815                           01           03/01/03          0
    0107584815                           O            02/01/33
    0
1




    8481167          736/736             F          367,500.00         ZZ
                                         360        367,134.15          1
                                       6.000          2,203.35         63
                                       5.750          2,203.35
    KATONAH          NY   10536          5            01/14/03         00
    0107585432                           05           03/01/03          0
    0107585432                           O            02/01/33
    0


    8481173          736/736             F          492,000.00         ZZ
                                         360        489,764.72          1
                                       6.750          3,191.10         80
                                       6.500          3,191.10
    HOLLAND          MI   49423          1            12/02/02         00
    0107588204                           05           01/01/03          0
    0107588204                           O            12/01/32
    0


    8481181          736/736             F          238,400.00         ZZ
                                         360        238,189.66          1
                                       6.625          1,526.51         80
                                       6.375          1,526.51
    ASHEVILLE        NC   28803          1            01/21/03         00
    0107598682                           05           03/01/03          0
    0107598682                           O            02/01/33
    0


    8481189          736/736             F          388,000.00         ZZ
                                         360        387,594.90          1
                                       5.750          2,264.27         50
                                       5.500          2,264.27
    PASADENA         MD   21122          2            01/08/03         00
    0107599284                           05           03/01/03          0
    0107599284                           O            02/01/33
    0


    8481195          736/736             F          890,000.00         ZZ
                                         360        889,175.68          1
                                       6.375          5,552.45         56
                                       6.125          5,552.45
    DARIEN           CT   06820          5            01/17/03         00
    0107601494                           05           03/01/03          0
    0107601494                           O            02/01/33
    0


    8481201          736/736             F          244,800.00         ZZ
                                         360        244,577.03          1
1


                                       6.500          1,547.31         79
                                       6.250          1,547.31
    PLAINFIELD       IL   60544          2            01/10/03         00
    0107615312                           05           03/01/03          0
    0107615312                           O            02/01/33
    0


    8481209          736/736             F          390,000.00         ZZ
                                         360        388,910.56          1
                                       6.375          2,433.10         80
                                       6.125          2,433.10
    PRINCETON JUNCT  NJ   08550          1            11/26/02         00
    0107617581                           05           01/01/03          0
    0107617581                           O            12/01/32
    0


    8481215          736/736             F          125,000.00         ZZ
                                         360        124,881.39          1
                                       6.250            769.65         14
                                       6.000            769.65
    SAN JOSE         CA   95135          5            01/09/03         00
    0107622490                           05           03/01/03          0
    0107622490                           O            02/01/33
    0


    8481225          736/736             F          415,400.00         ZZ
                                         360        415,005.85          1
                                       6.250          2,557.69         80
                                       6.000          2,557.69
    SOUTH EASTON     MA   02375          1            01/21/03         00
    0107623944                           05           03/01/03          0
    0107623944                           O            02/01/33
    0


    8481231          736/736             F          287,000.00         ZZ
                                         360        286,714.28          1
                                       6.000          1,720.72         69
                                       5.750          1,720.72
    TORRANCE         CA   90505          2            01/16/03         00
    0107626673                           05           03/01/03          0
    0107626673                           O            02/01/33
    0


    8481237          736/736             F          455,000.00         ZZ
                                         360        454,617.74          1
                                       6.875          2,989.03         70
                                       6.625          2,989.03
    JAMAICA PLAIN    MA   02130          5            01/21/03         00
    0107632408                           05           03/01/03          0
1


    0107632408                           O            02/01/33
    0


    8481243          736/736             F          274,000.00         ZZ
                                         360        273,720.64          1
                                       5.875          1,620.82         70
                                       5.625          1,620.82
    HAUPPAUGE        NY   11788          5            01/22/03         00
    0107633687                           05           03/01/03          0
    0107633687                           O            02/01/33
    0


    8481291          736/736             F          380,500.00         ZZ
                                         360        380,147.58          1
                                       6.375          2,373.83         39
                                       6.125          2,373.83
    DULUTH           GA   30097          5            01/14/03         00
    0107637365                           03           03/01/03          0
    0107637365                           O            02/01/33
    0


    8481297          736/736             F          430,000.00         ZZ
                                         360        429,571.93          1
                                       6.000          2,578.07         75
                                       5.750          2,578.07
    SOLANA BEACH     CA   92014          2            01/02/03         00
    0107647646                           01           03/01/03          0
    0107647646                           O            02/01/33
    0


    8481305          736/736             F          134,400.00         ZZ
                                         360        134,257.90          1
                                       6.750            871.72         80
                                       6.500            871.72
    BEAVERTON        OR   97006          1            01/16/03         00
    0107653743                           05           03/01/03          0
    0107653743                           O            02/01/33
    0


    8481313          736/736             F          390,000.00         ZZ
                                         360        389,655.90          1
                                       6.625          2,497.22         58
                                       6.375          2,497.22
    MELBOURNE        FL   32940          2            01/23/03         00
    0107655177                           03           03/01/03          0
    0107655177                           O            02/01/33
    0


1


    8481321          736/736             F          400,000.00         ZZ
                                         360        399,238.95          1
                                       6.250          2,462.87         77
                                       6.000          2,462.87
    WESTFORD         MA   01886          5            12/23/02         00
    0107751554                           05           02/01/03          0
    0107751554                           O            01/01/33
    0


    8481325          736/736             F          850,000.00         ZZ
                                         360        847,515.63          1
                                       6.375          5,302.90         63
                                       6.125          5,302.90
    SAN RAFAEL       CA   94901          2            01/15/03         00
    0107751588                           05           03/01/03          0
    0107751588                           O            02/01/33
    0


    8481337          736/736             F          134,540.00         ZZ
                                         360        134,406.06          1
                                       6.000            806.64         80
                                       5.750            806.64
    GREENSBORO       NC   27407          1            01/17/03         00
    0107753881                           03           03/01/03          0
    0107753881                           O            02/01/33
    0


    8481345          736/736             F          560,000.00         ZZ
                                         360        559,529.52          1
                                       6.875          3,678.81         80
                                       6.625          3,678.81
    SAN FRANCISCO    CA   94122          5            01/15/03         00
    0107755662                           05           03/01/03          0
    0107755662                           O            02/01/33
    0


    8481351          736/736             F          425,600.00         ZZ
                                         360        425,215.24          1
                                       6.500          2,690.09         80
                                       6.250          2,690.09
    SANTA CLARA      CA   95051          1            01/09/03         00
    0107759714                           05           03/01/03          0
    0107759714                           O            02/01/33
    0


    8481357          736/736             F          440,000.00         ZZ
                                         360        439,572.34          1
                                       6.125          2,673.49         80
                                       5.875          2,673.49
1


    SOQUEL           CA   95073          5            01/14/03         00
    0107761140                           05           03/01/03          0
    0107761140                           O            02/01/33
    0


    8481363          736/736             F          390,000.00         ZZ
                                         360        389,275.64          1
                                       6.375          2,433.10         87
                                       6.125          2,433.10
    CROFTON          MD   21114          2            12/24/02         10
    0107762718                           03           02/01/03         25
    0107762718                           O            01/01/33
    0


    8481369          736/736             F           80,600.00         ZZ
                                         360         80,527.13          1
                                       6.500            509.45         44
                                       6.250            509.45
    ORLANDO          FL   32803          5            01/14/03         00
    0107763229                           05           03/01/03          0
    0107763229                           O            02/01/33
    0


    8481371          736/736             F          420,000.00         ZZ
                                         360        419,601.48          1
                                       6.250          2,586.02         80
                                       6.000          2,586.02
    LEHI             UT   84043          4            01/17/03         00
    0107763468                           05           03/01/03          0
    0107763468                           O            02/01/33
    0


    8481377          736/736             F          316,000.00         ZZ
                                         360        315,727.93          1
                                       6.750          2,049.57         80
                                       6.500          2,049.57
    SAN LORENZO      CA   94580          1            01/14/03         00
    0107763880                           05           03/01/03          0
    0107763880                           O            02/01/33
    0


    8481383          736/736             F          360,000.00         ZZ
                                         360        359,697.55          2
                                       6.875          2,364.95         80
                                       6.625          2,364.95
    ASTORIA          NY   11106          1            01/24/03         00
    0107765745                           05           03/01/03          0
    0107765745                           O            02/01/33
    0
1




    8481391          736/736             F          171,000.00         ZZ
                                         360        170,837.74          1
                                       6.250          1,052.88         71
                                       6.000          1,052.88
    FREMONT          CA   94536          1            01/17/03         00
    0107768376                           01           03/01/03          0
    0107768376                           O            02/01/33
    0


    8481393          736/736             F          515,100.00         ZZ
                                         360        514,587.21          1
                                       6.000          3,088.29         63
                                       5.750          3,088.29
    JAMUL            CA   91935          5            01/21/03         00
    0107769358                           05           03/01/03          0
    0107769358                           O            02/01/33
    0


    8481399          736/736             F           70,000.00         ZZ
                                         360         69,935.17          1
                                       6.375            436.71         24
                                       6.125            436.71
    AUBURN           CA   95602          2            01/16/03         00
    0107777823                           03           03/01/03          0
    0107777823                           O            02/01/33
    0


    8481403          736/736             F          421,000.00         ZZ
                                         360        420,590.80          1
                                       6.125          2,558.05         56
                                       5.875          2,558.05
    ALEXANDRIA       VA   22314          2            01/03/03         00
    0107778557                           09           03/01/03          0
    0107778557                           O            02/01/33
    0


    8481407          736/736             F          338,000.00         ZZ
                                         360        334,481.13          1
                                       5.875          1,999.40         60
                                       5.625          1,999.40
    DAVIS            CA   95616          2            01/16/03         00
    0107781056                           05           03/01/03          0
    0107781056                           O            02/01/33
    0


    8481411          736/736             F          386,000.00         ZZ
                                         360        385,624.83          1
1


                                       6.125          2,345.38         78
                                       5.875          2,345.38
    SOUTH KINGSTOWN  RI   02879          2            01/06/03         00
    0107781825                           05           03/01/03          0
    0107781825                           O            02/01/33
    0


    8481415          736/736             F          677,500.00         ZZ
                                         360        676,809.26          1
                                       5.875          4,007.67         42
                                       5.625          4,007.67
    ATLANTA          GA   30327          2            01/10/03         00
    0107784886                           03           03/01/03          0
    0107784886                           O            02/01/33
    0


    8481421          736/736             F          921,000.00         ZZ
                                         360        919,126.11          1
                                       6.250          5,670.76         59
                                       6.000          5,670.76
    MANHATTAN BEACH  CA   90266          2            01/16/03         00
    0107785784                           05           03/01/03          0
    0107785784                           O            02/01/33
    0


    8481425          736/736             F          846,000.00         ZZ
                                         360        845,197.28          3
                                       6.250          5,208.97         75
                                       6.000          5,208.97
    SAN FRANCISCO    CA   94131          2            01/17/03         00
    0107786709                           05           03/01/03          0
    0107786709                           O            02/01/33
    0


    8481429          736/736             F          368,000.00         ZZ
                                         360        367,650.83          1
                                       6.250          2,265.84         80
                                       6.000          2,265.84
    EVERETT          WA   98203          1            01/10/03         00
    0107787491                           03           03/01/03          0
    0107787491                           O            02/01/33
    0


    8481435          736/736             F          370,000.00         ZZ
                                         360        369,648.92          1
                                       6.250          2,278.16         69
                                       6.000          2,278.16
    SAN JOSE         CA   95148          5            01/17/03         00
    0107787046                           05           03/01/03          0
1


    0107787046                           O            02/01/33
    0


    8481439          736/736             F          400,000.00         ZZ
                                         360        399,592.17          1
                                       5.875          2,366.16         75
                                       5.625          2,366.16
    SAN JOSE         CA   95128          5            01/10/03         00
    0107808339                           05           03/01/03          0
    0107808339                           O            02/01/33
    0


    8481445          736/736             F          480,000.00         ZZ
                                         360        479,522.15          1
                                       6.000          2,877.85         80
                                       5.750          2,877.85
    GRANITE BAY      CA   95746          5            01/17/03         00
    0107809204                           03           03/01/03          0
    0107809204                           O            02/01/33
    0


    8481449          736/736             F          560,000.00         ZZ
                                         360        558,979.43          1
                                       6.375          3,493.68         80
                                       6.125          3,493.68
    SANTA ROSA       CA   95409          2            01/21/03         00
    0107813248                           05           03/01/03          0
    0107813248                           O            02/01/33
    0


    8481453          736/736             F          249,000.00         ZZ
                                         360        248,746.13          1
                                       5.875          1,472.93         72
                                       5.625          1,472.93
    SAN JOSE         CA   95127          1            01/16/03         00
    0107813420                           05           03/01/03          0
    0107813420                           O            02/01/33
    0


    8481457          736/736             F          161,000.00         ZZ
                                         360        160,835.85          1
                                       5.875            952.38         60
                                       5.625            952.38
    TAOS             NM   87571          2            01/16/03         00
    0107817900                           05           03/01/03          0
    0107817900                           O            02/01/33
    0


1


    8481461          736/736             F           88,000.00         ZZ
                                         360         87,914.47          1
                                       6.125            534.70         70
                                       5.875            534.70
    POMONA           CA   91768          5            01/17/03         00
    0107820979                           03           03/01/03          0
    0107820979                           O            02/01/33
    0


    8481465          736/736             F          310,000.00         ZZ
                                         360        309,739.56          2
                                       6.875          2,036.48         73
                                       6.625          2,036.48
    STATEN ISLAND    NY   10314          1            01/17/03         00
    0107822256                           05           03/01/03          0
    0107822256                           O            02/01/33
    0


    8481471          736/736             F          444,500.00         ZZ
                                         360        444,078.23          1
                                       6.250          2,736.87         70
                                       6.000          2,736.87
    EVERGREEN        CO   80439          5            01/23/03         00
    0107824856                           05           03/01/03          0
    0107824856                           O            02/01/33
    0


    8481477          736/736             F          996,000.00         ZZ
                                         360        995,008.47          1
                                       6.000          5,971.53         63
                                       5.750          5,971.53
    LAKE OSWEGO      OR   97034          2            01/22/03         00
    0107825051                           05           03/01/03          0
    0107825051                           O            02/01/33
    0


    8481481          736/736             F          144,600.00         ZZ
                                         360        144,481.47          1
                                       7.000            962.03         71
                                       6.750            962.03
    PEORIA           AZ   85381          1            01/21/03         00
    0107826067                           03           03/01/03          0
    0107826067                           O            02/01/33
    0


    8481485          736/736             F          367,500.00         ZZ
                                         360        366,817.43          1
                                       6.375          2,292.72         67
                                       6.125          2,292.72
1


    KENSINGTON       CA   94708          2            12/20/02         00
    0107828360                           05           02/01/03          0
    0107828360                           O            01/01/33
    0


    8481491          736/736             F          620,000.00         ZZ
                                         360        619,439.50          1
                                       6.500          3,918.83         80
                                       6.250          3,918.83
    SAN JOSE         CA   95123          2            01/23/03         00
    0107828758                           05           03/01/03          0
    0107828758                           O            02/01/33
    0


    8481497          736/736             F          209,000.00         ZZ
                                         360        208,796.86          1
                                       6.125          1,269.91         65
                                       5.875          1,269.91
    ROSEVILLE        CA   95661          5            01/17/03         00
    0107828774                           05           03/01/03          0
    0107828774                           O            02/01/33
    0


    8481509          736/736             F          151,600.00         ZZ
                                         360        151,162.95          1
                                       6.500            958.22         80
                                       6.250            958.22
    COLORADO SPRING  CO   80919          1            01/17/03         00
    0107849465                           05           03/01/03          0
    0107849465                           O            02/01/33
    0


    8481515          736/736             F          420,000.00         ZZ
                                         360        419,610.99          1
                                       6.375          2,620.26         78
                                       6.125          2,620.26
    DEERFIELD        NY   13502          1            01/24/03         00
    0107852253                           05           03/01/03          0
    0107852253                           O            02/01/33
    0


    8481521          736/736             F          236,000.00         ZZ
                                         360        235,791.78          1
                                       6.625          1,511.14         80
                                       6.375          1,511.14
    STANWOOD         WA   98292          2            01/21/03         00
    0107865008                           05           03/01/03          0
    0107865008                           O            02/01/33
    0
1




    8481529          736/736             F          600,000.00         ZZ
                                         360        599,416.83          1
                                       6.125          3,645.67         80
                                       5.875          3,645.67
    SAN CLEMENTE     CA   92672          1            01/23/03         00
    0107887739                           05           03/01/03          0
    0107887739                           O            02/01/33
    0


    8496143          134/134             F          405,000.00         ZZ
                                         360        404,191.62          1
                                       6.000          2,428.18         71
                                       5.750          2,428.18
    TUCSON           AZ   85718          2            12/12/02         00
    0012934212                           05           02/01/03          0
    0012934212                           O            01/01/33
    0


    8496145          134/134             F          520,000.00         ZZ
                                         360        519,010.63          1
                                       6.250          3,201.73         65
                                       6.000          3,201.73
    LAFAYETTE        LA   70508          2            12/30/02         00
    0012934832                           03           02/01/03          0
    0012934832                           O            01/01/33
    0


    8496147          134/134             F          325,000.00         ZZ
                                         360        324,001.06          1
                                       5.875          1,922.50         77
                                       5.625          1,922.50
    SCOTTSDALE       AZ   85254          1            12/02/02         00
    0012939963                           05           01/01/03          0
    0012939963                           O            12/01/32
    0


    8496149          134/134             F          472,500.00         ZZ
                                         360        471,622.41          1
                                       6.375          2,947.79         70
                                       6.125          2,947.79
    INDIANAPOLIS     IN   46220          5            12/12/02         00
    0012953352                           05           02/01/03          0
    0012953352                           O            01/01/33
    0


    8496151          134/134             F          425,000.00         ZZ
                                         360        424,266.10          1
1


                                       6.750          2,756.55         62
                                       6.500          2,756.55
    INDIANAPOLIS     IN   46220          2            12/09/02         00
    0012955423                           05           02/01/03          0
    0012955423                           O            01/01/33
    0


    8496153          134/134             F          364,000.00         ZZ
                                         360        363,654.61          1
                                       6.250          2,241.22         78
                                       6.000          2,241.22
    SHAKER HEIGHTS   OH   44120          2            01/15/03         00
    0012960357                           05           03/01/03          0
    0012960357                           O            02/01/33
    0


    8496155          134/134             F          511,500.00         ZZ
                                         360        510,503.16          1
                                       6.125          3,107.93         84
                                       5.875          3,107.93
    THE WOODLANDS    TX   77381          2            12/16/02         14
    0012960712                           03           02/01/03         12
    0012960712                           O            01/01/33
    0


    8496157          134/134             F          636,000.00         ZZ
                                         360        634,901.74          1
                                       6.750          4,125.09         67
                                       6.500          4,125.09
    SPRING LAKE      MI   49456          5            12/09/02         00
    0012961538                           05           02/01/03          0
    0012961538                           O            01/01/33
    0


    8496159          134/134             F          345,600.00         ZZ
                                         360        344,825.86          1
                                       6.125          2,099.91         73
                                       5.875          2,099.91
    ARLINGTON HEIGH  IL   60004          2            12/12/02         00
    0012965331                           05           02/01/03          0
    0012965331                           O            01/01/33
    0


    8496161          134/134             F          623,000.00         ZZ
                                         360        621,869.65          1
                                       6.500          3,937.79         70
                                       6.250          3,937.79
    CHICAGO          IL   60646          5            12/13/02         00
    0012966198                           05           02/01/03          0
1


    0012966198                           O            01/01/33
    0


    8496163          134/134             F          498,750.00         ZZ
                                         360        497,623.84          1
                                       6.375          3,111.56         72
                                       6.125          3,111.56
    ST JOSEPH        MI   49085          5            12/05/02         00
    0012975488                           05           02/01/03          0
    0012975488                           O            01/01/33
    0


    8496165          134/134             F          695,000.00         ZZ
                                         360        693,857.29          1
                                       7.000          4,623.86         27
                                       6.750          4,623.86
    CHICAGO          IL   60611          2            12/20/02         00
    0012976056                           09           02/01/03          0
    0012976056                           O            01/01/33
    0


    8496167          134/134             F          450,000.00         ZZ
                                         360        447,753.03          1
                                       6.375          2,807.42         67
                                       6.125          2,807.42
    ST CHARLES       IL   60175          5            12/06/02         00
    0012992582                           05           02/01/03          0
    0012992582                           O            01/01/33
    0


    8496169          134/134             F          575,000.00         ZZ
                                         360        573,905.98          1
                                       6.250          3,540.38         69
                                       6.000          3,540.38
    NEW ORLEANS      LA   70115          5            12/23/02         00
    0013005194                           05           02/01/03          0
    0013005194                           O            01/01/33
    0


    8496171          134/134             F          400,001.00         ZZ
                                         360        399,630.52          1
                                       6.375          2,495.49         31
                                       6.125          2,495.49
    OAKLAND TWP      MI   48306          2            01/08/03         00
    0013009071                           05           03/01/03          0
    0013009071                           O            02/01/33
    0


1


    8496175          134/134             F          500,000.00         ZZ
                                         360        499,525.58          1
                                       6.250          3,078.59         58
                                       6.000          3,078.59
    BARRINGTON       IL   60010          5            01/02/03         00
    0013018882                           05           03/01/03          0
    0013018882                           O            02/01/33
    0


    8496177          134/134             F          441,300.00         ZZ
                                         360        440,519.13          1
                                       6.625          2,825.70         75
                                       6.375          2,825.70
    LOUISVILLE       KY   40222          2            12/23/02         00
    0013019286                           05           02/01/03          0
    0013019286                           O            01/01/33
    0


    8496211          134/134             F          328,000.00         ZZ
                                         360        327,419.63          1
                                       6.625          2,100.22         80
                                       6.375          2,100.22
    OSTRANDER        OH   43061          2            12/09/02         00
    0013022868                           05           02/01/03          0
    0013022868                           O            01/01/33
    0


    8496213          134/134             F          393,000.00         ZZ
                                         360        392,234.11          1
                                       6.125          2,387.91         80
                                       5.875          2,387.91
    PHOENIX          AZ   85044          1            12/09/02         00
    0013024427                           05           02/01/03          0
    0013024427                           O            01/01/33
    0


    8496215          134/134             F          496,000.00         ZZ
                                         360        494,580.75          1
                                       6.250          3,053.96         69
                                       6.000          3,053.96
    GRANGER          IN   46530          5            11/26/02         00
    0013024740                           05           01/01/03          0
    0013024740                           O            12/01/32
    0


    8496219          134/134             F          329,912.00         ZZ
                                         343        328,909.78          1
                                       6.500          2,119.29         83
                                       6.250          2,119.29
1


    JAMESTOWN        CO   80455          1            11/20/02         10
    0011228517                           05           01/01/03         12
    0011228517                           O            07/01/31
    0


    8496221          134/134             F          645,113.00         ZZ
                                         347        641,445.25          1
                                       6.125          3,971.53         76
                                       5.875          3,971.53
    LAFAYETTE        LA   70508          2            12/01/02         00
    0011759032                           05           01/01/03          0
    0011759032                           O            11/01/31
    0


    8496223          134/134             F          496,000.00         ZZ
                                         348        495,006.93          1
                                       6.375          3,130.22         75
                                       6.125          3,130.22
    WICKENBURG       AZ   85390          1            12/18/02         00
    0011878246                           05           02/01/03          0
    0011878246                           O            01/01/32
    0


    8496225          134/134             F          348,215.00         ZZ
                                         360        347,583.70          1
                                       6.500          2,200.96         90
                                       6.250          2,200.96
    PLAINFIELD       IL   60544          1            12/17/02         10
    0012500377                           05           02/01/03         25
    0012500377                           O            01/01/33
    0


    8496227          134/134             F          463,400.00         ZZ
                                         360        461,178.49          1
                                       6.250          2,853.24         58
                                       6.000          2,853.24
    COLORADO SPRING  CO   80919          2            09/20/02         00
    0012745451                           05           11/01/02          0
    0012745451                           O            10/01/32
    0


    8496229          134/134             F          367,500.00         ZZ
                                         360        366,448.42          1
                                       6.250          2,262.77         74
                                       6.000          2,262.77
    COLORADO SPRING  CO   80908          5            11/27/02         00
    0012751319                           05           01/01/03          0
    0012751319                           O            12/01/32
    0
1




    8496231          134/134             F          456,000.00         ZZ
                                         360        454,726.21          1
                                       6.375          2,844.85         80
                                       6.125          2,844.85
    COLORADO SPRING  CO   80906          2            11/25/02         00
    0012751335                           05           01/01/03          0
    0012751335                           O            12/01/32
    0


    8496233          134/134             F          379,000.00         ZZ
                                         360        377,309.52          1
                                       6.625          2,426.78         73
                                       6.375          2,426.78
    GRAND BLANC      MI   48439          2            09/13/02         00
    0012752770                           05           11/01/02          0
    0012752770                           O            10/01/32
    0


    8496239          134/134             F          482,300.00         ZZ
                                         360        479,864.28          1
                                       6.500          3,048.47         76
                                       6.250          3,048.47
    ELMHURST         IL   60126          2            09/09/02         00
    0012760674                           05           11/01/02          0
    0012760674                           O            10/01/32
    0


    8496241          134/134             F          420,000.00         ZZ
                                         240        418,158.72          1
                                       6.250          3,069.90         80
                                       6.000          3,069.90
    LANDENBERG       PA   19350          5            12/21/02         00
    0012814943                           05           02/01/03          0
    0012814943                           O            01/01/23
    0


    8496243          134/134             F          656,000.00         ZZ
                                         360        653,721.63          1
                                       6.750          4,254.81         64
                                       6.500          4,254.81
    BARRINGTON HILL  IL   60010          2            10/30/02         00
    0012837555                           05           12/01/02          0
    0012837555                           O            11/01/32
    0


    8496247          134/134             F          534,000.00         ZZ
                                         360        533,008.19          1
1


                                       6.375          3,331.47         67
                                       6.125          3,331.47
    FT COLLINS       CO   80526          2            12/05/02         00
    0012867636                           05           02/01/03          0
    0012867636                           O            01/01/33
    0


    8496249          134/134             F          450,000.00         ZZ
                                         360        448,504.25          1
                                       6.125          2,734.25         71
                                       5.875          2,734.25
    WILMETTE         IL   60091          1            12/02/02         00
    0012879136                           05           01/01/03          0
    0012879136                           O            12/01/32
    0


    8496251          134/134             F          415,000.00         ZZ
                                         240        413,251.66          1
                                       6.250          3,033.36         62
                                       6.000          3,033.36
    BERWYN           PA   19312          2            12/23/02         00
    0012880142                           05           02/01/03          0
    0012880142                           O            01/01/23
    0


    8496253          134/134             F          500,000.00         ZZ
                                         360        499,514.02          1
                                       6.125          3,038.06         80
                                       5.875          3,038.06
    MERCER ISLAND    WA   98040          1            01/15/03         00
    0013026281                           05           03/01/03          0
    0013026281                           O            02/01/33
    0


    8496255          134/134             F          536,250.00         ZZ
                                         360        535,277.81          1
                                       6.500          3,389.47         75
                                       6.250          3,389.47
    SPRING LAKE      MI   49456          5            12/16/02         00
    0013030168                           05           02/01/03          0
    0013030168                           O            01/01/33
    0


    8496257          134/134             F          450,000.00         ZZ
                                         360        449,203.75          1
                                       6.625          2,881.40         55
                                       6.375          2,881.40
    ADA              MI   49301          1            12/30/02         00
    0013083662                           05           02/01/03          0
1


    0013083662                           O            01/01/33
    0


    8496259          134/134             F          630,000.00         ZZ
                                         360        628,772.23          1
                                       6.125          3,827.95         53
                                       5.875          3,827.95
    PARADISE VALLEY  AZ   85253          2            12/24/02         00
    0013030671                           05           02/01/03          0
    0013030671                           O            01/01/33
    0


    8496263          134/134             F          484,000.00         ZZ
                                         360        483,562.46          1
                                       6.500          3,059.21         38
                                       6.250          3,059.21
    EVANSTON         IL   60201          2            01/15/03         00
    0013032065                           05           03/01/03          0
    0013032065                           O            02/01/33
    0


    8496265          134/134             F          822,000.00         T
                                         360        820,580.56          1
                                       6.750          5,331.48         65
                                       6.500          5,331.48
    GRANBY           CO   80446          2            12/30/02         00
    0013034517                           05           02/01/03          0
    0013034517                           O            01/01/33
    0


    8496267          134/134             F          999,999.00         ZZ
                                         360        999,072.79          1
                                       6.375          6,238.70         61
                                       6.125          6,238.70
    LAFAYETTE        CO   80026          2            01/10/03         00
    0013034525                           05           03/01/03          0
    0013034525                           O            02/01/33
    0


    8496269          134/134             F          340,000.00         ZZ
                                         360        339,692.63          1
                                       6.500          2,149.04         80
                                       6.250          2,149.04
    BEAVERCREEK      OH   45440          2            01/15/03         00
    0013037874                           05           03/01/03          0
    0013037874                           O            02/01/33
    0


1


    8496271          134/134             F          570,000.00         ZZ
                                         360        569,459.16          1
                                       6.250          3,509.59         75
                                       6.000          3,509.59
    NEW ORLEANS      LA   70115          5            01/16/03         00
    0013038153                           05           03/01/03          0
    0013038153                           O            02/01/33
    0


    8496277          134/134             F          822,500.00         ZZ
                                         360        821,756.45          1
                                       6.500          5,198.76         70
                                       6.250          5,198.76
    STEAMBOAT SPRIN  CO   80487          1            01/09/03         00
    0013049283                           09           03/01/03          0
    0013049283                           O            02/01/33
    0


    8496279          134/134             F          348,000.00         ZZ
                                         360        347,321.79          1
                                       6.125          2,114.49         54
                                       5.875          2,114.49
    ATHENS           TX   75751          2            12/04/02         00
    0013049473                           05           02/01/03          0
    0013049473                           O            01/01/33
    0


    8496283          134/134             F          850,200.00         ZZ
                                         360        849,449.88          1
                                       6.625          5,443.93         50
                                       6.375          5,443.93
    HINSDALE         IL   60521          2            01/15/03         00
    0013050927                           05           03/01/03          0
    0013050927                           O            02/01/33
    0


    8496285          134/134             F          480,000.00         ZZ
                                         360        479,064.54          1
                                       6.125          2,916.54         80
                                       5.875          2,916.54
    PEORIA           AZ   85381          1            12/05/02         00
    0013055413                           05           02/01/03          0
    0013055413                           O            01/01/33
    0


    8496287          134/134             F          368,000.00         ZZ
                                         360        366,946.64          1
                                       6.625          2,356.35         46
                                       6.375          2,356.35
1


    NORTHBROOK       IL   60062          2            12/24/02         00
    0013057179                           05           02/01/03          0
    0013057179                           O            01/01/33
    0


    8496291          134/134             F          535,500.00         ZZ
                                         360        534,325.02          1
                                       5.500          3,040.52         70
                                       5.250          3,040.52
    GRANT            MN   55038          1            12/30/02         00
    0013072608                           05           02/01/03          0
    0013072608                           O            01/01/33
    0


    8496301          134/134             F          379,800.00         ZZ
                                         360        379,111.44          1
                                       6.500          2,400.60         84
                                       6.250          2,400.60
    POWELL           OH   43065          1            12/16/02         11
    0013076146                           05           02/01/03         12
    0013076146                           O            01/01/33
    0


    8496307          134/134             F          411,000.00         ZZ
                                         360        410,254.89          1
                                       6.500          2,597.80         75
                                       6.250          2,597.80
    SUMERCO          WV   25567          2            12/26/02         00
    0013088208                           05           02/01/03          0
    0013088208                           O            01/01/33
    0


    8496309          134/134             F          326,000.00         ZZ
                                         360        325,364.66          1
                                       6.125          1,980.82         78
                                       5.875          1,980.82
    GILBERT          AZ   85296          2            12/18/02         00
    0013095260                           05           02/01/03          0
    0013095260                           O            01/01/33
    0


    8496311          134/134             F          780,000.00         ZZ
                                         360        777,016.75          1
                                       6.375          4,866.19         65
                                       6.125          4,866.19
    WATERFORD        MI   48329          2            12/20/02         00
    0013106547                           05           02/01/03          0
    0013106547                           O            01/01/33
    0
1




    8502719          X76/X76             F          750,000.00         ZZ
                                         360        748,640.31          1
                                       6.500          4,740.51         75
                                       6.250          4,740.51
    SANTA BARBARA    CA   93105          5            12/18/02         00
    4440110122                           05           02/01/03          0
    4440110122                           O            01/01/33
    0


    8502721          X76/X76             F          820,000.00         ZZ
                                         360        818,513.40          1
                                       6.500          5,182.96         69
                                       6.250          5,182.96
    VENTURA          CA   93003          5            12/26/02         00
    4440110171                           05           02/01/03          0
    4440110171                           O            01/01/33
    0


    8502727          X76/X76             F          346,500.00         ZZ
                                         360        346,171.23          1
                                       6.250          2,133.46         61
                                       6.000          2,133.46
    VENTURA          CA   93001          5            01/03/03         00
    4440110973                           05           03/01/03          0
    4440110973                           O            02/01/33
    0


    8502729          X76/X76             F          900,000.00         ZZ
                                         360        898,646.05          1
                                       6.250          5,541.45         62
                                       6.000          5,541.45
    SALINAS          CA   93908          2            01/07/03         00
    4440111195                           05           03/01/03          0
    4440111195                           O            02/01/33
    0


    8502731          X76/X76             F          460,000.00         ZZ
                                         360        459,563.53          1
                                       6.250          2,832.30         80
                                       6.000          2,832.30
    VENTURA          CA   93003          1            01/13/03         00
    4440111302                           05           03/01/03          0
    4440111302                           O            02/01/33
    0
1

   TOTAL NUMBER OF LOANS   :        970

   TOTAL ORIGINAL BALANCE  :   423,620,496.15

   TOTAL PRINCIPAL BALANCE :   422,346,617.06

   TOTAL ORIGINAL P+I      :     2,622,899.53

   TOTAL CURRENT P+I       :     2,622,885.86


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                          EXHIBIT G

                                 FORMS OF REQUEST FOR RELEASE


DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

        In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full Mortgage Loan Repurchased

"We hereby certify that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan pursuant to the Pooling and Servicing Agreement."
---------------------------
Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents: [] Promissory Note
[] Primary Insurance Policy
[] Mortgage or Deed of Trust
[] Assignment(s) of Mortgage or
Deed of Trust
[] Title Insurance Policy
[] Other:

--------------------
Name Date
--------------------
Title

                                         EXHIBIT H-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) :ss.
COUNTY OF             )

        [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he/she is a Director of _________________ (record or beneficial owner of __% Percentage Interest in the Mortgage Asset-Backed Pass-Through Certificates, Series 2003- RM1, Class R-I and Class R-II (together, the "Class R Certificates"), (the "Owner"), a corporation duly organized and existing under the laws of the State of Delaware, on behalf of which he/she makes this affidavit and agreement.

2. That the Owner (i) is not and will not be, as of March 28, 2003, a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(g) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(g) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(g)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.      The Owner's Taxpayer Identification Number is ______________.

9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R
        Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code;

14. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

        (b) The Owner will provide the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by a [Title of Officer] and its corporate seal to be hereunto attached, attested by a [Assistant] Secretary, this _____ day of _________, 20___.

                                 [NAME OF OWNER]


                                            By:
                                            Name:  [Name of Officer]
                                            Title: [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary


        Personally appeared before me the above-named [Name of Officer], known or proven to me to be the same person who executed the foregoing instrument and to be a [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ______ day of _________, 20___.


NOTARY PUBLIC

COUNTY OF STATE OF My Commission
expires the _____ day of
____________, 20____.

                                         EXHIBIT H-2

                                FORM OF TRANSFEROR CERTIFICATE


                                            ---------------, -----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

          Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1, [Class R-I and Class R-II]

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _______________________ (the "Purchaser") of
$ ___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1, [Class R-I and Class R-II] (the "Class R Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2003, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

3.      The  Seller  has at the  time of the  transfer  conducted  a  reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                Very truly yours,


                                    (Seller)


                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT I

                            FORM OF INVESTOR REPRESENTATION LETTER


                                            -------------------, ------


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

          Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1, [Class R-I and Class R-II] [Class B-___]

Ladies and Gentlemen:

        _________________   (the   "Purchaser")   intends   to   purchase   from
______________ (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass- Through Certificates, Series 2003-RM1, [Class R-I and Class R-II] [Class B-___] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated [institutional] investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ________________, ____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged  error  or  omission,  contained  in the  Memorandum,  or  (b)  any
     information,   development   or  event   arising  after  the  date  of  the
     Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,


                                    (Seller)

                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT J

                           FORM OF TRANSFEROR REPRESENTATION LETTER


                                            ----------------, -----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    2003-RM1, [Class R-I and Class R-II] [Class B-___]

Ladies and Gentlemen:

        In connection with the sale by __________ (the "Seller") to ______________ (the "Purchaser") of $____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1, [Class R-I and Class R-II][Class B-___] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2003 among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                Very truly yours,


                                    (Seller)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY


                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

        Section 12.01. Subordinate Certificate Loss Coverage;  Limited Guaranty.
(a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(c) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(c), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c).

        (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class R Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class R Certificates will not be covered by the Subordinate Certificate Loss Obligation.

        (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master

Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) __________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class R Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

        (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

        (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R Certificateholders.

        (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class R

Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance. Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this
Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency, unless (A) the Holder of 100% of the Class R Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Depositor obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                                LIMITED GUARANTY

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2003-RM1

                                            ____________________, 20___

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of March 1, 2003 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and Deutsche Bank Trust Company Americas (the "Trustee") as amended by Amendment No. 1 thereto, dated as of _________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RM1 (the "Certificates"); and

        WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class R Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

        WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

        NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential

        Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 11.01 of the Servicing Agreement.

        (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to
        Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                   CORPORATION


                                            By:
                                            Name:
                                            Title:

Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:
Name:
Title:


                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS,
                                            INC.


                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                            ----------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Ladies and Gentlemen:

        This letter is delivered to you in connection with the assignment by __________________ (the "Trustee") to ___________________ (the "Lender") of
__________________ (the "Mortgage Loan") pursuant to Section 3.12(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2003, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                Very truly yours,


                                    (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:
                    =========================================
                    =========================================

        The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of March 1, 2003 among Residential Funding Corporation, as Master Servicer, Residential Asset Mortgage Products, Inc., as Depositor and Deutsche Bank Trust Company Americas, as trustee, pursuant to Section 5.02 of the Agreement, as follows:

        (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

        (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

        (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

        (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

        (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3. [Reserved]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                               Print Name of Buyer

By:                                                By:
Name:                                              Name:
Title:                                             Title:

Taxpayer Identification:                           Taxpayer Identification:

No:                                                No:
Date:                                              Date:

                              ANNEX 1 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

____ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Depositor. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Depositor. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____ ____ Will the Buyer be purchasing the Rule 144A Yes No Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer

                                            By:
                                            Name:
                                            Title:

Date:

                              ANNEX 2 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                            Print Name of Buyer


                                            By:
                                            Name:
                                            Title:


                                 IF AN ADVISER:


                                            Print Name of Buyer


Date: __________________

                                    EXHIBIT O

                              FORM OF ERISA LETTER


                                            --------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention: Residential Funding Corporation Series 2003-RM1

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    2003-RM1, Class B-___

Ladies and Gentlemen:

        ______________________________  (the  "Purchaser")  intends to  purchase
from   ___________________________   (the   "Seller")   $_____________   Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2003-RM1, Class B-___ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2003 among Residential Asset Mortgage Products, Inc., as the company (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

        (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.

ss.2510.3-101; or

        (b) The Purchaser has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement. In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                Very truly yours,



                                   (Purchaser)

                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT P

                                 ERISA REPRESENTATION LETTER


                                            [date]


Residential Funding Corporation
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard, Suite 250
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products Inc. Series 2003-RM1

               Re:  Residential   Asset   Mortgage   Products,   Inc.   Mortgage
                    Asset-Backed Pass-Through Certificates, Series 2003-RM1, Class B-___

Ladies and Gentlemen:

        [__________________________] (the "Purchaser") intends to purchase from [__________________________] (the "Seller") $[____________] initial Certificate
Principal Balance of the above-referenced certificates, issued under the pooling and servicing agreement, dated as of March 1, 2003, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as trustee. All terms used in this ERISA Representation Letter and not otherwise defined shall have the meanings set forth in the pooling and servicing agreement.

        The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
covenants with the Seller, the trustee and the master servicer that, either:

        (a) The Purchaser is not an ERISA plan, or any other person, including an investment manager, a named fiduciary or a trustee of any Plan, acting, directly or indirectly, on behalf of or purchasing any certificate with "plan assets" of any ERISA plan within the meaning of the DOL regulation at 29 C.F.R. ss.2510.3-101; or

        (b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the certificates is an "insurance company general account", as the term is defined in DOL Prohibited Transaction Class Exemption 95-60, and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the trustee and the master servicer that the Purchaser will not transfer the certificates to any ERISA plan or person unless that ERISA plan or person meets the requirements in either (a) or (b) above.

                                Very truly yours,



                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT Q

         PAC I AGGREGATE PLANNED PRINCIPAL BALANCES AND PAC II AGGREGATE
                           PLANNED PRINCIPAL BALANCES



                         PAC I AGGREGATE PLANNED       PAC II AGGREGATE PLANNED
                         PRINCIPAL                               PRINCIPAL
                         BALANCES FOR THE CLASS A-1,  BALANCES FOR THE CLASS A-9
                         CLASS A-2,CLASS A-3,        AND CLASS A-10 CERTIFICATES
                        CLASS A-4,CLASS A-6,
                       CLASS A-7,CLASS A-8 AND
                        CLASS A-8A
DISTRIBUTION DATE        CERTIFICATES
--------------------------------------------------------------------------------
Initial Balance................. $230,629,000.00                 $36,816,000.00
April 25, 2003.................. 230,629,000.00                  36,051,595.58
May 25, 2003.................... 230,629,000.00                  35,187,089.56
June 25, 2003................... 230,629,000.00                  34,223,017.20
July 25, 2003................... 230,629,000.00                  33,159,785.74
August 25, 2003................. 230,629,000.00                  31,997,874.32
September 25, 2003.............. 230,629,000.00                  30,737,833.67
October 25, 2003................ 230,629,000.00                  29,380,285.86
November 25, 2003............... 230,629,000.00                  27,925,923.91
December 25, 2003............... 230,629,000.00                  26,375,511.29
January 25, 2004................ 230,629,000.00                  24,729,881.36
February 25, 2004............... 230,629,000.00                  22,989,936.71
March 25, 2004.................. 230,629,000.00                  21,156,648.46
April 25, 2004.................. 228,864,217.50                  20,995,837.88
May 25, 2004.................... 227,017,343.06                  20,825,920.00
June 25, 2004................... 225,089,339.51                  20,647,103.34
July 25, 2004................... 223,081,221.76                  20,459,609.07
August 25, 2004................. 220,994,056.00                  20,263,670.67
September 25, 2004.............. 218,828,958.76                  20,059,533.60
October 25, 2004................ $216,587,095.99                 $19,847,454.96
November 25, 2004............... 214,269,682.02                  19,627,703.12
December 25, 2004............... 211,877,978.49                  19,400,557.34
January 25, 2005................ 209,413,293.24                  19,166,307.34
February 25, 2005............... 206,876,979.13                  18,925,252.92
March 25, 2005.................. 204,270,432.84                  18,677,703.44
April 25, 2005.................. 201,595,093.57                  18,423,977.41
May 25, 2005.................... 198,852,441.74                  18,164,402.03
June 25, 2005................... 196,043,997.65                  17,899,312.60
July 25, 2005................... 193,236,778.45                  17,636,686.36
August 25, 2005................. 190,448,438.52                  17,378,586.85
September 25, 2005.............. 187,678,855.80                  17,124,964.80
October 25, 2005................ 184,927,909.05                  16,875,771.33
November 25, 2005............... 182,195,477.79                  16,630,958.07
December 25, 2005............... 179,481,442.36                  16,390,477.06
January 25, 2006................ 176,785,683.86                  16,154,280.82
February 25, 2006............... 174,108,084.17                  15,922,322.31
March 25, 2006.................. 171,448,525.93                  15,694,554.94

April 25, 2006.................. 168,806,892.57                  15,470,932.52
May 25, 2006.................... 166,183,068.26                  15,251,409.34
June 25, 2006................... 163,576,937.93                  15,035,940.09
July 25, 2006................... 160,988,387.27                  14,824,479.89
August 25, 2006................. 158,417,302.71                  14,616,984.30
September 25, 2006.............. 155,863,571.41                  14,413,409.28
October 25, 2006................ 153,327,081.29                  14,213,711.22
November 25, 2006............... 150,807,720.99                  14,017,846.90
December 25, 2006............... 148,305,379.86                  13,825,773.54
January 25, 2007................ 145,819,948.00                  13,637,448.73
February 25, 2007............... 143,351,316.22                  13,452,830.49
March 25, 2007.................. 140,899,376.03                  13,271,877.22
April 25, 2007.................. 138,464,019.66                  13,094,547.72
May 25, 2007.................... 136,045,140.05                  12,920,801.18
June 25, 2007................... 133,642,630.83                  12,750,597.16
July 25, 2007................... 131,256,386.31                  12,583,895.65
August 25, 2007................. 128,886,301.53                  12,420,656.96
September 25, 2007.............. 126,532,272.18                  12,260,841.83
October 25, 2007................ 124,194,194.64                  12,104,411.35
November 25, 2007............... 121,871,965.98                  11,951,326.96
December 25, 2007............... 119,565,483.93                  11,801,550.51
January 25, 2008................ 117,274,646.90                  11,655,044.18
February 25, 2008............... 114,999,353.95                  11,511,770.53
March 25, 2008.................. 112,739,504.81                  11,371,692.47
April 25, 2008.................. 110,518,683.73                  11,237,732.66
May 25, 2008.................... 108,312,994.65                  11,106,874.72
June 25, 2008................... 106,122,339.01                  10,979,082.63
July 25, 2008................... 103,946,618.89                  10,854,320.72
August 25, 2008................. 101,785,736.99                  10,732,553.68
September 25, 2008.............. 99,639,596.68                   10,613,746.51
October 25, 2008................ 97,508,101.93                   10,497,864.56
November 25, 2008............... 95,391,157.33                   10,384,873.52
December 25, 2008............... $93,288,668.11                  $10,274,739.40
January 25, 2009................ 91,200,540.11                   10,167,428.53
February 25, 2009............... 89,126,679.78                   10,062,907.59
March 25, 2009.................. 87,066,994.17                   9,961,143.55
April 25, 2009.................. 85,028,968.16                   9,863,025.70
May 25, 2009.................... 83,004,875.18                   9,767,587.85
June 25, 2009................... 80,994,624.18                   9,674,798.02
July 25, 2009................... 78,998,124.71                   9,584,624.50
August 25, 2009................. 77,015,286.88                   9,497,035.95
September 25, 2009.............. 75,046,021.44                   9,412,001.24
October 25, 2009................ 73,091,900.77                   9,327,828.52
November 25, 2009............... 71,185,719.65                   9,241,871.00

December 25, 2009............... 69,326,339.39                   9,154,549.05
January 25, 2010................ 67,512,647.88                   9,065,971.62
February 25, 2010............... 65,743,558.97                   8,976,243.46
March 25, 2010.................. 64,018,011.90                   8,885,465.22
April 25, 2010.................. 62,378,876.92                   8,791,194.12
May 25, 2010.................... 60,780,098.22                   8,696,194.15
June 25, 2010................... 59,220,708.53                   8,600,550.82
July 25, 2010................... 57,699,763.38                   8,504,346.09
August 25, 2010................. 56,216,340.51                   8,407,658.57
September 25, 2010.............. 54,769,539.40                   8,310,563.58
October 25, 2010................ 53,358,480.77                   8,213,133.26
November 25, 2010............... 51,982,306.02                   8,115,436.70
December 25, 2010............... 50,640,176.84                   8,017,540.03
January 25, 2011................ 49,331,274.67                   7,919,506.47
February 25, 2011............... 48,054,800.24                   7,821,396.55
March 25, 2011.................. 46,809,973.19                   7,723,268.04
April 25, 2011.................. 45,632,530.69                   7,623,467.11
May 25, 2011.................... 44,483,943.72                   7,523,893.19
June 25, 2011................... 43,363,518.69                   7,424,591.05
July 25, 2011................... 42,270,578.44                   7,325,603.28
August 25, 2011................. 41,204,461.86                   7,226,970.36
September 25, 2011.............. 40,164,523.48                   7,128,730.79
October 25, 2011................ 39,150,133.19                   7,030,921.07
November 25, 2011............... 38,160,675.77                   6,933,575.85
December 25, 2011............... 37,195,550.62                   6,836,727.94
January 25, 2012................ 36,254,171.40                   6,740,408.41
February 25, 2012............... 35,335,965.67                   6,644,646.64
March 25, 2012.................. 34,440,374.58                   6,549,470.38
April 25, 2012.................. 33,595,513.74                   6,453,992.34
May 25, 2012.................... 32,770,911.77                   6,359,270.76
June 25, 2012................... 31,966,090.37                   6,265,322.36
July 25, 2012................... 31,180,582.46                   6,172,162.69
August 25, 2012................. 30,413,931.82                   6,079,806.21
September 25, 2012.............. 29,665,692.92                   5,988,266.29
October 25, 2012................ 28,935,430.62                   5,897,555.29
November 25, 2012............... 28,222,719.96                   5,807,684.59
December 25, 2012............... 27,527,145.90                   5,718,664.60
January 25, 2013................ 26,848,303.12                   5,630,504.84
February 25, 2013............... $26,185,795.75                  $5,543,213.95
March 25, 2013.................. 25,539,237.20                   5,456,799.73
April 25, 2013.................. 24,908,249.92                   5,371,269.15
May 25, 2013.................... 24,292,465.18                   5,286,628.44
June 25, 2013................... 23,691,522.89                   5,202,883.06
July 25, 2013................... 23,105,071.39                   5,120,037.75

August 25, 2013................. 22,532,767.24                   5,038,096.61
September 25, 2013.............. 21,974,275.05                   4,957,063.02
October 25, 2013................ 21,429,267.28                   4,876,939.79
November 25, 2013............... 20,897,424.06                   4,797,729.09
December 25, 2013............... 20,378,433.04                   4,719,432.52
January 25, 2014................ 19,871,989.14                   4,642,051.14
February 25, 2014............... 19,377,794.49                   4,565,585.46
March 25, 2014.................. 18,895,558.15                   4,490,035.53
April 25, 2014.................. 18,424,996.03                   4,415,400.86
May 25, 2014.................... 17,965,830.70                   4,341,680.54
June 25, 2014................... 17,517,791.24                   4,268,873.20
July 25, 2014................... 17,080,613.08                   4,196,977.06
August 25, 2014................. 16,654,037.86                   4,125,989.94
September 25, 2014.............. 16,237,813.29                   4,055,909.29
October 25, 2014................ 15,831,693.01                   3,986,732.16
November 25, 2014............... 15,435,436.43                   3,918,455.29
December 25, 2014............... 15,048,808.62                   3,851,075.09
January 25, 2015................ 14,671,580.17                   3,784,587.64
February 25, 2015............... 14,303,527.06                   3,718,988.74
March 25, 2015.................. 13,944,430.54                   3,654,273.91
April 25, 2015.................. 13,594,077.01                   3,590,438.37
May 25, 2015.................... 13,252,257.87                   3,527,477.15
June 25, 2015................... 12,918,769.45                   3,465,385.00
July 25, 2015................... 12,593,412.85                   3,404,156.47
August 25, 2015................. 12,275,993.89                   3,343,785.84
September 25, 2015.............. 11,966,322.92                   3,284,267.28
October 25, 2015................ 11,664,214.77                   3,225,594.72
November 25, 2015............... 11,369,488.64                   3,167,761.91
December 25, 2015............... 11,081,967.99                   3,110,762.44
January 25, 2016................ 10,801,480.42                   3,054,589.78
February 25, 2016............... 10,527,857.61                   2,999,237.22
March 25, 2016.................. 10,260,935.21                   2,944,697.92
April 25, 2016.................. 10,000,552.73                   2,890,964.94
May 25, 2016.................... 9,746,553.49                    2,838,031.18
June 25, 2016................... 9,498,784.49                    2,785,889.47
July 25, 2016................... 9,257,096.35                    2,734,532.53
August 25, 2016................. 9,021,343.19                    2,683,953.01
September 25, 2016.............. 8,791,382.62                    2,634,143.44
October 25, 2016................ 8,567,075.57                    2,585,096.32
November 25, 2016............... 8,348,286.29                    2,536,804.03
December 25, 2016............... 8,134,882.21                    2,489,258.93
January 25, 2017................ 7,926,733.91                    2,442,453.33
February 25, 2017............... 7,723,715.04                    2,396,379.44
March 25, 2017.................. 7,525,702.20                    2,351,029.51

April 25, 2017.................. $7,332,574.96                   $2,306,395.68
May 25, 2017.................... 7,144,215.69                    2,262,470.11
June 25, 2017................... 6,960,509.59                    2,219,244.91
July 25, 2017................... 6,781,344.55                    2,176,712.17
August 25, 2017................. 6,606,611.12                    2,134,863.98
September 25, 2017.............. 6,436,202.45                    2,093,692.42
October 25, 2017................ 6,270,014.21                    2,053,189.55
November 25, 2017............... 6,107,944.56                    2,013,347.45
December 25, 2017............... 5,949,894.07                    1,974,158.18
January 25, 2018................ 5,795,765.65                    1,935,613.84
February 25, 2018............... 5,645,464.54                    1,897,706.50
March 25, 2018.................. 5,498,898.21                    1,860,428.28
April 25, 2018.................. 5,355,976.34                    1,823,771.31
May 25, 2018.................... 5,216,610.75                    1,787,727.72
June 25, 2018................... 5,080,715.35                    1,752,289.69
July 25, 2018................... 4,948,206.10                    1,717,449.43
August 25, 2018................. 4,819,000.96                    1,683,199.16
September 25, 2018.............. 4,693,019.84                    1,649,531.14
October 25, 2018................ 4,570,184.55                    1,616,437.67
November 25, 2018............... 4,450,418.76                    1,583,911.10
December 25, 2018............... 4,333,647.96                    1,551,943.82
January 25, 2019................ 4,219,799.42                    1,520,528.22
February 25, 2019............... 4,108,802.14                    1,489,656.78
March 25, 2019.................. 4,000,586.80                    1,459,322.01
April 25, 2019.................. 3,895,085.74                    1,429,516.49
May 25, 2019.................... 3,792,232.92                    1,400,232.80
June 25, 2019................... 3,691,963.87                    1,371,463.63
July 25, 2019................... 3,594,215.64                    1,343,201.69
August 25, 2019................. 3,498,926.82                    1,315,439.74
September 25, 2019.............. 3,406,037.42                    1,288,170.63
October 25, 2019................ 3,315,488.93                    1,261,387.23
November 25, 2019............... 3,227,224.20                    1,235,082.50
December 25, 2019............... 3,141,187.46                    1,209,249.43
January 25, 2020................ 3,057,324.28                    1,183,881.08
February 25, 2020............... 2,975,581.53                    1,158,970.59
March 25, 2020.................. 2,895,907.34                    1,134,511.14
April 25, 2020.................. 2,818,251.08                    1,110,496.00
May 25, 2020.................... 2,742,563.35                    1,086,918.46
June 25, 2020................... 2,668,795.93                    1,063,771.91
July 25, 2020................... 2,596,901.73                    1,041,049.80
August 25, 2020................. 2,526,834.81                    1,018,745.65
September 25, 2020.............. 2,458,550.34                    996,853.02
October 25, 2020................ 2,392,004.55                    975,365.56
November 25, 2020............... 2,327,154.72                    954,276.99

December 25, 2020............... 2,263,959.16                    933,581.08
January 25, 2021................ 2,202,377.17                    913,271.69
February 25, 2021............... 2,142,369.06                    893,342.70
March 25, 2021.................. 2,083,896.05                    873,788.13
April 25, 2021.................. 2,026,920.33                    854,602.01
May 25, 2021.................... 1,971,404.97                    835,778.47
June 25, 2021................... $1,917,313.96                   $817,311.68
July 25, 2021................... 1,864,612.12                    799,195.91
August 25, 2021................. 1,813,265.14                    781,425.48
September 25, 2021.............. 1,763,239.54                    763,994.77
October 25, 2021................ 1,714,502.64                    746,898.25
November 25, 2021............... 1,667,022.53                    730,130.45
December 25, 2021............... 1,620,768.11                    713,685.95
January 25, 2022................ 1,575,708.99                    697,559.43
February 25, 2022............... 1,531,815.55                    681,745.59
March 25, 2022.................. 1,489,058.84                    666,239.27
April 25, 2022.................. 1,447,410.66                    651,035.29
May 25, 2022.................... 1,406,843.45                    636,128.62
June 25, 2022................... 1,367,330.34                    621,514.23
July 25, 2022................... 1,328,845.11                    607,187.20
August 25, 2022................. 1,291,362.16                    593,142.64
September 25, 2022.............. 1,254,856.53                    579,375.75
October 25, 2022................ 1,219,303.84                    565,881.81
November 25, 2022............... 1,184,680.32                    552,656.11
December 25, 2022............... 1,150,962.77                    539,694.06
January 25, 2023................ 1,118,128.56                    526,991.11
February 25, 2023............... 1,086,155.59                    514,542.76
March 25, 2023.................. 1,055,022.33                    502,344.59
April 25, 2023.................. 1,024,707.73                    490,392.25
May 25, 2023.................... 995,191.28                      478,681.45
June 25, 2023................... 966,452.98                      467,207.92
July 25, 2023................... 938,473.28                      455,967.51
August 25, 2023................. 911,233.13                      444,956.10
September 25, 2023.............. 884,713.94                      434,169.63
October 25, 2023................ 858,897.58                      423,604.11
November 25, 2023............... 833,766.35                      413,255.58
December 25, 2023............... 809,302.99                      403,120.18
January 25, 2024................ 785,490.64                      393,194.10
February 25, 2024............... 762,312.89                      383,473.54
March 25, 2024.................. 739,753.70                      373,954.82
April 25, 2024.................. 717,797.44                      364,634.28
May 25, 2024.................... 696,428.84                      355,508.32
June 25, 2024................... 675,633.04                      346,573.40
July 25, 2024................... 655,395.50                      337,826.03

August 25, 2024................. 635,702.07                      329,262.78
September 25, 2024.............. 616,538.93                      320,880.28
October 25, 2024................ 597,892.61                      312,675.18
November 25, 2024............... 579,749.96                      304,644.21
December 25, 2024............... 562,098.16                      296,784.16
January 25, 2025................ 544,924.70                      289,091.84
February 25, 2025............... 528,217.38                      281,564.14
March 25, 2025.................. 511,964.30                      274,197.98
April 25, 2025.................. 496,153.86                      266,990.32
May 25, 2025.................... 480,774.72                      259,938.22
June 25, 2025................... 465,815.85                      253,038.72
July 25, 2025................... 451,266.48                      246,288.96
August 25, 2025................. $437,116.11                     $239,686.09
September 25, 2025.............. 423,354.48                      233,227.34
October 25, 2025................ 409,971.61                      226,909.95
November 25, 2025............... 396,957.75                      220,731.23
December 25, 2025............... 384,303.40                      214,688.53
January 25, 2026................ 371,999.28                      208,779.24
February 25, 2026............... 360,036.36                      203,000.80
March 25, 2026.................. 348,405.82                      197,350.68
April 25, 2026.................. 337,099.07                      191,826.40
May 25, 2026.................... 326,107.71                      186,425.53
June 25, 2026................... 315,423.58                      181,145.67
July 25, 2026................... 305,038.71                      175,984.45
August 25, 2026................. 294,945.31                      170,939.57
September 25, 2026.............. 285,135.81                      166,008.74
October 25, 2026................ 275,602.81                      161,189.74
November 25, 2026............... 266,339.11                      156,480.35
December 25, 2026............... 257,337.68                      151,878.41
January 25, 2027................ 248,591.67                      147,381.80
February 25, 2027............... 240,094.39                      142,988.44
March 25, 2027.................. 231,839.32                      138,696.27
April 25, 2027.................. 223,820.12                      134,503.28
May 25, 2027.................... 216,030.60                      130,407.47
June 25, 2027................... 208,464.71                      126,406.91
July 25, 2027................... 201,116.56                      122,499.70
August 25, 2027................. 193,980.43                      118,683.93
September 25, 2027.............. 187,050.71                      114,957.78
October 25, 2027................ 180,321.95                      111,319.43
November 25, 2027............... 173,788.82                      107,767.10
December 25, 2027............... 167,446.16                      104,299.04
January 25, 2028................ 161,288.90                      100,913.53
February 25, 2028............... 155,312.12                      97,608.89
March 25, 2028.................. 149,511.01                      94,383.47

April 25, 2028.................. 143,880.90                      91,235.62
May 25, 2028.................... 138,417.22                      88,163.77
June 25, 2028................... 133,115.53                      85,166.34
July 25, 2028................... 127,971.49                      82,241.79
August 25, 2028................. 122,980.88                      79,388.61
September 25, 2028.............. 118,139.57                      76,605.32
October 25, 2028................ 113,443.56                      73,890.46
November 25, 2028............... 108,888.93                      71,242.61
December 25, 2028............... 104,471.88                      68,660.34
January 25, 2029................ 100,188.68                      66,142.31
February 25, 2029............... 96,035.72                       63,687.14
March 25, 2029.................. 92,009.47                       61,293.51
April 25, 2029.................. 88,106.48                       58,960.13
May 25, 2029.................... 84,323.42                       56,685.70
June 25, 2029................... 80,657.01                       54,468.98
July 25, 2029................... 77,104.07                       52,308.75
August 25, 2029................. 73,661.51                       50,203.79
September 25, 2029.............. 70,326.29                       48,152.92
October 25, 2029................ $67,095.49                      $46,154.97
November 25, 2029............... 63,966.22                       44,208.81
December 25, 2029............... 60,935.71                       42,313.31
January 25, 2030................ 58,001.22                       40,467.39
February 25, 2030............... 55,160.10                       38,669.97
March 25, 2030.................. 52,409.78                       36,919.98
April 25, 2030.................. 49,747.72                       35,216.40
May 25, 2030.................... 47,171.49                       33,558.21
June 25, 2030................... 44,678.70                       31,944.40
July 25, 2030................... 42,267.00                       30,374.02
August 25, 2030................. 39,934.15                       28,846.10
September 25, 2030.............. 37,677.93                       27,359.70
October 25, 2030................ 35,496.20                       25,913.89
November 25, 2030............... 33,386.85                       24,507.79
December 25, 2030............... 31,347.85                       23,140.50
January 25, 2031................ 29,377.21                       21,811.15
February 25, 2031............... 27,473.00                       20,518.90
March 25, 2031.................. 25,633.34                       19,262.90
April 25, 2031.................. 23,856.38                       18,042.34
May 25, 2031.................... 22,140.34                       16,856.44
June 25, 2031................... 20,483.49                       15,704.38
July 25, 2031................... 18,884.12                       14,585.41
August 25, 2031................. 17,340.59                       13,498.77
September 25, 2031.............. 15,851.28                       12,443.73
October 25, 2031................ 14,414.65                       11,419.55
November 25, 2031............... 13,029.16                       10,425.53

December 25, 2031............... 11,693.33                       9,460.97
January 25, 2032................ 10,405.72                       8,525.20
February 25, 2032............... 9,164.93                        7,617.52
March 25, 2032.................. 7,969.58                        6,737.31
April 25, 2032.................. 6,818.34                        5,883.92
May 25, 2032.................... 5,709.92                        5,056.71
June 25, 2032................... 4,643.06                        4,255.07
July 25, 2032................... 3,616.52                        3,478.41
August 25, 2032................. 2,629.12                        2,726.13
September 25, 2032.............. 1,679.69                        1,997.64
October 25, 2032................ 767.10                          1,292.39
November 25, 2032............... 0.00                            500.06
December 25, 2032............... 0.00                            184.02
January 25, 3033 and thereafter. 0.00                            0.00

                                   EXHIBIT R-1

                          FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated March 1, 2003 (the "Agreement") among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and Deutsche Bank Trust Company Americas (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                   EXHIBIT R-2

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned, a Responsible Officer of Deutsche Bank Trust Company Americas (the "Trustee") certifies that:

        1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated March 1, 2003 (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

        2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of the calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

     IN  WITNESS   THEREOF,   I  have  duly  executed  this  certificate  as  of
____________, 20___


                                                          Name:________________
                                                          Title: